UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
PLANET 13 HOLDINGS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all the boxes that apply)
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING

AND

PROXY STATEMENT

OF

PLANET 13 HOLDINGS INC.
to be held at 12:00 p.m. (Pacific Daylight Time) on Thursday, July 27, 2023 at

2548 West Desert Inn Road, Las Vegas, Nevada (and virtually as set out herein)

PLANET 13 HOLDINGS INC.
2548 West Desert Inn Road, Las Vegas, Nevada, 89109
Phone: (702) 815-1313
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that the annual general and special meeting (the “Meeting”) of the shareholders (the “Shareholders”) of Planet 13 Holdings Inc. (the “Company”) will be held at 2548 West Desert Inn Road, Las Vegas, Nevada on Thursday, July 27, 2023 at 12:00 p.m. (Pacific Daylight Time), for the following purposes:
1.	to elect four directors for the ensuing year to hold office until the close of business of the next annual meeting of the Company’s Shareholders;
2.	to re-appoint Davidson & Company LLP as the auditors of the Company for the ensuing year and to authorize the directors of the Company to fix the remuneration to be paid to the auditors;
3.
to consider and, if thought advisable, to pass a special resolution, to approve a plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) involving, among other things, the continuance of the Company from British Columbia to the State of Nevada, as more particularly described in the accompanying Proxy Statement (the “Nevada Domestication”);

4.
to consider and, if thought advisable, to pass an ordinary resolution to approve and adopt the Planet 13 Holdings Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”) as more particularly described in the accompanying Proxy Statement; and

5.	to transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.
In order to allow greater participation in the Meeting, the Company is also offering a virtual live audio webcast in which Shareholders may listen to the Meeting, submit questions and vote online at: www.virtualshareholdermeeting.com/PLNHF2023. Shareholders will have an equal opportunity to participate in the Meeting regardless of their geographic location or equity ownership.
The record date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is June 5, 2023 (the “Record Date”). Shareholders whose names have been entered in the register of Shareholders of the Company (“Registered Shareholders”) at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof.
Whether or not you plan to attend the Meeting in person or virtually, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.
DATED at Las Vegas, Nevada, this 22nd day of June, 2023.
BY ORDER OF THE BOARD OF DIRECTORS OF PLANET 13 HOLDINGS INC.

/s/ Larry Scheffler
Larry Scheffler Co-Chief Executive Officer

/s/ Robert Groesbeck
Robert Groesbeck Co-Chief Executive Officer

PLANET 13 HOLDINGS INC.
2548 West Desert Inn Road, Las Vegas, Nevada 89109
Phone: (702) 815-1313
PROXY STATEMENT

FOR ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

July 27, 2023 at 12:00 p.m. (Pacific Daylight Time)
This proxy statement (“Proxy Statement”) and enclosed form of proxy (“Proxy Instrument”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Planet 13 Holdings Inc. (the “Company”) for use at the annual general and special meeting (the “Meeting”) of shareholders (“Shareholders”) of the Company to be held at 12:00 p.m. (Pacific Daylight Time) on Thursday, July 27, 2023 at 2548 West Desert Inn Road, Las Vegas, Nevada, and via live webcast at: www.virtualshareholdermeeting.com/PLNHF2023, for the purposes set forth in the notice of the Meeting (the “Notice of Meeting”). Our Board is using this Proxy Statement to solicit proxies for use at the Meeting. This Proxy Statement is dated June 22, 2023 and is first being mailed to Shareholders on or about June 22, 2023.
A Shareholder may attend the Meeting in person or virtually or may be represented by proxy. Registered Shareholders who are unable to attend the Meeting or any adjournment(s) thereof in person or virtually are requested to date, sign and return the enclosed Proxy Instrument for use at the Meeting or any adjournment(s) thereof.
To be effective, the enclosed Proxy Instrument must be returned to Broadridge Financial Solutions, Inc. (“Broadridge”) by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903. All instructions are listed on the enclosed Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 11:59 p.m. (Eastern Time) on July 26, 2023 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) to the Meeting.
As a company with less than $1.235 billion in revenue during our most recently completed fiscal year, we qualify as an “emerging growth company” as defined in Section 2(a) of the Securities Act of 1933, as amended, which we refer to as the “Securities Act,” as modified by the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As an emerging growth company, we may take advantage of specified reduced disclosure and other exemptions from requirements that are otherwise applicable to public companies that are not emerging growth companies. These provisions include:
•	Reduced disclosure about our executive compensation arrangements;
•	Exemptions from non-binding shareholder advisory votes on executive compensation or golden parachute; and
•	Exemption from auditor attestation requirement in the assessment of our internal control over financial reporting.
We will remain an emerging growth company until the earliest of (i) the last day of the year in which we have total annual gross revenue of $1.235 billion or more; (ii) the last day of the year following the fifth anniversary of the first sale of the common equity securities pursuant to an effective registration under the Securities Act; (iii) the date on which we have issued more than $1.0 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission.

In addition, the JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards. This provision allows an emerging growth company to delay the adoption of some accounting standards until those standards would otherwise apply to private companies. We have elected to use this extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date we (i) are no longer an emerging growth company or (ii) affirmatively and irrevocably opt out of the extended transition period provided in the JOBS Act.
In this Proxy Statement, unless the context otherwise requires, the terms “we,” “us,” “our,” “Company,” or “Planet 13” refer to Planet 13 Holdings Inc. together with its wholly-owned subsidiaries. Unless otherwise indicated, all references to “$,” “US$” or “USD” in this Proxy Statement refer to United States dollars, and all references to “C$” or “CAD” refer to Canadian dollars.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
JULY 27, 2023

The Notice of Meeting, Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the Quarterly Report on Form 10-Q for the period ended March 31, 2023 are available online at www.proxyvote.com and on the “Investor Relations” section of our website at www.planet13holdings.com.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING WWW.PROXYVOTE.COM OR BY TELEPHONE AT 1-800-690-6903, OR MARK, SIGN, DATE AND RETURN YOUR PROXY INSTRUMENT BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL AND SPECIAL MEETING.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL AND
SPECIAL MEETING AND VOTING
Proxy Materials
Why am I receiving these materials?
The following proxy materials are being mailed and provided to Shareholders for use at the Meeting to be held in person and via live webcast on July 27, 2023: (1) Proxy Statement; (2) a Proxy Instrument or voting instruction card; (3) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on March 23, 2023, (including our audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2022, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis), and (4) the Company’s Quarterly report on Form 10-Q for the period ended March 31, 2023, as filed with the SEC on May 15, 2023.
The Company will also mail and provide to Shareholders a request for financial statement form for the fiscal year ending December 31, 2023, as required under applicable Canadian securities laws.
As a Shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board. This Proxy Statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.
These proxy materials are being sent to both registered and non-registered Shareholders. In some instances, the Company has distributed copies of the Notice of Meeting, the Proxy Statement, the accompanying Proxy Instrument and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on March 23, 2023, (collectively, the “Proxy Materials”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to Shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Proxy Materials to Non-registered Shareholders.
In accordance with applicable laws, Non-registered Shareholders who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“NOBOs”) will receive by mail the Proxy Materials.
Management of the Company intends to pay for Intermediaries to forward the Proxy Materials to Non-Registered Holders who have advised their Intermediary that they object to the Intermediary providing their ownership information.
Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.
Non-registered Shareholders who have received the Proxy Materials from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:
•	receive a Proxy Instrument executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Broadridge.
•
be provided with a request for voting instructions. The Intermediary is required to send the Company an executed Proxy Instrument completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Proxy Materials to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Proxy Materials to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Proxy Materials by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Proxy Materials are available electronically on the Company’s website. Please return your voting instructions as specified in the request for voting instructions.

Receiving Future Meeting Materials by Email
e-Delivery ensures that Shareholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Shareholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.
Who pays the cost of soliciting proxies for the Meeting?
The Company will bear the cost of solicitation, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. This solicitation of proxies is being made to Shareholders by mail but may be supplemented by telephone or other personal contact. The Company’s officers and regular employees, on behalf of the Company without being additionally compensated, may solicit proxies personally and by mail, telephone, facsimile or electronic communication at nominal cost to the Company.
The Company will reimburse intermediaries such as brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to Non-registered Shareholders.
What is included in the Proxy Materials?
The Proxy Materials include:
•	the Notice of Meeting;
•	the Proxy Statement for the Meeting;
•	a Proxy Instrument or voting instruction card;
•
our 2022 Annual Report on Form 10-K (including the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2022, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis; and

•	our Quarterly Report on Form 10-Q for the period ended March 31, 2023.
What information is contained in this Proxy Statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and executive officers and other required information.
I share an address with another Shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another Shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Secretary, Leighton Koehler, at 4657 West Teco Ave., Suite 250, Las Vegas, Nevada 89118 or by calling us at 702-815-1313.
A separate set of the materials will be sent promptly following receipt of your request.
If you are a Shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge at:
Broadridge
51 Mercedes Way
Edgewood, NY 11717
1-866-540-7095
If you are a Non-registered Shareholder and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to
Planet 13 Holdings Inc.
Attn: Secretary
4675 W. Teco Ave., Suite 250
Las Vegas, Nevada 89118
ir@planet13holdings.com
What items of business will be voted on at the Meeting and what are my voting choices and the Board’s recommendations?
The items to be voted on at the Meeting, their respective voting choices, and the voting recommendations of the Board, are as follows:
Proposal		Voting Choices	Voting Recommendation of the Board of Directors
1.	Election of Four Directors.	You may vote FOR or WITHHOLD any specific nominee.	FOR each of the nominees for election to the Board.

2.	Re-Appointment of Davidson & Company LLP, as auditors for the ensuing year and authorization of the Board to fix the remuneration to be paid to the auditors.	You may vote FOR or WITHHOLD on this matter.	FOR the re-appointment of Davidson & Company LLP and authorization of the Board to fix the remuneration to be paid to the auditors.

3.	Approval of the Nevada Domestication.	You may vote FOR, AGAINST or ABSTAIN on this matter.	FOR the approval of the Nevada Domestication

4.	Approval and adoption of the 2023 Equity Incentive Plan.	You may vote FOR, AGAINST or ABSTAIN on this matter.	FOR the approval and adoption of the 2023 Equity Incentive Plan
The Meeting will also transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
What vote is required to approve each item?
The quorum for any meeting of Shareholders is one person personally present or represented by proxy.
If you indicate “WITHHOLD” in respect to the election of directors or the re-appointment and remuneration of the auditors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.
The vote requirements for each proposal is the following:
Proposal		Required Vote
1.	Election of Four Directors	Plurality of votes*

2.	Re-Appointment and Remuneration of the Auditors	Plurality of votes

3.	Approval of Nevada Domestication	66 2/3% of the votes cast at the Meeting voting FOR the proposal.

4	Approval and Adoption of 2023 Equity Incentive Plan	Majority of the votes cast at the Meeting voting FOR the proposal.
*	The Board has adopted a “majority voting” policy as described in Proposal No.1 under “Majority Voting Policy”.

How are abstentions counted?
Each common share of the Company (a “Common Share”) held by persons present or represented by proxy at the Meeting in respect of which the holder or proxy holder does not vote, or abstains from voting, with respect to any proposal are counted for purposes of establishing a quorum. However, abstentions are not treated as votes cast and will not affect the outcome of the vote of any proposal contained in the Proxy Statement.
What happens if additional items are presented at the Meeting?
As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.
Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC within four business days of the Meeting and in a press release that we will file in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) promptly following the Meeting. Both the Form 8-K and press release will also be available on the “Investor Relations” section of our website at www.planet13holdings.com/investors.
How You Can Vote
What shares can I vote?
Each Common Share entitles the Shareholder of record to one vote at the Meeting. You are entitled to vote all Common Shares owned by you on the Record Date, including (1) Common Shares held directly in your name as the Shareholder of record and (2) Common Shares held for you as the beneficial owner through a bank, broker or other nominee. As of the Record Date, there were 222,247,854 Common Shares outstanding. On May 7, 2021, all of our outstanding Class A Restricted Voting Shares (“Restricted Voting Shares”) were converted to Common Shares. As a result, there are no Restricted Voting Shares outstanding.
AS DETAILED FURTHER BELOW, REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Attention: Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com or by calling 1-800-690-6903.
What is the difference between holding Common Shares as a Shareholder of record and as a beneficial owner?
Most of our Shareholders hold their Common Shares through an Intermediary such as a bank, broker or other nominee rather than having the Common Shares registered directly in their own name. Summarized below are some distinctions between Common Shares held of record and those owned beneficially.
Shareholder of Record (Registered Shareholder)
If your Common Shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the Shareholder of record of the Common Shares. As the Shareholder of record, you have the right to grant a proxy to vote your Common Shares to representatives from the Company or to another person, or to vote your Common Shares at the Meeting.
Beneficial Owner (Non-registered Shareholder)
If your Common Shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of Common Shares held in street name.

As the beneficial owner of Common Shares held for your account, you have the right to direct the registered holder to vote your Common Shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your Common Shares are to be voted.
How can I vote at the Meeting?
The Meeting will be held both in person and virtually to allow greater participation. Even if you plan to attend the Meeting either in person or virtually, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.
Voting at the Virtual Meeting
Shareholders may participate virtually in the Meeting by visiting the following website: www.virtualshareholdermeeting.com/PLNHF2023. To participate in the Meeting virtually, you will need the 16-digit control number included on your Proxy Instrument or on the instructions that accompanied your proxy materials. Shares held in your name as the Shareholder of record may be voted electronically during the Meeting. Shares for which you are the beneficial owner may be voted electronically during the Meeting if you hold a valid proxy to vote at the Meeting.
Voting at the Meeting in Person
If you are the Shareholder of record with respect to your Common Shares as of the Record Date you may vote the Common Shares in person at the Meeting. If you choose to vote in person at the Meeting, please bring your Proxy Instrument or personal identification. Common Shares held in street name may be voted in person by you only if you obtain a legal proxy from the Shareholder of record giving you the right to vote your beneficially owned Common Shares.
Even if you are currently planning to attend the Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Meeting. Submitting your proxy via Internet, telephone or mail does not affect your right to vote in person or at the Meeting. As described below, if you nominate a third party proxy holder to vote on your behalf in person at the Meeting, please ensure your nominee has your 16-digit control number.
How can I vote without attending the Meeting either in person or virtually?
Whether you hold your Common Shares as a Shareholder of record or as a beneficial owner, you may direct how your Common Shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.
If you are a Registered Shareholder, you may vote by submitting a proxy. You may vote over the internet at www.proxyvote.com, by phone at 1-800-690-6903 or by mail by signing, dating and returning the Proxy Instrument to Attention: Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you are a Non-registered Shareholder, you may vote by submitting voting instructions to the registered owner of your Common Shares in accordance with the instructions on your voting instruction card.
The persons named in the accompanying Proxy Instrument, Larry Scheffler and Robert Groesbeck (“Management Nominees”), are directors and officers of the Company. A Shareholder has the right to appoint a person or company (who need not be a Shareholder) other than the persons whose names appear in such Proxy Instrument, to attend and act for and on behalf of such Shareholder at the Meeting and any adjournment(s) or postponement(s) thereof. Such right may be exercised either by striking out the names of the persons specified in the Proxy Instrument and inserting the name of the person or company to be appointed in the blank space provided in the Proxy Instrument, or by completing another proper Proxy Instrument and, in either case, delivering the completed and executed proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, no later than 11:59 p.m. (Eastern Time) on July 26, 2023 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) to the Meeting.

The proxyholder does not need to be a Shareholder, but the proxyholder does need to understand that the Registered Shareholder’s vote will not be counted unless the proxyholder attends the Meeting and votes the Registered Shareholder’s Common Shares.
If you are a Non-registered Shareholder and wish to appoint someone else as your proxyholder, including yourself, to participate in the Meeting, including asking questions and voting, please follow the instructions in the voting instruction form or contact your Intermediary for instructions.
If I have appointed a proxyholder, how can they participate in and vote at the Meeting?
If you are a Registered Shareholder and have appointed someone other than the Board’s nominees as your proxyholder, the person you have appointed as your proxyholder must obtain a 16-digit control number to participate in the Meeting as your proxy and vote your Common Shares. It is the responsibility of the Shareholder to advise his or her proxyholder to contact the appropriate party to obtain a 16-digit control number. Without the 16-digit control number, proxyholders will not be able to participate in the Meeting, including asking questions and voting.
Requests for a 16-digit control number must be made by 11:59 p.m. (Eastern Time) on July 26, 2023.
What will I need to attend the Meeting virtually?
If you were a Shareholder of record as of the close of business on June 5, 2023, or you hold a valid proxy for the Meeting, you may attend the Meeting virtually, vote, and submit a question during the virtual Meeting, by visiting www.virtualshareholdermeeting.com/PLNHF2023 and using your 16-digit control number to enter the Meeting.
If you are not a Shareholder of record but hold Common Shares as a beneficial owner in street name (i.e. a Non-registered Shareholder), you may join the Meeting by obtaining a proxy from the owner of record and their 16-digit control number, or you may join the Meeting as a guest. If you join the Meeting as a guest, you will not be able to submit questions or comments, and you will not be able to vote at the Meeting.
If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.
Will I be able to attend the Meeting virtually without a 16-digit control number?
Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 16-digit control number.
What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual Meeting login page www.virtualshareholdermeeting.com/PLNHF2023.
How do I submit questions or comments for the virtual Meeting?
Registered Shareholders and duly appointed proxyholders who wish to submit questions or comments may do so during the live webcast of the Meeting at www.virtualshareholdermeeting.com/PLNHF2023. Instructions will be available on the virtual Meeting site and technical assistance will be available.
How will my Common Shares be voted?
Common Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE ELECTION OF DIRECTORS (PROPOSAL NO. 1), FOR THE RE-APPOINTMENT OF THE AUDITORS (PROPOSAL NO. 2), FOR APPROVAL OF THE NEVADA DOMESTICATION (PROPOSAL NO. 3) AND FOR THE APPROVAL AND ADOPTION OF THE 2023 EQUITY INCENTIVE PLAN (PROPOSAL NO. 4). The Common Shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting or other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.
Will Common Shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your Common Shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your Common Shares will be voted in accordance with the recommendations of our Board.
If you do not return your voting instruction card on a timely basis, Canadian brokers are prohibited from voting your Common Shares.
If you do not return your voting instruction card on a timely basis, U.S. brokers, as the holders of record, are permitted to vote your Common Shares on “routine” matters only, but not on other matters. As a result, your U.S. broker will have the authority to vote your brokerage Common Shares only on the proposal to re-appoint our auditors (Proposal No. 2). If you do not provide voting instructions to your U.S. broker on the election of directors (Proposal No. 1), the approval of the Nevada Domestication (Proposal No. 3) and the approval and adoption of the 2023 Equity Incentive Plan (Proposal No. 4), your U.S. broker may not vote your Common Shares on those proposals resulting in a “broker non-vote”. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and will not count for purposes of determining the number of votes cast on Proposal No. 1, Proposal No. 3, and Proposal No. 4. Such broker non-votes will have no effect on the outcome of these proposals.
Will Common Shares that I own as a Shareholder of record be voted if I do not timely return my Proxy Instrument?
Shares that you own as a Shareholder of record will be voted as you instruct on your Proxy Instrument. If you sign and return your Proxy Instrument without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my Common Shares be voted?” If you do not timely return your Proxy Instrument, your Common Shares will not be voted unless you or your proxy holder attends the Meeting and any adjournment(s) or postponement(s) thereof and votes during the Meeting as described above under the heading “How can I vote at the Meeting?”
When is the deadline to vote?
If you hold Common Shares as the Shareholder of record, your vote by proxy must be received before 11:59 p.m. (Eastern Time) on July 26, 2023 or 48 hours prior to any adjournment(s) or postponement(s) of the Meeting or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) or postponement(s) thereof.
If you hold Common Shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.
May I change or revoke my vote?
In addition to revocation in any other manner permitted by law, a Shareholder who has given a proxy pursuant to this solicitation may revoke it:
•
at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) or postponement(s) thereof at which the proxy is to be used by an instrument in writing executed by the Shareholder or by his, her or its attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, and deposited with Broadridge by mail using the enclosed envelope to Attention: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

•	by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) or postponement(s) thereof.
For Common Shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your Common Shares, by attending the Meeting and voting in person or via the live webcast.

Shareholder Proposals and Director Nominations
What is the deadline to submit Shareholder proposals to be included in the proxy materials for next year’s annual meeting?
The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to Shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Secretary at Planet 13 Holdings Inc., 4675 West Teco Ave., Suite 250, Las Vegas, Nevada 89118 no later than the close of business (Pacific Time) on February 23, 2024, the 120th day prior to the first anniversary of the date which this Proxy Statement was first released to the Company’s Shareholders in connection with this year’s Meeting. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act. If the Company changes the date of next year’s annual meeting by more than 30 days from the anniversary of this year’s Meeting, shareholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for next year’s annual meeting in order to be considered for inclusion in the proxy materials.
The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. A person wishing to submit a proposal must have been, for at least a 2-year uninterrupted period immediately prior to the date of signing of the proposal, the registered holder or the beneficial owner of either: (a) 1% of the outstanding Common Shares; or (b) $2,000 worth of such Common Shares (in each case, calculated as of time of signing of the proposal). If the submitting Shareholder does not meet minimum shareholdings requirements, the Shareholder must have support of one or more other Shareholders who do meet such requirements. Proposals submitted under the applicable provisions of the BCBCA that a Shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to next year’s annual meeting must be received at least three (3) months before the anniversary of the Company’s last annual meeting.
Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Secretary may, at our discretion, be excluded from our proxy materials. Proposals must comply with all applicable provisions of the BCBCA and the regulations thereunder.
How may I nominate director candidates or present other business for consideration at a meeting?
Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Secretary at the address set forth below under the heading “How may I obtain financial and other information about the Company?” Any such notice also must include the information required by our Articles (“Articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about the Company?”) and/or the BCBCA and must be updated and supplemented as provided in the Articles.
We have adopted an advance notice policy, pursuant to which, any additional director nomination for an annual meeting of Shareholders or a special meeting of the Shareholders (which is not also an annual meeting) must be received by the Secretary of the Company in proper written form at the principal office of the Company, (i) in the case of an annual meeting of Shareholders, not less than thirty (30) days nor more than sixty-five (65) days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the nominating Shareholder may be given not later than the close of business on the tenth (10th) day following the Notice Date; and (ii) in the case of a special meeting of the Shareholders (which is not also an annual meeting), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of Shareholders was made. See “Advance Notice Policy” under Proposal No. 1 in this Proxy Statement.

If notice-and-access (as defined in National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)) is used for delivery of proxy related materials in respect of the meeting, and the notice date in respect of the meeting is not fewer than fifty (50) days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the fortieth (40th) day before the applicable meeting.
In addition, to comply with Rule 14a-19 under the Exchange Act, Shareholders who intend to solicit proxies in support of director nominees for election at next year’s annual meeting other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the first anniversary of the Meeting, or May 28, 2024. If the date of next year’s annual meeting is changed by more than 30 calendar days from the first anniversary of the Meeting, then any such notice must be provided by the later of 60 calendar days prior to the date of next year’s annual meeting or the tenth calendar day following the day on which public announcement of the date of next year’s annual meeting.
How may I recommend candidates to serve as directors?
Shareholders may recommend director candidates for consideration by the Board by writing to our Secretary at the address set forth below under the heading “How may I obtain financial and other information about the Company?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”
Subject to compliance with the Company’s Articles, to be in proper written form, such notice must set forth the nominee’s name, age, business and residential address, and principal occupation or employment, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, and such other information on the nominee and the nominating Shareholder as set forth in our Articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about the Company?”
Description of the Company’s Voting Securities
We are authorized to issue an unlimited number of Common Shares and an unlimited number of Restricted Voting Shares. As of the Record Date, there were 92 holders of record of Common Shares and 222,247,854 outstanding Common Shares and no holders of record of Restricted Voting Shares and no outstanding Restricted Voting Shares.
Holders of Common Shares are entitled to dividends, if, as and when declared by the Board, to one vote per share at meetings of Shareholders of the Company and, upon dissolution, to share equally in such assets of the Company as are distributable to the holders of Common Shares. The Common Shares do not have pre-emptive or subscription rights, and there are no redemption or sinking-fund provisions applicable to the Common Shares. Unless a different majority is required by law or the Articles, resolutions to be approved by holders of Common Shares require approval by a simple majority of the total number of votes of all Common Shares cast at a meeting of Shareholders at which a quorum is present.
Subject to the rights of the shares of any other class ranking senior to the Common Shares with respect to priority upon a liquidation event, in the event of a liquidation event, the holders of Common Shares and the holders of Restricted Voting Shares will participate ratably in equal amounts per share, without preference or distinction, in the remaining assets of the Company.
Obtaining Additional Information
How may I obtain financial and other information about the Company?
Additional information relating to the Company can be found under its profile on the SEC’s website at www.sec.gov or on SEDAR at www.sedar.com. Our consolidated comparative annual financial statements are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC and on SEDAR on March 23, 2023.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON
Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon other than the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our voting securities as of the Record Date for (i) each member of the Board, (ii) each NEO (as defined under “Executive Compensation”), (iii) each person known to us to be the beneficial owner of more than 5% of our voting securities, and (iv) the members of the Board and our executive officers as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Except as indicated, all shares of our securities will be owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The percentage ownership in the below table is based on 222,247,854 Common Shares outstanding as of the Record Date. To our knowledge, except as noted below, no person or entity is the beneficial owner of more than 5% of the Common Shares. The address for each director and executive officer is c/o Planet 13 Holdings Inc., 2548 West Desert Inn Road, Suite 100, Las Vegas, Nevada 89109.
	Common Shares
Name of Beneficial Owner	Number Beneficially Owned	Percent of Total Common Shares
Larry Scheffler	39,907,134(1)	17.96%
Robert Groesbeck	39,255,864(2)	17.66%
Dennis Logan	232,204(3)	*
Chris Wren	4,338,331(4)	2.02%
Lee Fraser	—	—
Adrienne O’Neal	180,544	*
All directors and executive officers as a group (10 persons)	84,090,707	38.31%
* Less than one percent
Notes:
(1)
Mr. Scheffler's beneficial ownership includes 562,500 Common Shares owned by the Scheffler Family Limited Partnership and 5,000,000 Common Shares owned by Thirteen, LLC and 33,016,470 Common Shares owned by Scheffler RX LLC. Mr. Scheffler has the sole voting power over 1,046,909 Common Shares, shared voting power over 38,578,970 Common Shares, sole dispositive power over 1,046,909 Common Shares and shared dispositive power over 38,578,970 Common Shares.

(2)
Mr. Groesbeck's beneficial ownership includes 30,413,176 Common Shares owned by RAG Holdings LLC and 7,603,294 Common Shares owned by PRMN Investments, LLC. Mr. Groesbeck has the sole voting power over 958,139 Common Shares, shared voting power over 38,016,470 Common Shares, sole dispositive power over 958,139 Common Shares and shared dispositive power over 38,016,470 Common Shares.

(3)
Beneficial ownership includes 56,887 Common Shares owned through his registered retirement savings plan. Mr. Logan has the sole voting power over 232,204 Common Shares, shared voting power over no Common Shares, sole dispositive power over 232,204 Common Shares and shared dispositive power over no Common Shares.

(4)
Beneficial ownership includes 4,033,500 Common Shares owned by 4 Degrees Higher LLC. Mr. Wren has the sole voting power over 304,831 Common Shares, shared voting power over 4,033,500 Common Shares, sole dispositive power over 304,831 Common Shares and shared dispositive power over 4,033,500 Common Shares.

RECOMMENDATION OF THE BOARD
The Board unanimously recommends that each holder of Common Shares vote FOR all proposals described in this Proxy Statement.

PROPOSALS TO BE VOTED ON
TO THE KNOWLEDGE OF THE BOARD, THE ONLY MATTERS TO BE PLACED BEFORE THE MEETING ARE THOSE REFERRED TO IN THE NOTICE OF MEETING ACCOMPANYING THIS PROXY STATEMENT. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE COMMON SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE COMMON SHARES REPRESENTED BY THE PROXY.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The term of office of each of the present directors, being Robert Groesbeck, Larry Scheffler, Lee Fraser, and Adrienne O’Neal will expire at the Meeting.
Pursuant to the Company’s Articles, the number of directors of the Company shall be a minimum of three (3). The Board has fixed the number of directors to be elected at the Meeting at four (4).
At the Meeting, the Shareholders will be asked to vote for election of the four (4) persons named below, presented for election at the Meeting as the Board’s nominees.
The Board does not contemplate that any of these nominees will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the Management Nominees reserve the right to vote for other nominees in their discretion. Each director elected will hold office until the next annual meeting of Shareholders or until his or her successor is elected or appointed, unless his or her office is earlier vacated in accordance with the Articles or the BCBCA. The following table sets forth certain information about our directors and director nominees:
Name	Age	Position	Location of Residence	Director Since
Robert Groesbeck	62	Director, Co-Chairman and Co-Chief Executive Officer	Henderson, Nevada	June 2018
Larry Scheffler(1)	73	Director, Co-Chairman and Co-Chief Executive Officer	Henderson, Nevada	June 2018
Lee Fraser(1)(2)(3)	45	Director	Westlake Village, California	May 2023
Adrienne O’Neal(1)(2)(3)	64	Director	Las Vegas, Nevada	June 2019
Notes:
(1)	Member of the Audit Committee. Mr. Fraser is the Chair.
(2)	Member of the Corporate Governance and Nominating Committee. Ms. O’Neal is the Chair.
(3)	Member of the Compensation Committee. Ms. O’Neal is the Chair.
Director Biographies
Robert Groesbeck has served as Co-CEO and a director of the Company since June 2018. Prior to that, Mr. Groesbeck served as Co-President of MM Development Company, Inc. (“MMDC”), a wholly-owned subsidiary of the Company, from 2014 to June 2018. Mr. Groesbeck served as General Counsel to Republic Services, a provider of comprehensive solid waste and recycling services, for its Nevada operations and was their western regional counsel from 1993 to 2001, and provided outside legal consulting to Republic Services from 2001 through 2008. He also served as General Counsel to C&S Waste Solutions, a privately operated Nevada and California waste disposal company, from 2010 through 2015, and provided outside legal consulting from 2008 through 2010, and 2015 through May 2018 to C&S Waste Solutions. He has practiced law for over 25 years and has also served as the mayor of the City of Henderson, Nevada from 1993 to 1997. Mr. Groesbeck earned his B.S. in Criminal Justice from the University of Nevada, a M.B.A. from National University and a J.D. from Thomas M. Cooley Law School.
We believe that Mr. Groesbeck’s experience as a long-time entrepreneur, legal practitioner, and starting and/or assisting in the creation of a number of businesses, qualifies him to serve on the Board.
Larry Scheffler has served as Co-CEO and a director of the Company since June 2018. Prior to that, Mr. Scheffler served as Co-President of MMDC, a subsidiary of the Company, from 2014 to June 2018. He was also the Chairman and Founder of Las Vegas Color Graphics, Inc., a privately owned commercial printing company, where he served from 1978 through 2022. Mr. Scheffler has also served as a councilman for the City of Henderson, Nevada from 1990 to 1995. Mr. Scheffler has also served as a commissioner on six major commissions in Southern Nevada government and has an extensive background in real estate. He has founded and is managing director of entities controlling over 1,000 acres in three states that are under some form of development.
We believe that Mr. Scheffler’s broad management experience and past success with guiding the growth of the Company qualifies him to serve on the Board.
Lee Fraser has been a director of the Company since May 2023. Since January 2022, Mr. Fraser has provided CFO consulting services for family office owned private businesses. Mr. Fraser held leadership roles at Fox Corp. from July 2019 through December 2021, and at Warner Bros. from February 2007 through July 2019, developing business strategies and managing construction and real estate portfolios for both companies. At Warner Bros. he was directly responsible for financial oversight of the worldwide Harry Potter Tour, and the Harry Potter Flagship Retail Stores. Mr. Fraser’s expertise also includes corporate finance and financial planning at Gemstar-TV Guide from January 2006 through the sale of the company in 2007 and Waste Management Inc. from 2001 to 2005. He started his career in 1998 at Ernst & Young, LLP in Canada before moving to PricewaterhouseCoopers, LLP in Boston, Massachusetts, finishing there in 2001. He holds an MBA from UCLA and a Bachelor of Commerce degree from the University of Ottawa. Mr. Fraser is an experienced operational finance leader with a strong background in audit, strategic planning, financial transformations, and project management. He has managed publicly traded and private family businesses for over 20 years, with international experience in various industries. Mr. Fraser excels in analyzing profitability, driving margin improvement, and ensuring regulatory compliance. He is skilled in managing large-scale construction projects and diverse teams across different time zones.
We believe that Mr. Fraser’s expertise in real estate and construction management, experience with flagship corporate retail store oversight, and audit background with Ernst and Young and PricewaterhouseCoopers qualifies him to serve on the Board.
Adrienne O’Neal has been a director of the Company since June 2019. She has been the owner of Las Vegas Counselor LLC since 2004, where she provides marriage and family therapy services, and she is also the co-owner of Red Rock Counseling, a private practice agency which includes licensed therapists and training for pre-licensed graduate students since December 2018. Prior to 2004, Ms. O’Neal was an Account Manager at R&R Partners, an advertising, marketing, public relations, and public affairs firm, for 13 years between 1984 to 2004. From June 2017 to February 2021, Ms. O’Neal was appointed by former State of Nevada Governor Brian Sandoval and served on the Nevada State Board of Marriage & Family Therapy and Clinical Professional Counselors. Ms. O’Neal has also served as a part-time instructor at the University of Nevada, Las Vegas School of Medicine’s Marriage and Family Therapy Graduate Program, where she has served since January 2017. Ms. O’Neal has passed the Series 7 exam, which measures the degree to which a candidate possesses the knowledge needed to perform the critical functions of a general securities representative, including sales of corporate securities, municipal securities, investment company securities, variable annuities, direct participation programs, options and government securities, administered by the Financial Industry Regulatory Authority. She holds a B.S. in Marketing and a M.S. in Marriage and Family Therapy degree from the University of Nevada.
We believe that Ms. O’Neal’s expertise in securities matters and her background in a variety of types of business qualifies her to serve on the Board.
Majority Voting Policy
On June 11, 2018, the Board adopted a majority voting policy pursuant to which each director should be elected by the vote of a majority of the Common Shares represented in person and by proxy at any meeting of the Shareholders involving the election of directors. In respect to uncontested elections, being an election where the number of nominees for director equals the number of directors to be elected, each nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election will promptly tender his or her resignation to the Chair following the applicable Shareholders’ meeting. In such an instance, the Corporate Governance and Nominating Committee will consider the offer of resignation and will make a recommendation to the Board on whether to accept it. In considering whether or not to accept the resignation, the Corporate Governance and Nominating Committee will consider the circumstances of such vote, including, without limitation, the effect such resignation may have on the Company’s ability to comply with any applicable corporate or securities laws, including, but not limited to, the Company’s Articles or any applicable governance rules and policies; whether such resignation would result in a violation of a contractual provision by the Company; and any other factors that the Corporate Governance and Nominating Committee considers relevant to determine whether there are exceptional circumstances which require the Board to decide to accept the resignation. The Board will review and make a final decision based on the Corporate Governance and Nominating Committee’s recommendation and announce such decision in a press release within 90 days following the applicable Shareholders’ meeting. The Board will be expected to accept the resignation except in situations where exceptional circumstances would warrant the director to continue to serve on the Board. However, if the Board declines to accept the resignation, it will include in the press release the reasons for its decision. A director who tenders his or her resignation pursuant to this policy will not participate in any meeting of the Board or any sub-committee of the Board, including any such meetings at which the resignation is considered.

Advance Notice Policy
The Company has adopted an advance notice policy, pursuant to which, any additional director nomination for an annual meeting of the Shareholders or a special meeting of the Shareholders (which is not also an annual meeting) must be received by the Secretary of the Company in proper written form at the principal office of the Company, (i) in the case of an annual meeting of Shareholders, not less than thirty (30) days nor more than sixty-five (65) days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the nominating Shareholder may be given not later than the close of business on the tenth (10th) day following the Notice Date; and (ii) in the case of a special meeting of the Shareholders (which is not also an annual meeting), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of Shareholders was made.
Corporate Cease Trade Orders
To the knowledge of the Company, no proposed director of the Company is, as at the date of the Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that,
(a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or
(b)
was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Bankruptcy and Insolvency
To the knowledge of the Company, no proposed director of the Company:
(a)
is, as at the date of this Proxy Statement, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)
has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties and Sanctions
To the knowledge of the Company, no proposed director of the Company has been subject to:
(a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.
Holders of Common Shares can vote for all of the proposed nominees for directors of the Company, vote for some of the proposed nominees and withhold for others, or withhold from voting for all or any of the proposed nominees. Unless a Shareholder directs that his, her or its Common Shares be otherwise voted or withheld from voting in connection with the election of directors, the proxy designees named in the enclosed Proxy Instrument intend to vote such proxies FOR the election of the five nominees whose names are set forth above.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES IN PROPOSAL NO. 1.

PROPOSAL NO. 2: RE-APPOINTMENT AND REMUNERATION OF AUDITORS
At the Meeting, Shareholders will be asked to re-appoint Davidson & Company LLP (“Davidson”) as the auditors of the Company until the next annual meeting of Shareholders, based on the recommendation of the audit committee of the Board (the “Audit Committee”) and the Board, and to authorize the directors to fix the remuneration of the auditors. Davidson was appointed auditor of the Company effective as at September 24, 2019 in respect of the fiscal year ended December 31, 2019. The Board and the Audit Committee believe the continued retention of Davidson as our independent registered accounting firm is in the best interests of the Company and our Shareholders. A representative of Davidson will be present at the Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
The following table provides information regarding the fees billed to us by Davidson in the fiscal years ended December 31, 2022 and December 31, 2021:
	For the fiscal years ended
	December 31, 2022	December 31, 2021
Audit Fees(1)	$750,000	$622,104
Audit Related Fees(2)	$105,000	$21,187
Tax Fees(3)	$25,000	$10,371
Total Fees:	$880,000	$652,662
(1)	Audit Fees consist of audit of annual financial statements and review of financial statements.
(2)	Audit Related Fees consist of the review and consents associated with prospectus offerings.
(3)	Tax Fees consist of preparation fees associated with preparing Corporate federal income tax returns.
Pre-Approval Policies and Procedures
The Audit Committee charter sets out procedures regarding the provision of non-audit services by the Company’s independent chartered professional accountants. This policy encourages consideration of whether the provision of services other than audit services is compatible with maintaining the auditor’s independence and requires Audit Committee pre-approval of permitted non-audit and non-audit related services.
Unless a Shareholder directs that his, her or its Common Shares be withheld from voting in connection with the re-appointment of Davidson, the proxy designees named in the enclosed Proxy Instrument intend to vote such proxies FOR the re-appointment of Davidson as the auditors of the Company and to authorize the directors to fix the remuneration of the auditors.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-APPOINTMENT OF THE AUDITORS AND AUTHORIZATION FOR THE DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS IN PROPOSAL NO. 2.

PROPOSAL NO. 3: APPROVAL OF NEVADA DOMESTICATION
At the Meeting, the holders of Common Shares will be asked to consider and, if thought advisable, to pass, with or without variation, a special resolution (the text of which is set out in Appendix “A” to this Proxy Statement) (the “Arrangement Resolution”) to approve a plan of arrangement (the “Plan of Arrangement”) under section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving, among other things, the continuance of the Company out from the jurisdiction of the BCBCA and the concurrent domestication of the Company in the State of Nevada pursuant to the provisions of section 92A.270 of the Nevada Revised Statutes (the “NRS”) all as more particularly described in this proposal.
Defined Terms
With respect to this proposal, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:
“5% Stockholder” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences - FIRPTA”;
“allowable capital loss” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Taxation of Capital Gains and Capital Losses”;
“Arrangement Resolution” means the special resolution approving the Arrangement to be considered at the Meeting, the full text of which is set forth in Appendix “A” to this Proxy Statement;
“Arrangement” means the proposed arrangement, under the provisions of section 288 of the BCBCA, on the terms and conditions set forth in the Plan of Arrangement;
“Articles of Domestication” means the Articles of Domestication to be filed with the Secretary of the State of Nevada in connection with the Arrangement, the full text of which is set forth in Schedule A to the Plan of Arrangement;
“Articles of Incorporation” means the Articles of Incorporation to be filed with the Secretary of the State of Nevada in connection with the Arrangement, the full text of which is set forth in Schedule B to the Plan of Arrangement;
“BC Articles” means the current articles of the Company;
“BC Notice of Articles” means the notice of articles of the Company;
“BCBCA” means the Business Corporations Act (British Columbia), as amended from time to time, including the regulations promulgated thereunder;
“Board” or “Board of Directors” means the board of directors of the Company;
“Code” means the Internal Revenue Code of 1986, as amended;
“Common Shares” means the common shares in the authorized share structure of the Company as a British Columbia corporation;
“Company” means Planet 13 Holdings Inc.;
“Company Nevada Bylaws” means the proposed general bylaws of the Company following completion of the Continuance, the full text of which is set forth in Schedule C to the Plan of Arrangement;
“Company Nevada Common Stock” has the meaning ascribed thereto under the heading “Details of the Arrangement and Nevada Domestication - Effect of the Nevada Domestication”;
“Company Nevada Options” has the meaning ascribed thereto under the heading “Details of the Arrangement, Continuance and Nevada Domestication - Effect of the Nevada Domestication”;
“Company Nevada RSUs” has the meaning ascribed thereto under the heading “Details of the Arrangement, Continuance and Nevada Domestication - Effect of the Nevada Domestication”;
“Company Options” has the meaning ascribed thereto under the heading “Details of the Arrangement, Continuance and Nevada Domestication - Effect of the Nevada Domestication”;

“Company RSUs” has the meaning ascribed thereto under the heading “Details of the Arrangement, Continuance and Nevada Domestication - Effect of the Nevada Domestication”;
“Continuance” and “Nevada Domestication” mean the continuance of the Company out from the jurisdiction of the BCBCA and the concurrent domestication of the Company in the State of Nevada pursuant to the provisions of Section 92A.270 of the NRS;
“Court” means the British Columbia Supreme Court;
“CRA” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Consequences”;
“CSE” means the Canadian Securities Exchange;
“Dissent Procedures” has the meaning ascribed thereto under the heading “Rights of Dissent”;
“Dissent Rights” means the right held by registered Shareholders to dissent with respect to the Plan of Arrangement and to be paid the fair value of their Common Shares;
“Dissent Shares” means the Common Shares held by a Dissenting Shareholder;
“Dissenting Non-Resident Holder” has the meaning ascribed thereto under the heading “Tax Matters – Certain Canadian Federal Income Tax Consequences – Tax Consequences to Shareholders Not Resident in Canada – Dissenting Shareholders”;
“Dissenting Resident Holder” has the meaning ascribed thereto under the heading “Tax Matters – Certain Canadian Federal Income Tax Consequences – Tax Consequences to Shareholders Resident in Canada – Dissenting Shareholders”;
“Dissenting Shareholders” has the meaning ascribed thereto under the heading “Rights of Dissent”;
“Effective Date” means the date designated by the Company in writing as the effective date of the Arrangement, after all the conditions to the completion of the Arrangement as set out in the Plan of Arrangement and the Final Order have been satisfied or waived;
“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date;
“Equity Securities” has the meaning ascribed thereto under the heading “Comparison of the Articles of Incorporation and Company Nevada Bylaws with the BC Notice of Articles and BC Articles - Regulatory Matters”;
“Final Order” means the order made after the application to the Court pursuant to subsection 291(4) of the BCBCA, in form and substance acceptable to the Company, after being informed of the intention to rely upon the Section 3(a)(10) Exemption and after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of the Company) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to the Company) on appeal;
“Final Order Hearing” has the meaning ascribed thereto under the heading “Procedure for the Arrangement to Become Effective - Court Approval - Final Order”;
“Foreign Account Tax Compliance Act” “FATCA” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences - FATCA Withholding”;
“F Reorganization” has the meaning ascribed thereto under the heading “Tax Matters - Effects of the Continuance on U.S. Holders of Common Shares”;
“Holder” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences”;
“Interim Order” means the order made after application to the Court pursuant to section 291 of the BCBCA after being informed of the intention to rely upon the Section 3(a)(10) Exemption, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, supplemented or varied by the Court;

“IRS” means U.S. Internal Revenue Service;
“Liens” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute;
“Non-Resident Holder” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences to Shareholders Not Resident in Canada”;
“Non-U.S. Holder” has the meaning ascribed thereto under the heading “Tax Matters - United States Federal Income Tax Considerations”;
“NRS” means the Nevada Revised Statutes;
“person” includes any individual, partnership, firm, trust, body corporate, government, governmental body, agency or instrumentality, unincorporated body of persons or association;
“Plan of Arrangement” means the plan of arrangement, the full text of which is set forth in Appendix “B” to this Proxy Statement, as amended or supplemented from time to time;
“Planet 13 Nevada” means the Company upon and following the Continuance;
“Redemption” has the meaning ascribed thereto under the heading “Comparison of the Articles of Incorporation and Company Nevada Bylaws with the BC Notice of Articles and BC Articles - Regulatory Matters”;
“Registrar” means the British Columbia Registrar of Companies;
“Registered Plans” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences to Shareholders Resident in Canada - Eligibility for Investment”;
“Regularly-Traded Exception” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences - FIRPTA”;
“Regulatory Compliance Provisions” has the meaning ascribed thereto under the heading “Comparison of the Articles of Incorporation and Company Nevada Bylaws with the BC Notice of Articles and BC Articles - Regulatory Matters”;
“Resident Holder” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences to Shareholders Resident in Canada”;
“SEC” means the U.S. Securities and Exchange Commission;
“Section 3(a)(10) Exemption” means the exemption from registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof;
“Securityholders” means, collectively, Shareholders, holders of Company Options and holders of Company RSUs;
“Shareholders” means the holders of Common Shares;
“Tax Act” means the Income Tax Act (Canada);
“taxable capital gain” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences to Shareholders Resident in Canada - Taxation of Capital Gains and Capital Losses”;
“Tax Proposals” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences”;
“Transfer” has the meaning ascribed thereto under the heading “Comparison of the Articles of Incorporation and Company Nevada Bylaws with the BC Notice of Articles and BC Articles - Regulatory Matters”;

“Treasury Regulations” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences”;
“Underlying Option Shares” has the meaning ascribed thereto under the heading “Securities Law Matters - United States”;
“Underlying RSU Shares” has the meaning ascribed thereto under the heading “Securities Law Matters - United States”;
“Unsuitable Person” has the meaning ascribed thereto under the heading “Comparison of the Articles of Incorporation and Company Nevada Bylaws with the BC Notice of Articles and BC Articles - Regulatory Matters”;
“U.S. Holder” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences”;
“USRPHC” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences - FIRPTA”;
“U.S. Securities Act” means the United States Securities Act of 1933, as amended;
“U.S. Treaty” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences”; and
“U.S.” or “United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia.
The Arrangement
Pursuant to the Plan of Arrangement, the Company is seeking to continue out from the jurisdiction of the BCBCA and domesticate under Section 92A.270 of the NRS under the name “Planet 13 Holdings Inc.”. Such domestication will have the effect of subjecting the Company to the laws of the State of Nevada as if it had originally been incorporated under the NRS.
If made, the Final Order will constitute the basis for the Section 3(a)(10) Exemption with respect to any deemed issuance or exchange of the securities that may be considered to have occurred in connection with the Arrangement.
The Plan of Arrangement is attached as Appendix “B” to this Proxy Statement. Readers are encouraged to carefully review the Plan of Arrangement, as it contains the specific terms and conditions governing the Arrangement.
Benefits of the Arrangement
The Board and management of the Company believe that the Arrangement is beneficial to the Shareholders for the following reasons:
1.
The Board and management believe that having the Company incorporated in the U.S. will facilitate the Company’s ability to negotiate and complete transactions with U.S. domiciled companies and address regulatory concerns of U.S. governmental entities. The Board and management believe that the shares of a Nevada corporation will be more accessible to future U.S. institutional investors that are permitted to allocate only a portion of their funds for investment in securities of foreign corporations allowing for more opportunities and capital that may be available if the Company is domiciled in the United States.

2.
The Board and management believe that having the Company incorporated in the U.S. will facilitate capital- raising activities in the U.S, particularly in light of the Company’s presentation of its financial statements in accordance with U.S. GAAP after becoming a domestic issuer under applicable SEC rules in 2022. The Board and management also considered that, by becoming subject solely to U.S. tax laws, the Company will eliminate many of the income tax complexities associated with incorporation outside the United States. In addition, the Board and management believe that being domiciled in the United States should provide the flexibility to enter into some types of mergers, acquisitions and business combination transactions with other U.S. corporations that could have adverse tax consequences if the Company remained a Canadian corporation.

3.
The Board and management chose the State of Nevada to be the jurisdiction of incorporation because they believe the favorable corporate environment afforded by Nevada will help the Company compete more effectively with other public companies, many of which are incorporated in Nevada, in raising capital and in attracting and retaining skilled, experienced personnel. For many years, Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted, construed and implemented comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Nevada is also the state in which the Company began its operations and is headquartered and where the Company retains a significant amount of its business operations. The Board and management also believe that the lack of state franchise taxes in Nevada allow for cost savings as compared to some other jurisdictions.

4.
The Board and management believe that the potential benefits of the change in domicile and related adoption of the Articles of Domestication, Articles of Incorporation and Company Nevada Bylaws outweigh the disadvantages. In particular, the Board and management believe the prospects for greater acceptance in the capital markets and enhanced marketability for the shares of the Company plus reduced income taxes, as well as assisting in attracting potential directors familiar with Nevada law, make the proposed Arrangement beneficial to the Company and the Shareholders.

Potential Disadvantages of the Arrangement
Despite the belief of the Board and management that the Arrangement is in the best interests of the Company and the Shareholders, it should be noted that the laws of Nevada may not afford shareholders the same substantive rights and protections as are available under the laws of British Columbia. In addition, the Arrangement includes certain permitted changes to the Company’s governing documents which alter the relative rights of shareholders and management and which reduce shareholder participation in important corporate decisions. See “Comparison of Shareholders’ Rights Under British Columbia and Nevada Law” and “Comparison of the Articles of Incorporation and Company Nevada Bylaws with the BC Notice of Articles and BC Articles” below.
Recommendation of the Board
The Board has concluded that the Arrangement is fair to the Shareholders, that it is in the best interests of the Company and, as such, has authorized submission of the Arrangement to the Shareholders for approval and to the Court for the Final Order.
In coming to its conclusion and recommendations, the Board considered, among others, the following factors:
1.	the purpose and benefits of the Arrangement as outlined herein; and
2.
that the Shareholders that oppose the Arrangement may, subject to compliance with certain conditions, dissent with respect to the Arrangement Resolution and be entitled to be paid the fair value for their Common Shares in accordance with section 237 to 247 of the BCBCA and the Interim Order.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ARRANGEMENT RESOLUTION, WHICH WILL CONSTITUTE APPROVAL OF THE ARRANGEMENT, INCLUDING THE ARTICLES OF DOMESTICATION, ARTICLES OF INCORPORATION AND COMPANY NEVADA BYLAWS.
Conditions to Completion of the Arrangement
The obligation of the Company to complete the Arrangement is subject to the satisfaction of certain conditions, including the following:
1.	the Arrangement must be approved by the Shareholders in the manner set forth in the Interim Order;
2.	the Final Order shall have been obtained from the Court in form and substance satisfactory to the Company;
3.
all other consents, orders and approvals, including regulatory and judicial approvals and orders required or necessary or desirable for the completion of the transactions provided for in the Plan of Arrangement shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances; and

4.
there shall not be in force any order or decree restraining or enjoining the consummation of the transactions provided for in the Plan of Arrangement and there shall be no suit, action or proceeding (other than an appeal made in connection with the Plan of Arrangement), of a judicial or administrative nature or otherwise, brought by a governmental entity in progress, pending or threatened that relates to or results from the transactions contemplated by the Plan of Arrangement that would, if successful, result in an order or ruling that would preclude completion of the transactions contemplated by the Plan of Arrangement in accordance with its terms or would otherwise be inconsistent with the regulatory approvals which have been obtained.

Details of the Arrangement and Nevada Domestication
Set forth below are summaries of the steps to completing the Arrangement and a comparison of shareholders’ rights under the laws of British Columbia and Nevada. Shareholders are urged to consult with their legal advisors to discuss matters relating to their rights as shareholders in connection with the Arrangement.
Steps to Completing the Arrangement
If the required Shareholder approval in respect of the Arrangement Resolution is obtained, and the Court grants the Final Order, the following steps must then be taken to give effect to the Arrangement:
1.	the Company must make an application to the Registrar under the BCBCA for an Authorization to Continue Out of British Columbia; and
2.
the Company must file the Articles of Domestication and Articles of Incorporation each in the form prescribed by the NRS (the full text of which are set out in Schedule A, and Schedule B, respectively, to the Plan of Arrangement) with the Secretary of State of the State of Nevada.

Effect of the Nevada Domestication
Upon completion of the Nevada Domestication, the Company will be deemed to have been incorporated under and will be subject to the laws of Nevada and, upon the issuance of the Authorization to Continue Out of British Columbia, will cease to be a corporation organized under the laws of British Columbia and will be governed by the Articles of Incorporation and the Company Nevada Bylaws which are set out in Schedule B and Schedule C, respectively, to the Plan of Arrangement.
At the Effective Time:
a.
each Dissenting Share shall be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Liens, to the Company and such Dissenting Shares shall be cancelled, and in exchange the respective Dissenting Shareholder shall be entitled to be paid by the Company the fair market value of such Dissenting Share in accordance with Section 3.1 of the Plan of Arrangement;

b.	the Nevada Domestication shall be effective, and the Company shall be domesticated in the State of Nevada and shall continue as a corporation under the NRS in accordance with the following:
i.	the name of Planet 13 Nevada shall be “Planet 13 Holdings Inc.”;
ii.
there shall be filed with the Nevada Secretary of State the Articles of Domestication and Articles of Incorporation in the form attached as Schedule A and Schedule B, respectively, to the Plan of Arrangement;

iii.	the Bylaws of Planet 13 Nevada shall be in the form attached as Schedule C to the Plan of Arrangement;
iv.	the registered office of Planet 13 Nevada shall be located at 4675 W. Teco Ave., Suite 250, Las Vegas, Nevada 89109;
v.	the number of directors on the board of directors of Planet 13 Nevada shall initially be set at four (4);
vi.
the authorized capital of Planet 13 Nevada shall consist of 1,500,000,000 shares of common stock, with no par value (the “Company Nevada Common Stock”) and 50,000,000 shares of preferred stock, with no par value;

vii.
each issued and outstanding Common Share (for greater certainty, other than those Common Shares, if any, transferred pursuant to (a) above) will for all purposes be deemed to be one issued and outstanding share of Company Nevada Common Stock, without any action required on the part of the Company or the holders thereof;

viii.
each outstanding option to purchase Common Shares (a “Company Option”) will for all purposes be deemed to be one outstanding option to purchase an equal number of shares of the Company Nevada Common Stock at the same exercise price per share and otherwise the same terms and conditions (a “Company Nevada Option”) under the Planet 13 Holdings Inc. 2018 Stock Option Plan;

ix.
each outstanding restricted share unit to receive Common Shares (a “Company RSU”) will for all purposes be deemed to be one outstanding restricted share unit to receive an equal number of shares of the Company Nevada Common Stock and otherwise with the same terms and conditions (a “Company Nevada RSU”) under the Planet 13 Holdings Inc. 2018 Share Unit Plan;

x.
all the rights, privileges and powers of the Company, all property owned by the Company, all debt due to the Company, and all other causes of action belonging to the Company immediately prior to the Effective Time will remain vested in Planet 13 Nevada following the Effective Time; and

xi.	all debts, liabilities and duties of the Company immediately prior to the Effective Time will remain attached to Planet 13 Nevada following the Effective Time.
The initial directors and officers of Planet 13 Nevada immediately following the Nevada Domestication are not expected to change as a result of the Nevada Domestication but Planet 13 Nevada will appoint one or more Presidents or Treasurers in accordance with Nevada law.
The Nevada Domestication will not effect any change in the Company’s business or operations.
Treatment of Securities following the Nevada Domestication
On the Effective Date:
1.
registered holders of Common Shares shall be deemed to be the registered holders of shares of Company Nevada Common Stock and any share certificates representing the Common Shares shall be deemed to represent an identical number of shares of Company Nevada Common Stock;

2.
holders of Company Options shall be deemed to be holders of Company Nevada Options to acquire an identical number of shares of Company Nevada Common Stock at the same exercise price per share. Any document previously evidencing Company Options will thereafter evidence and be deemed to evidence the Company Nevada Options and no option agreements evidencing the Company Nevada Options shall be required to be issued and the Company Nevada Options shall be governed by and be subject to the Planet 13 Holdings Inc. 2018 Stock Option Plan; and

3.
holders of Company RSUs shall be deemed to be holders of Company Nevada RSUs to receive an identical number of shares of Company Nevada Common Stock. Any document previously evidencing Company RSUs will thereafter evidence and be deemed to evidence the Company Nevada RSUs and no award agreements evidencing the Company Nevada RSUs shall be required to be issued and the Company Nevada RSUs shall be governed by and be subject to the Planet 13 Holdings Inc. 2018 Share Unit Plan.

Comparison of Shareholders’ Rights Under British Columbia and Nevada Law
The Arrangement will affect the rights of the Shareholders as they exist under the BCBCA. Set forth below is a comparative summary of the material rights, duties and obligations of corporations incorporated under the NRS and the BCBCA and of the rights of Shareholders as holders of Company Nevada Common Stock under the NRS as compared to holders of Common Shares under the BCBCA.
The rights of holders of Common Shares are currently governed by the laws of the Province of British Columbia (particularly the BCBCA), the BC Notice of Articles and the BC Articles. Upon consummation of the Arrangement, the rights of holders of Common Shares will be governed by the laws of the State of Nevada (particularly the NRS), as well as the Articles of Domestication, Articles of Incorporation and the Company Nevada Bylaws.

While it is not practical to summarize all of the legal differences between the rights of holders of Company Nevada Common Stock as governed by the NRS and the rights of holders of Common Shares as governed by the BCBCA, certain principal differences that could materially affect the rights of holders of Common Shares are set forth below. The following summary is not a substitute for direct reference to applicable legislation (Nevada and British Columbia), the BC Articles, the Articles of Domestication, Articles of Incorporation and the Company Nevada Bylaws, or for professional interpretation of such documents, and is qualified by reference thereto. The following summary does not purport to be complete or exhaustive and Shareholders should therefore consult their legal and tax advisors regarding the implications of the Arrangement which may be of particular importance to them.
Amendments to the BC Notice of Articles and BC Articles and the Articles of Incorporation and Company Nevada Bylaws
Under the BCBCA, any substantive change to the articles or notice of articles of a company requires a resolution to be passed by: (i) the type of resolution specified by the BCBCA; (ii) if not specified by the BCBCA, the type of resolution specified by the articles; or (iii) if neither contain such a provision, a special resolution passed by at least two-thirds of the votes cast on the resolution. The BCBCA does allow some capital alterations and alterations to the articles and notice of articles to be approved by an ordinary resolution (simple majority) of shareholders or by the directors if the articles so provide.
The Company currently has provisions in the BC Articles that permit alterations to the Notice of Articles, BC Articles and share structure in some circumstances by ordinary resolution or directors’ resolution (in each case as determined by the directors) including, inter alia, to:
a.	create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;
b.
increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

c.	subdivide or consolidate all or any of its unissued, or fully paid issued, shares;
d.
change all or any of its unissued shares with par value into shares without par value or any of its unissued shares without par value into shares with par value or change all or any of its fully paid issued shares with par value into shares without par value; or

e.	alter the identifying name of any of its shares.
In addition, the BC Articles also provide that, if the BCBCA does not specify the type of resolution and the BC Articles do not specify another type of resolution, the Company may by directors’ resolution or by ordinary resolution, in each case as determined by the directors, alter the BC Articles.
Under the NRS, every amendment to the articles of incorporation must be made in the following manner:
a.
the board of directors must adopt a resolution setting forth the amendment proposed and either call a special meeting of the shareholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the shareholders entitled to vote on the amendment.

b.
at the meeting, a vote of the shareholders entitled to vote in person or by proxy must be taken for and against the proposed amendment. If it appears upon the canvassing of the votes that shareholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation, have voted in favor of the amendment, an officer of the corporation shall sign a certificate setting forth the amendment, or setting forth the articles of incorporation as amended, and the vote by which the amendment was adopted. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof. The amendment does not have to be approved by the vote of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the amendment if the articles of incorporation specifically deny the right to vote on such an amendment. Different series of the same class of shares do not constitute different classes of shares for the purpose of voting by classes except when the series is adversely affected by an amendment in a different manner than other series of the same class.
The NRS permits amendments to the bylaws to be made solely by the board of directors of the corporation. The Company Nevada Bylaws specifically provide that the Board of Directors or shareholders may amend the bylaws, provided, however, in the case of amendments by shareholders, such action must be approved by two-thirds of the votes cast by shares present and entitled to vote, in person or by proxy.
Removal of Directors
Under the BCBCA, a company may remove a director before the expiration of the director’s term of office by a special resolution passed by at least two-thirds of the votes cast on the resolution, or, if the articles provide, by some other method or resolution specified therein. Further, if the shareholders holding shares of a class or series of shares of a company have the exclusive right to elect or appoint one or more directors, a director so elected or appointed may only be removed by a special resolution passed by at least two-thirds of the votes cast by those shareholders, or, if the articles provide, by some other method or resolution specified therein.
Under the BC Articles, the Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the Shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the Shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy. The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.
Under the NRS, shareholders may remove a director before the expiration of the director’s term of office by a resolution passed by at least two-thirds of the voting power of the issued and outstanding stock entitled to vote.
Board Vacancies
Under the BCBCA, if a vacancy occurs among the directors, such vacancy may be filled by the shareholders at the shareholders’ meeting, if any, at which the director is removed, or, otherwise by the shareholders or by the remaining directors. A casual vacancy among directors may be filled by the remaining directors. If the shareholders holding shares of a class or series of shares have the exclusive right to elect or appoint one or more directors, a vacancy that occurs among those directors may be filled by those shareholders at the shareholders’ meeting, if any, at which the director is removed, or, otherwise, by those shareholders or remaining directors elected or appointed by those shareholders. If there are no directors in office, an individual may be empowered by the shareholders to call a meeting of the shareholders for the election or appointment of directors, and appoint as directors, to hold office until the vacancies are filled at that meeting, the number of individuals that will constitute a quorum.
Under the NRS, all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. The Articles of Incorporation provide that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director entitled to vote thereon, and if any such vacancies are not filled by the remaining director or directors, then such vacancy may be filled by the stockholders.
Quorum of Shareholders
The BCBCA provides that the quorum for the transaction of business at a meeting of shareholders is the quorum established by the articles of the company. If no quorum is established by the articles, the quorum is two persons entitled to vote at the meeting whether present or by proxy. If the number of shareholders entitled to vote at the meeting is less than the quorum applicable to the company, then all of the shareholders entitled to vote at the meeting, whether present personally or by proxy, will constitute quorum.

Under the NRS, subject to the articles of incorporation or bylaws, the quorum for the transaction of business at a meeting of shareholders is a majority of the voting power entitled to vote at the meeting whether present or by proxy. Shares represented at a meeting of shareholders by proxy count towards a quorum, even if the proxy does not have the authority to vote on a matter.
Vote on Extraordinary Corporate Transactions
Under the BCBCA, an ordinary resolution, meaning a resolution passed by a simple majority of the votes of shareholders present or represented, is required to pass most matters at a shareholders’ meeting. Certain extraordinary corporate actions such as certain amalgamations, continuances, sales of substantially all the assets of a company other than in the ordinary course of business, amendments to the articles of incorporation and other extraordinary corporate actions such as liquidations or dissolution require authorizations by special resolution, meaning a resolution passed by not less than two-thirds of the votes cast at a general meeting called for the purpose of considering the resolution, or passed by written consent of each shareholder entitled to vote.
Unless otherwise provided in the articles of incorporation, the NRS requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, the NRS does not generally require a shareholder vote of the surviving corporation if: (1) the existing articles of incorporation are not amended; (2) each share of stock of the surviving corporation outstanding immediately before the merger is identical after the merger; (3) the number of voting shares outstanding immediately after the merger, plus the number of new voting shares issued as a result of the merger, will not exceed the total number of voting shares of the surviving corporation outstanding immediately before the merger by more than 20%; and (4) the number of participating shares outstanding shares immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the total number of participating shares outstanding immediately before the merger by more than 20%.
The Articles of Incorporation do not contain any specific provisions that depart from the provisions of the NRS.
Liability of Directors; Fiduciary Duties; Limitation of Directors’ Liability
Under the BCBCA, the statutory duties of directors and officers provide that every director and officer must act honestly and in good faith with a view to the best interests of the company, and exercise the care, diligence, and skill that a reasonably prudent individual would exercise in comparable circumstances. Under the BCBCA, directors of a company who vote for or consent to a resolution authorizing the company to: (i) carry on a business or exercise a power contrary to its articles; (ii) pay an unreasonable commission or allow an unreasonable discount to a person agreeing to procure or purchasing shares of the company; (iii) pay a dividend or purchase, redeem or otherwise acquire shares where the company is insolvent, or (iv) make or give an indemnity to a party contrary to the BCBCA, are jointly and severally liable to restore to the company any amount paid as a result and not otherwise recovered by the company. A director is not liable for any such amount if the director has relied, in good faith, on (i) financial statements represented by an officer of the company or in the written report of the auditor of the company to fairly reflect the financial position of the company; (ii) the written report of a lawyer, accountant, engineer, appraiser or other person whose profession adds credibility to a statement made by that person; (iii) a statement of fact represented to the director by an officer of the company to be correct; or (iv) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not that record was forged, fraudulently made or inaccurate.
Under the NRS, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the board of directors or shareholders and the transaction is approved by the board or shareholders in good faith without counting the vote or votes of the interested director or officer; (2) the common interest is known to the shareholders, and they approve or ratify the transaction in good faith by a majority vote of shareholders; (3) the common interest is not known to the interested director or officer at the time the transaction is brought before the board; or (4) the transaction is fair to the corporation at the time it is authorized or approved.
Under the NRS, unless the articles of incorporation provide otherwise, neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its shareholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud or knowing violation of law. The NRS does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.
The Articles of Incorporation provides that the liability of directors and officers shall be eliminated to the fullest extent permitted under the NRS. Under the NRS, directors and officers are required to exercise their powers in good faith and with a view to the interests of the corporation and are entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, that are prepared or presented by: (a) one or more directors, officers or employees of the corporation reasonably believed to be reliable and competent in the matters prepared or presented; (b) counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters reasonably believed to be within the preparer's or presenter's professional or expert competence; or (c) a committee on which the director or officer relying thereon does not serve, established in accordance with NRS 78.125, as to matters within the committee's designated authority and matters on which the committee is reasonably believed to merit confidence. Directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation.
Indemnification of Officers and Directors; and Insurance
Under the BCBCA, a director or officer, a former director or officer who acts or has acted at the company’s request as a director or officer of another company is entitled to be indemnified by the company in respect of all costs, charges and expenses reasonably incurred by the person in connection with any legal proceeding or investigative action if (i) the person acted honestly and in good faith with a view to the best interests of the company; and (ii) in the case of an eligible proceeding other than a civil proceeding, the person had reasonable grounds for believing that this conduct was lawful.
Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person is not liable under the NRS for failing to exercise his or her power in good faith and with a view to the interests of the corporation (and in deciding upon matters of business on an informed basis) or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. With respect to actions by or in the right of the corporation, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the person in connection with the defense or settlement of the action or suit if the person is not liable under the NRS for failing to exercise his or her power in good faith and with a view to the interests of the corporation (and in deciding upon matters of business on an informed basis) or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation.
Under the BCBCA, a company may purchase and maintain insurance for the benefit of a director or officer, former director and officer or person who acted at the company’s request as director or officer against any liability that may be incurred by reason of the eligible party being or having been a director or officer or holding or having held a position equivalent to that of a director or officer of, the company or an associated company.
The NRS grants similar authority to purchase and maintain insurance for the benefit of a director or officer, former director and officer. Under the NRS, a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against the person and liability and expenses incurred by the person in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify such a person against such liability and expenses.
Shareholder Consent in Lieu of Meeting
Under the BCBCA, a written consent resolution by shareholders is deemed to be valid and effective as if it had been passed at a meeting of shareholders as long as it satisfies all of the requirements of the BCBCA and articles of the company.
The NRS allows for written consent resolutions by shareholders is deemed to be valid and effective as if it had been passed at a meeting of shareholders as long as it satisfies all of the requirements the NRS and the articles of incorporation of the corporation. The Articles of Incorporation and the Company Nevada Bylaws provide that any action required by statute to be taken at any annual or special meeting of the shareholders, or any action which may be taken at any annual or special meeting of the shareholders, may be taken without a meeting, without prior notice and without a vote, if a unanimous consent in writing, setting forth the action so taken, shall be signed by holders of all of the issued and outstanding shares of the relevant class(es) or series of stock of the corporation (other than treasury stock) entitled to vote thereon. The Articles of Incorporation provide that any amendment to the provision relating to action by written consent of shareholders shall be effective only upon the affirmative vote of the holders of capital stock then outstanding representing two-thirds or more of the votes eligible to be cast in an election of directors.
Calling of Shareholder Meetings
Under the BCBCA, directors may call meetings of shareholders. The BCBCA provides that shareholders may requisition a general meeting provided the requisition is made by shareholders holding at least 1/20 of the issued shares of the company that carry the right to vote at general meetings. If a general meeting is validly requisitioned, the directors must call a general meeting to transact the business specified in the requisition, to be held within four months after the date the requisition is received by the company, regardless of the articles or notice of articles of such company.
Under the NRS, unless otherwise provided in the articles of incorporation or the bylaws, the entire board of directors, any two directors, or the president may call annual or special meetings of the shareholders. The Company Nevada Bylaws provide that a special meeting of the shareholders may be called by the Board of Directors, the Chair of the Board of Directors or by shareholders holding at least a majority of the voting power of the outstanding shares of the Company then entitled to vote on the matter or matters to be brought before the special meeting.
Location of Shareholder Meetings
Under the BCBCA, a meeting of shareholders must be held in British Columbia unless (i) a location outside of British Columbia is either provided for in the company’s articles, (ii) the articles do not restrict the company from approving a location outside of British Columbia and the location is approved by the resolution required by the articles for that purpose (if no resolution is required by the articles for that purposes, approved by ordinary resolution), or (iii) the location for the meeting is approved by the Registrar of Companies of British Columbia before the meeting is held. If the meeting is a partially electronic meeting, the foregoing applies to the location where persons attend the meeting in person. If the meeting is a fully electronic meeting, the foregoing does not apply to the meeting.
Under the NRS, a shareholders meeting may be held within or outside of Nevada. Under the Company Nevada Bylaws, the Board may determine to hold a meeting of shareholders by means of electronic communications, videoconferencing, teleconferencing or other available technology authorized by and in accordance with the NRS.
Shareholder Inspection Rights
Under the BCBCA, current shareholders of a company are entitled to inspect, without charge, the company’s constating documents (including the company’s articles, notice of articles and certificate of incorporation, continuation or amalgamation, as applicable); any orders made by the court, the Registrar or the executive director under the Securities Act (British Columbia); the company’s central securities register and register of directors; consents to act and resignations of directors; any report of an inspector appointed by the court; the minutes of every meeting of shareholders; each consent resolution of shareholders; each written record of disclosure to the shareholders by a current director or senior officer of a conflict of interest; every audited financial statement of the company and its subsidiaries, whether or not consolidated; financial statements for the most recently completed year;

any written representations from a removed or resigned auditor; disclosures of conflicts of interest of directors and officers; disclosures of financial assistance; and, if the company is an amalgamated company, the equivalent records for each predecessor company. Former shareholders have the same rights of inspection as do current shareholders, but only to those records that relate to the period when that person was a shareholder.
Under the NRS, the share ledger or duplicate share ledger, copies of the articles of incorporation and bylaws, is open to inspection by any person who has been a shareholder of record for at least 6 months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5 percent of all of its outstanding stock, upon at least 5 days’ written demand accompanied by an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such purpose.
Under the NRS, a shareholder of record holding not less than 15 percent of all of the issued and outstanding shares of the stock of the corporation, or thereunto authorized in writing by the holders of at least 15 percent of all of its issued and outstanding shares of stock, is entitled to inspect in person or by agent or attorney, during normal business hours, the books of account and all financial records of the corporation, to make copies of records, and to conduct an audit of such records, upon at least 5 days’ written demand and an affidavit to the corporation stating that the inspection, copies or audit is not desired for any purpose not related to his or her interest as a stockholder.
Director Elections, Qualification and Number
Under the BCBCA, the size of the of the board is determined by the board of directors, provided that it is not less than three directors, and the directors are elected by plurality vote of the shareholders present in person or represented by proxy at a meeting of shareholders called for that purpose, or by unanimous written consent of all shareholders.
Under the BCBCA, an individual is not qualified to become or act as a director of a company if that individual is (i) under the age of 18 years; (ii) found by a court, in Canada or elsewhere, to be incapable of managing the individual's own affairs, unless a court, in Canada or elsewhere, subsequently finds otherwise; (iii) an undischarged bankrupt, or (iv) convicted in or out of British Columbia of an offence in connection with the promotion, formation or management of a corporation or unincorporated business, or of an offence involving fraud, unless (a) the court orders otherwise, (b) 5 years have elapsed since the last to occur of (A) the expiration of the period set for suspension of the passing of sentence without a sentence having been passed, (B) the imposition of a fine, (C) the conclusion of the term of any imprisonment, and (D) the conclusion of the term of any probation imposed, or (iii) a pardon was granted or issued, or a record suspension was ordered, under the Criminal Records Act (Canada) and the pardon or record suspension, as the case may be, has not been revoked or ceased to have effect. A director who ceases to be qualified to act as a director of a company must promptly resign.
Under the NRS, the only qualification requirement to become or act as a director is to be over the age of 18.
Under the NRS, the size of the board is determined by the board of directors. Under the NRS and Company Nevada Bylaws, directors are elected by plurality of the votes cast by the shares present and entitled to vote, in person or by proxy, at the election.
Payment of Dividends
Under the BCBCA, a company may declare a dividend, subject to the charter or an enactment that provides otherwise, out of the profits, capital or otherwise by issuing a dividend in shares, warrants or in property or money. A dividend in money or property may not be declared or paid if there are reasonable grounds for believing that (i) the company is insolvent, or (ii) the payment of the dividend would render the company insolvent.
The NRS provides that dividends may be declared and paid or set apart for payment upon the common stock out of any assets or funds of the corporation legally available for the payment of dividends, but only when and as declared by the board of directors of the company or any authorized committee thereof.
Shareholder Proposals
The BCBCA provides a mechanism whereby qualified shareholders of public companies holding at least 1/20 of the issued shares that carry the right to vote at general meetings can have specific matters submitted for consideration at the next annual general meeting of the company, rather than relying on the directors or management of the company to put the matter before the shareholders. A “qualified shareholder” is a person who is a registered owner or beneficial owner of one or more shares of the company that carry the right to vote at general meetings and has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least two years. However, a person is not a “qualified shareholder” if, within two years before the date of the signing of the proposal, the person failed to present at an annual general meeting an earlier proposal that the person had submitted to the company and that the company had responded to by complying with the proposal process.
The NRS does not contain specific provisions regarding shareholder proposals.
Rights of Dissent and Appraisal
Under the BCBCA, registered shareholders have the right to dissent from corporate acts involving certain amendments to the articles of incorporation, the adoption or approval of an amalgamation agreement, the approval of an arrangement, the continuance of the company out of the jurisdiction, a sale, lease or other disposition by the company of all or substantially all of its undertaking, and any other resolution, if dissent is authorized by the resolution. Subject to fulfilling all of the requirements of the BCBCA in respect of the shareholder’s right to dissent, the company must promptly purchase the dissenting shareholder’s shares at fair value, unless there are grounds for believing that the company is insolvent.
Under the NRS, shareholders have the right, in some circumstances (including, unless otherwise provided in the articles of incorporation or bylaws of a corporation, when a controlling interest has been acquired by an acquiring person, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.
Unless otherwise provided in the articles of incorporation or board of director resolutions approving the plan of merger, conversion or exchange, shareholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are, among other things,
(i)	listed on a national securities exchange; or
(ii)
traded in an organized market and held by at least 2,000 shareholders of record and have a market value of at least $20,000,000, exclusive of the value of such shares held by a corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than 10% of such shares; or

(iii)	issued by an open end management investment company registered under the Investment Company Act of 1940, as amended, unless the shareholders receive in exchange for their shares anything other than cash, or shares of any class or any series of shares of any corporation, or any other proprietary interests of any other entity, that is, among other things, listed on a national securities exchange or traded in an organized market and held by at least 2,000 shareholders of record with market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than 10% of such shares at the time the corporate action becomes effective. Both shareholders of record and beneficial shareholders are entitled to dissenters’ rights.
Neither the Articles of Incorporation nor the Company Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.
Oppression Remedy
The BCBCA contains an oppression remedy that enables the court, if satisfied upon application by a complainant (being a shareholder of the company or any other person whom the court considers to be an appropriate person) that (i) the affairs of the company are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner oppressive to one or more of the shareholders; or (ii) that some act of the company has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders. Because of the breadth of the conduct which can be complained of and the scope of the court’s remedial powers, the oppression remedy is very flexible and regularly is relied upon to safeguard the interests of persons with a substantial interest in the company.
Under the NRS, unless the articles of incorporation or an amendment thereto, provide for greater individual liability, a director or officer is not individually liable to the corporation or its shareholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director's or officer's act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.
Derivative Actions
Under the BCBCA, a complainant (being a shareholder or director of a company or any other person whom the court considers to be an appropriate person) may, with leave of the court, prosecute a civil, criminal, quasi-criminal, administrative or regulatory action or proceeding in the name and on behalf of the company; to enforce a right, duty, or obligation owed to the company that could be enforced by the company itself; or to obtain damages for any breach of any such right, duty, or obligation, whether the right, duty, or obligation arises under the BCBCA or otherwise. A complainant may also, with leave of the court, defend, in the name and on behalf of a company, a legal proceeding brought against the company.
NRS 41.520 grants shareholders a derivative cause of action where the corporation refuses to enforce rights which may properly be asserted by it, where the plaintiff was a shareholder at the time of the transaction of which the plaintiff complains or that the plaintiff’s share thereafter devolved on the plaintiff by operation of law. The complaint must also set forth with particularity the efforts of the plaintiff to secure from the board of directors and, if necessary, from the shareholders such action as the plaintiff desires, and the reasons for the plaintiff’s failure to obtain such action or the reasons for not making such effort. In any such action, at any time within 30 days after service of summons upon the corporation or any defendant who is an officer or director of the corporation or held such office at the time of the acts complained of, the corporation or such defendant may move the court for an order, upon notice and hearing, requiring the plaintiff to furnish security as hereinafter provided. Such motion must be based upon one or more of the following grounds: (a) that there is no reasonable possibility that the prosecution of the cause of action alleged in the complaint against the moving party will benefit the corporation or its security holder or (b) that the moving party, if other than the corporation, did not participate in the transaction complained of in any capacity.
Business Combinations
The NRS generally prohibits an interested shareholder from engaging in a business combination with a corporation that has at least 200 shareholders of record for two years after the person first became an interested shareholder unless the combination or the transaction is approved by the board of directors before the person first became an interested shareholder, or the combination is approved by the board of directors and by the affirmative vote of the holders of stock representing at least 60 percent of the outstanding voting power of the resident domestic corporation not beneficially owned by the interested shareholder. This prohibition does not apply after the expiration of 4 years from when such person first became an interested shareholder.
The BCBCA does not contain a corresponding provision. Such matters as take-over bids, issuer bids, going-private transactions, business combinations and transactions with directors, officers, significant shareholders and other related parties to which the Company is a party are subject to regulation by Canadian provincial securities legislation and administrative policies and rules of the Canadian securities administrators. Such legislation, administrative policies and rules may impose board and/or shareholder approval requirements separate and apart from the BCBCA.
Control Share Acquisition Statute
The NRS limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more shareholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the shareholders in the election of directors. An “acquisition” means, with certain exceptions, the direct or indirect acquisition of a controlling interest. Under the NRS, an “acquiring person” that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred on such person by a majority vote of the disinterested shareholders of the corporation at a special or annual meeting of the shareholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any shareholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.
The control share acquisition statute does not apply if the corporation opts out of such provision in the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

The Articles of Incorporation do not contain any specific provisions that depart from the provisions of the NRS and the Company Nevada Bylaws expressly elect not to be governed by these provisions of the NRS.
The BCBCA does not contain a corresponding provision.
Compulsory Acquisition Right
The BCBCA provides a right of compulsory acquisition for an offeror that acquires at least 90% of the target company’s outstanding securities pursuant to a take-over bid or issuer bid, other than securities held at the date of the bid by or on behalf of the offeror (i.e., an “acquiring person” under the BCBCA). Those shareholders who did not accept the offer may be compelled, on notice from the acquiring person, to sell their shares to the acquiring person at the price and on the terms offered, unless the court otherwise orders. If the acquiring person does not give that notice, it must give notice to those shareholders that they may require the acquiring person to purchase their shares from them. A shareholder may apply to the court to set the price and terms of payment.
The NRS does not contain a similar provision. However, in circumstances where an offeror acquired a least 90% of the target company’s stock, NRS 92A.180 would permit the acquiror to merge the target into a new subsidiary and provide that the minority stockholders receive only cash for their shares in the merger.
Comparison of the Articles of Incorporation and Company Nevada Bylaws with the BC Notice of Articles and BC Articles
In addition to the differences noted above, set forth below is a comparison of the material provisions of the Articles of Incorporation and Company Nevada Bylaws with the BC Notice of Articles and BC Articles. While it is not practical to summarize all of the legal differences between the different sets of charter documents, certain principal differences that could materially affect the rights of Shareholders are set forth below. The following summary is not a substitute for direct reference to the Articles of Incorporation, Company Nevada Bylaws and the BC Articles themselves, or for professional interpretation of such documents, and is qualified by reference thereto. Copies of the Articles of Domestication, Articles of Incorporation and Company Nevada Bylaws are attached as Schedule A, Schedule B and Schedule C, respectively, to the Plan of Arrangement. A copy of the BC Articles has been filed with the SEC as Exhibit 3.3 to the Company’s Current Report on Form 8-K filed with the SEC and on SEDAR on March 8, 2022. A copy of the current BC Notice of Articles can be found attached as Appendix “F” to this Proxy Statement. The following summary does not purport to be complete or exhaustive and Shareholders should therefore consult their legal advisors regarding the implications of the adoption of the Articles of Incorporation and Company Nevada Bylaws which may be of particular importance to them.
Authorized Capital and Voting Rights
The BC Notice of Articles provide that the authorized share structure of the Company consists of an unlimited number of Common Shares and an unlimited number of Class A Restricted Voting Shares (collectively, the “Restricted Voting Shares”). Holders of the Common Shares are entitled to dividends, if, as and when declared by the Board, to one vote per Common Share at meetings of shareholders of the Company and, upon dissolution, to share equally in such assets of the Company as are distributable to the holders of the Common Shares. The Common Shares do not have pre-emptive or subscription rights, and there are no redemption or sinking-fund provisions applicable to the Common Shares. Unless a different majority is required by law or the BC Articles, resolutions to be approved by holders of the Common Shares require approval by a simple majority of the total number of votes of all Common Shares cast at a meeting of shareholders at which a quorum is present.
Except with respect to the election or removal of directors of the Company, each Restricted Voting Share entitles the holder to receive notice of and to attend any meeting of shareholders of the Company and to exercise one vote for each Restricted Voting Share held at all meetings of shareholders of the Company, other than meetings at which only the holders or another class or series of shares are entitled to vote separately as a class or series. Unlike the Common Shares, the Restricted Voting Shares do not entitle the holder to exercise voting rights in respect of the election or removal of directors of the Company.
Subject to the rights of the shares of any other class ranking senior to the Common Shares with respect to priority upon a liquidation event, in the event of a liquidation event, the holders of Common Shares and the holders of Restricted Voting Shares will participate ratably in equal amounts per share, without preference or distinction, in the remaining assets of the Company.

On May 7, 2021, all of the outstanding Restricted Voting Shares were converted to Common Shares. As a result, there are currently no Restricted Voting Shares outstanding.
The Articles of Incorporation provide that the total number of shares of all classes of stock that the Company is authorized to issue is one billion five hundred fifty million (1,550,000,000), consisting of (i) one billion five hundred million (1,500,000,000) shares of the Company Nevada Common Stock and (ii) fifty million (50,000,000) shares of preferred stock, no par value. The Company Nevada Common Stock will not have pre-emptive or subscription rights, and there are no redemption or sinking-fund provisions applicable to the Company Nevada Common Stock except for the Company Redemption right described below under “Regulatory Matters”. On matters submitted to the shareholders of the Company, the holders of the Company Nevada Common Stock will be entitled to one vote for each share held. No stockholder has any right or will be permitted to cumulate votes in any election of directors. Holders of the Company Nevada Common Stock are entitled to receive any dividends declared by the Board of Directors out of funds legally available therefor. In the event of any liquidation or dissolution of the Company, all assets of the Company legally available for distribution after payment or provision for payment of (i) all debts and liabilities of the Company, (ii) any accrued dividend claims and (iii) liquidation preferences of any outstanding preferred stock, will be distributed ratably, in cash or in kind, among the holders of the Company Nevada Common Stock. Except as otherwise provided by law or by the Articles of Incorporation, the Company Nevada Bylaws or any preferred stock designation, the majority of the votes cast by shares present and entitled to vote, in person or by proxy, shall decide any question brought before shareholders for approval, provided that directors are elected by plurality of the votes cast as described above.
The Articles of Incorporation give the Board of Directors the express authority, without further action of the shareholders, to issue shares of preferred stock from time to time and to establish from time to time the number of shares to be included in each such class or series, and to fix the voting powers, designations, preferences, limitations, restrictions and relative rights thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, the dissolution preferences and the rights in respect to any distribution of assets of any wholly unissued class or series of preferred stock, and the treatment in the case of a merger, business combination transaction, or sale of the Company’s assets, and to increase or decrease the number of shares of any class or series so created subsequent to the issue of that class or series but not below the number of shares of such class or series then outstanding. All the shares of any one series of the preferred stock shall be identical in all respects.
The number of authorized shares of any of the Company Nevada Common Stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Company entitled to vote thereon, without a separate vote of any holders of the Company Nevada Common Stock or preferred stock, or of any class or series thereof, unless a separate vote of any such holders is required pursuant to the terms of any Preferred Stock Designation irrespective of the provisions of the NRS.
Directors
Under the BC Articles, the number of directors is set at the greater of three and the most recently set number of directors elected by ordinary resolution.
Under the Articles of Incorporation, the number of directors are to be fixed exclusively by resolutions adopted by a majority of the Board of Directors. Pursuant to the Company Nevada Bylaws, the number of directors shall also be fixed from time to time exclusively by the Board of Directors but the number shall be not less than three nor more than nine directors.
Meetings of Directors
The BC Articles require that reasonable notice of the time, date and place of the meeting be given to the directors. It is not necessary to give notice of a meeting of directors if (a) the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed or is the meeting of the directors as which that director is appointed; or (b) the director has waived notice of the meeting.
Regular meetings of the Board of Directors shall be held at the times and places within or without the State of Nevada as may be designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors. No notice of any kind to members of the Board of Directors for these regular meetings shall be necessary unless the meeting is to be held at a place other than the principal business office of the Company, in which case notice of the place of the meeting shall be given. Special meetings of the Board of Directors for any purpose or purposes may be held at any time upon call by the President or, if the President is absent or unable or refuses to act or by any two (2) Directors. Special meetings may be held at any place within or without the State of Nevada.
Quorum for Directors’ Meetings
Under the BC Articles, unless otherwise fixed by the Board, a majority of the number of directors appointed and present in person shall constitute a quorum.
The Company Nevada Bylaws provide that a majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business.
Voting at Directors’ Meetings
Under the BC Articles, matters considered at directors’ meetings shall be decided by a majority of the votes cast. In the case of an equality of votes, no person shall have a second or casting vote.
The Company Nevada Bylaws are substantially similar. Every act or decision done or made by a majority of the directors present at a directors’ meeting duly held at which a quorum is present shall be regarded as the act of the board of directors unless a greater number be required by the Articles of Incorporation, the Company Nevada Bylaws or applicable law.
Committees
The BC Articles provide for the appointment, variation and removal of committees and the procedures to be taken thereat. The Company Nevada Bylaws provide for the appointment, variation and removal of committees and the procedures to be taken thereat.
Indemnification of Directors, Officers and Others
Under the BC Articles, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding.
Under the Company Nevada Bylaws, the Company must indemnify any director, officers, employee or agent of the Company against any claim, action, suit, proceeding, arbitration or governmental investigation against expenses (including attorneys’ fees, judgments, fines and amounts paid or owed in settlement actually and reasonably paid or rendered or levied against the person if acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.
Officers
The BC Articles provide that the appointment of various officers and the function and duties of the officers shall be determined by the Board.
The Company Nevada Bylaws contain substantially similar provisions but require that the Company have a president, secretary and treasurer in accordance with the NRS.
Shareholders’ Meetings
The BC Articles provide that the Company must send notice of the date, time and location of any meeting of shareholders in the manner provided in the BC Articles, or in such other manner as may be prescribed by directors’ resolution, to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company at least 21 days before the meeting if and for so long as the Company is a public company.

The Company Nevada Bylaws provide for notice stating the place, day and hour of a shareholders’ meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, must be delivered not less than ten (10) days, nor more than sixty (60) days before the date of the meeting, by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder entitled to vote at the meeting.
Quorum for Shareholders’ Meetings
The BC Articles provide that, subject to the rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is one person, present in person or by proxy, holding shares entitled to be voted at the meeting.
The Company Nevada Bylaws provide that one-third of the voting power of stock entitled to vote at the meeting, present and represented in person or by proxy (regardless of whether such proxies are entitled to vote on all matters) is a quorum at a shareholders’ meeting.
Attendance at Shareholders’ Meetings
The BC Articles permit meetings of shareholders to be held in British Columbia or at another location outside British Columbia if that location is approved, before the meeting is held, by resolution of the directors or in writing by the Registrar of Companies of British Columbia.
The Company Nevada Bylaws provide that meetings of shareholders may be held within Nevada or outside of Nevada if that location is approved, before the meeting is held, by resolution of the directors. A shareholder may participate in a meeting of shareholders through remote communication, including, without limitation, electronic communications, videoconferencing, teleconferencing or other available technology in accordance with the NRS and such participation shall constitute presence in person at the meeting as authorized by the NRS.
Advance Notice Provisions
The BC Articles do not contain provisions relating to advance notice procedures required of shareholders in order to properly bring business before a meeting of shareholders. However, the BCBCA contains provisions relating to the ability of shareholders to bring forward specific matters submitted for consideration at the next annual general meeting by way of shareholder proposals as noted above.
The Company has also adopted an advance notice policy with respect to director nominations, pursuant to which any additional director nomination for an annual meeting of shareholders or a special meeting of the shareholders (which is not also an annual meeting) must be received by the Secretary of the Company in proper written form at the principal office of the Company, (i) in the case of an annual meeting of shareholders, not less than thirty (30) days nor more than sixty-five (65) days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the nominating shareholder may be given not later than the close of business on the tenth (10th) day following the Notice Date; and (ii) in the case of a special meeting of the Shareholders (which is not also an annual meeting), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of Shareholders was made.
The Company Nevada Bylaws provide that a shareholder proposal may be considered at a meeting of shareholders if such proposal is properly requested to be brought before such meeting by a shareholder in accordance with the Company Nevada Bylaws, which requires the proposal be delivered to the secretary of the Company not earlier than the 120th day and not later than the 90th day prior to the meeting and the disclosure of certain information including the name and address of the shareholder, the number of shares directly or indirectly held by the shareholder and any other information relating to the shareholder, beneficial owner or a control person of the shareholder that would be required to be disclosed in a proxy statement.
Forum for Adjudication for Disputes
The Articles of Incorporation provide that unless the Company consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County of the State of Nevada (the “Court”) shall be the sole and exclusive forum for any shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim against the Company, any director or the Company’s officers or employees arising pursuant to any provision of the NRS, Chapter 92A or the Articles of Incorporation or the Company Nevada Bylaws, or (iv) any action asserting a claim against the Company, any director or the Company’s officers or employees governed by the internal affairs doctrine, except, as to each of clauses (i) through (iv) above, for any claim as to which the Court determines that there is an indispensable party not subject to the jurisdiction of the Court (and the indispensable party does not consent to the personal jurisdiction of the Court within ten (10) days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court, or for which the Court does not have subject matter jurisdiction. The Articles of Incorporation provide that any amendment to the provision relating to action by written consent of shareholders shall be effective only upon the affirmative vote of the holders of capital stock then outstanding representing two-thirds or more of the votes eligible to be cast in an election of directors.
The BC Articles do not contain a corresponding provision.
Regulatory Matters
The Articles of Incorporation contains certain provisions (the “Regulatory Compliance Provisions”), which are designed to allow the Company to ensure compliance with, and maintenance of, its licenses relating to its cannabis operations. The Regulatory Compliance Provisions include a discretionary right to force a share transfer to a third party and/or a discretionary redemption right in favor of the Company.
The purpose of the Regulatory Compliance Provisions are to provide the Company with a means of protecting itself from (a) a shareholder or a group of shareholders acting jointly or in concert (which determination may be made by the Board of Directors), with an ownership interest of, whether of record or beneficially (or having the power to exercise control or direction over) of five percent (5%) or more of the issued and outstanding shares of any class or series of the capital stock of the Company or the capital stock, member’s interests or membership interests, partnership interests or other equity securities of any affiliate of the Company (“Equity Securities”), or such other lesser percentage as is determined in good faith by the Board of Directors from time to time, and: (i) who a governmental authority granting licenses to, or otherwise governing the operations of the Company or its subsidiaries, has determined to be unsuitable to own any of the Equity Securities; (ii) whose ownership or control of any of the Equity Securities may reasonably result in the loss, suspension, revocation or non-renewal (or similar action) with respect to any licenses, permits, approvals, orders, authorizations, registrations, findings of suitability, franchises, exemptions, waivers and entitlements issued by a governmental authority relating to the Company’s or its subsidiaries’ conduct of business (being the conduct of any activities relating to the cultivation, manufacturing and dispensing of cannabis and cannabis-derived products in the U.S., which include the owning and operating of cannabis licenses) (collectively, the “Licenses”) or in the Company or an affiliate being unable to obtain any new Licenses in the normal course, all as determined by the Board of Directors; or (b) any person or entity: (i) who has not been determined by the applicable regulatory authority to be an acceptable person or otherwise have not received the requisite consent of such regulatory authority to own Equity Securities, in each case within a reasonable time period acceptable to our Board of Directors or prior to acquiring any Equity Securities, as applicable; or (ii) who is deemed likely, in the sole discretion of the Board of Directors, to: (A) preclude or materially delay, impede, threaten or jeopardize any License held by the Company or any of its affiliates or the Company or its affiliates’ application for, right to the use of, entitlement to, or ability to retain or any License, (B) cause or otherwise result in, the disapproval, cancellation, termination, material adverse modification or non-renewal of any material contract to which the Company or its subsidiaries is a party, or (C) cause or otherwise result in the imposition of any materially burdensome or unacceptable terms or conditions on any License of the Company or any of its affiliates (in each case, an “Unsuitable Person”).
The Regulatory Compliance Provisions provide that, at the option of the Company and at the sole discretion of the Board of Directors, any Equity Securities owned or controlled by an Unsuitable Person may be either redeemed by the Company (a “Redemption”) or required to be transferred to a third party (a “Transfer”).
In the case of a Redemption, the Company will send a written notice to the holder of the Equity Securities called for Redemption, which will set forth: (i) the date on which the Redemption is to occur, (ii) the number of Equity Securities to be redeemed on such date, (iii) the price to be paid for such redeemed Equity Securities or the formula pursuant to which such price will be determined and the manner of payment therefor, (iv) the place where such Equity Securities (or certificate therefor, as applicable) must be surrendered, or accompanied by proper instruments of transfer, and (v) any other requirement of surrender of the Equity Securities to be redeemed.

In the case of a Transfer, the Company will send a written notice to the holder of the Equity Securities in question, which will set forth: (i) the date on which the Transfer is to occur, (ii) the number of Equity Securities to be transferred on such date, (iii) the price to be paid for such transferred Equity Securities or the formula pursuant to which such price will be determined and the manner of payment therefor, (iv) the place where such Equity Securities (or certificate therefor, as applicable) must be surrendered, or accompanied by proper instruments of transfer, and (v) any other requirement of surrender of the Equity Securities to be transferred, which may without limitation include a requirement to dispose of the Equity Securities via the Canadian Securities Exchange or the then principal securities exchange on which the Equity Securities are listed or quoted for trading, if any, to a person who would not be in violation of the Regulatory Compliance Provisions.
The price per Equity Security in the case of both a Redemption and a Transfer shall be determined in the sole discretion of the Board of Directors, but not less than 95% of the lesser of: (i) the closing market price of the Equity Securities on the Canadian Securities Exchange or the then principal securities exchange on which the Equity Securities are listed or quoted for trading; (ii) the five-day volume weighted average price of the Equity Securities on the Canadian Securities Exchange or the then principal securities exchange on which the Equity Securities are listed or quoted for trading, for the five trading days immediately prior to the closing of the Redemption or Transfer (or the average of the last bid and last asking prices if there was no trading on the specified dates), (iii) if such Equity Securities are not then listed for trading on the Canadian Securities Exchange or another securities exchange, then the mean between the representative bid and the ask price as quoted by another generally recognized reporting system, (iv) if such Equity Securities are not so quoted, then the average of the highest bid and lowest ask prices on such day in the domestic over-the-counter market as reported by Pink OTC Markets Inc. or any similar successor organization, and (v) if such Equity Securities are not quoted by any recognized reporting system, then the fair value thereof, as determined in good faith and in the reasonable discretion of the Board of Directors.
The Regulatory Compliance Provisions also provide that any newly elected or appointed director or officer of, or nominee to any such position with, the Company, who is required to qualify pursuant to applicable law or by regulatory authorities may not exercise any powers of the office to which such individual has been elected, appointed or nominated until such individual has been found qualified to hold such office or position by the applicable regulatory authorities in accordance with applicable law or the regulatory authorities permit such individual to perform duties and exercise powers relating to any such position pending qualification, with the understanding that such individual will be immediately removed from such position by the Board of Directors if the applicable regulatory authority determines that there is reasonable cause to believe that such individual may not be qualified to hold such position.
The BC Articles do not contain corresponding provisions.
Dividends
The BC Articles contain provisions with respect to dividend payments and entitlement thereof, including manner of payment and settlement of difficulties in regard to the distribution of dividends.
The Articles of Incorporation and the Company Nevada Bylaws rely upon the default provisions of the NRS relative to the payment of dividends. Under the NRS, except as provided in its articles of incorporation, a company may make distributions to its shareholders, including by the payment of dividends, provided that, after giving effect to the distribution, the company would be able to pay its debts as they become due in the usual course of business and, except as otherwise specifically allowed by its articles of incorporation, the company’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the company were to be dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose rights are superior to those receiving the distribution.
PROCEDURE FOR THE ARRANGEMENT TO BECOME EFFECTIVE
Procedural Steps
The Arrangement is proposed to be carried out pursuant to section 288 of the BCBCA. The following procedural steps must be taken in order for the Arrangement to become effective:
1.	the Arrangement must be approved by the Shareholders in the manner set forth in the Interim Order;
2.	the Court must grant the Final Order;

3.	all conditions to the completion of the Arrangement must be satisfied;
4.	an Application for Authorization to Continue out of British Columbia must be filed with the Registrar; and
5.	the Articles of Domestication and the Articles of Incorporation, each in the form prescribed by the NRS must be filed with the Secretary of State of Nevada.
Shareholder Approval
Pursuant to the terms of the Interim Order, the Arrangement Resolution must, subject to further order of the Court, be approved by at least 66 2/3% of the votes cast by the Shareholders present in person or by proxy at the Meeting. Such approval will constitute approval of the Arrangement, including the Articles of Incorporation and the Company Nevada Bylaws.
Notwithstanding the foregoing, the Arrangement Resolution authorizes the Board, without further notice to or approval of the Shareholders, to decide not to proceed with the Arrangement and to revoke the Arrangement Resolution for any reason at any time prior to the Arrangement becoming effective pursuant to the provisions of the BCBCA. See Appendix “A” to this Proxy Statement for the full text of the Arrangement Resolution.
Court Approval
Interim Order
The Arrangement requires approval by the Court under Section 291 of the BCBCA. Prior to the mailing of this Proxy Statement, on June 20, 2023, the Company obtained the Interim Order attached as Appendix “D” to this Proxy Statement, authorizing and directing the Company to call, hold and conduct the Meeting, submit the Arrangement to the Shareholders for approval, and other procedural matters, including, but not limited to: (a) the required Shareholder approval of the Arrangement Resolution; (b) the Dissent Rights for Registered Shareholders; (c) the notice requirements with respect to the Court hearing of the application for the Final Order; (d) the ability of the Company to adjourn or postpone the Meeting from time to time in accordance with the terms of the Interim Order, without the need for additional approval of the Court; and (2) the Record Date for the Shareholders entitled to notice of and to vote at the Meeting.
Final Order
The BCBCA provides that an arrangement requires approval by the Court under Section 291 of the BCBCA. If the Arrangement Resolution is approved by the Shareholders at the Meeting in the manner required by the Interim Order, the Company intends to apply to the Court for the Final Order (the “Final Order Hearing”).
The Final Order Hearing is scheduled for August 3, 2023 at 9:45 a.m. (Vancouver time) at the Supreme Court of British Columbia, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1, or as soon thereafter as counsel may be heard, or at any other date and time and by any other method as the Court may direct. At the Final Order Hearing, any Securityholder, including holders of Company Options or Company RSUs or any other interested person, who wishes to participate or to be represented or to present evidence or argument at the Final Order Hearing may do so, subject to filing with the Court and serving upon the Company on or before 4:00 p.m. (Vancouver time) on July 27, 2023 a Response to Petition (“Response”), in accordance with the terms set out in the Interim Order and in the form prescribed by the Supreme Court Civil Rules (British Columbia), including his, her, or its address for service, together with all materials on which he, she or it intends to rely at the Final Order Hearing. The Response and supporting materials must be served on the Company, within the time specified, by delivery to Cozen O’Connor LLP, Bentall 5, 550 Burrard Street, Suite 2501, Vancouver, British Columbia, V6C 2B5, Attention: Samuel Bogetti. See Appendix “E” to this Proxy Statement for the Notice of Hearing of Petition for Final Order. In the event the Final Order Hearing is postponed, adjourned or rescheduled, then, subject to further order of the Court, only those persons having previously served a Response in compliance with the Interim Order will be given notice of the postponement, adjournment or rescheduled date. Participation in the Final Order Hearing, including who may participate and present evidence or argument and the procedure for doing so, is subject to the terms of the Interim Order and any subsequent direction of the Court.
Securityholders who wish to participate in or be represented at the Final Order Hearing should consult their legal advisors as to the necessary requirements. For further information regarding the Final Order Hearing and the rights of Securityholders in connection with the Final Order Hearing, see the Interim Order attached as Appendix “D” to this Proxy Statement and the Notice of Hearing of Petition for Final Order attached as Appendix “E” to this Proxy Statement. The Notice of Hearing of Petition for Final Order constitutes notice of the Final Order Hearing and is the only such notice of that proceeding.
The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement. The Court, in hearing the Company’s application at the Final Order Hearing, will consider, among other things, the fairness of the Arrangement to the Securityholders and any other interested party as the Court determines appropriate. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court may determine appropriate. The Company may determine not to proceed with the Arrangement in the event that any amendment ordered by the Court is not satisfactory to it.
Timing
The Arrangement will become effective on Effective Date. If the Meeting is held and the Arrangement Resolution is approved by the Shareholders as required by the Interim Order, the Company intends apply to the Court for the Final Order. If the Final Order is obtained on August 3, 2023, in form and substance satisfactory to the Company, the Company expects the Effective Date to be on or prior to August 31, 2023.
The Effective Date could be delayed, however, for a number of reasons, including an objection before the Court in the hearing of the application for the Final Order.
Securityholders should consult their legal advisors with respect to the legal rights available to them in relation to the Arrangement.
TAX MATTERS
The Nevada Domestication may have different tax consequences for Shareholders resident in Canada and the United States. Shareholders are urged to carefully read the sections below entitled “Certain United States Federal Income Tax Consequences” and “Certain Canadian Federal Income Tax Considerations”, as applicable, and to consult with their own tax and other advisors.
Certain United States Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax considerations generally applicable to U.S. Holders and Non-U.S. Holders (each as defined below) relating to the Continuance. This summary is based upon the Code, the U.S. Treasury Regulations promulgated thereunder (“Treasury Regulations”), judicial authorities, published positions of the IRS, and other applicable authorities, all as in effect on the date hereof. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis.
This summary is of a general nature only, does not address all of the U.S. federal income tax considerations that may be relevant to a U.S. Holder or Non-U.S. Holder in light of their circumstances and does not constitute tax advice to any particular holder of Common Shares. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state and local or non-U.S. tax laws are not discussed. In particular, this discussion only deals with a beneficial owner that holds Common Shares, as applicable, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes), and does not address the special tax rules that may apply to special classes of taxpayers, such as:
(a)	securities broker-dealers;
(b)	persons that hold Common Shares as part of a hedging or integrated financial transaction or a straddle;
(c)	persons whose functional currency is not the U.S. dollar;
(d)	U.S. expatriates;
(e)	persons that are owners of an interest in a partnership or other pass-through entity that is a holder of Common Shares;
(f)	partnerships or other pass-through entities;
(g)	regulated investment companies or real estate investment trusts;

(h)	banks, thrifts, mutual funds and other financial institutions;
(i)	insurance companies;
(j)	traders that have elected a mark-to-market method of accounting;
(k)	tax-exempt organizations and pension funds;
(l)	controlled foreign corporations, passive foreign investment companies and corporations that accumulate earnings to avoid U.S. federal income tax; and
(m)
persons who hold options or restricted stock units or persons who received their Common Shares upon the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan.

For purposes of this summary, a “U.S. Holder” means a beneficial owner of Common Shares, as the case may be, who is, for U.S. federal income tax purposes:
(a)	an individual citizen or resident alien of the United States;
(b)	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
(c)	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
(d)
a trust (i) that validly elects to be treated as a U.S. person for U.S. federal income tax purposes or (ii) the administration over which a U.S. court can exercise primary supervision and all of the substantial decisions of which one or more U.S. persons have the authority to control.

For purposes of this summary, a “Non-U.S. Holder” is a beneficial owner of Common Shares that is not a U.S. Holder and that is not an entity that is classified for U.S. federal income tax purposes as a partnership. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership will generally depend on the status of such partner and the activities of the partnership.
The Company has not and does not intend to seek any rulings from the IRS regarding the Continuance. There can be no assurance that the IRS will not take positions concerning the tax consequences of the Continuance that are inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. ALL SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE CONTINUANCE, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
Treatment of the Company for U.S. Federal Income Tax Purposes
A corporation is generally considered for U.S. federal income tax purposes to be a tax resident in the jurisdiction of its organization or incorporation. Accordingly, under the generally applicable U.S. federal income tax rules, the Company, which is incorporated under the Laws of Canada, would be classified as a non-U.S. corporation (and, therefore, not a U.S. tax resident) for U.S. federal income tax purposes. However, Section 7874 of the Code, provides an exception to this general rule, under which a non-U.S. incorporated entity may, in certain circumstances, be treated as a U.S. corporation for U.S. federal income tax purposes. These rules are complex and there is limited guidance regarding their application.
Under Section 7874, a corporation created or organized outside the United States (i.e., a non-U.S. corporation) will nevertheless be treated as a U.S. corporation for U.S. federal income tax purposes (and, therefore, as a U.S. tax resident subject to U.S. federal income tax on its worldwide income) if each of the following three conditions are met: (i) the non-U.S. corporation, directly or indirectly, acquires substantially all of the properties held directly or indirectly by a U.S. corporation or partnership (including through the acquisition of all of the outstanding shares or interests of the U.S. corporation or partnership); (ii) the non-U.S. corporation's “expanded affiliated group” does not have “substantial business activities” in the non-U.S. corporation's country of organization or incorporation and tax residence relative to the expanded affiliated group's worldwide activities; and (iii) after the acquisition, the former shareholders of the acquired U.S. corporation hold at least 80% (by either vote or value) of the shares of the non-U.S.

acquiring corporation by reason of holding shares in the U.S. acquired corporation (taking into account the receipt of the non-U.S. corporation's shares in exchange for the U.S. corporation's shares) as determined for purposes of Section 7874.
For purposes of Section 7874, the Company believes that the three conditions described above have been met, and the Company has taken the position that it is treated as a U.S. domestic corporation for U.S. federal income tax purposes. A number of significant and complicated U.S. federal income tax consequences may result from such classification, and this summary does not attempt to describe all such U.S. federal income tax consequences. Section 7874 of the Code and the Treasury Regulations promulgated thereunder do not address all the possible tax consequences that arise from the Company being treated as a U.S. domestic corporation for U.S. federal income tax purposes. Accordingly, there may be additional or unforeseen U.S. federal income tax consequences to the Company that are not discussed in this summary.
For purposes of the remainder of this discussion, it is assumed that the Company is treated as a U.S. domestic corporation for U.S. federal income tax purposes.
Effects of the Continuance on U.S. Holders of Common Shares
The U.S. federal income tax consequences of the Continuance will depend primarily upon whether the Continuance qualifies as a “reorganization” within the meaning of Section 368 of the Code. Under Section 368(a)(1)(F) of the Code, a reorganization is a “mere change in identity, form, or place of organization of one corporation, however effected” (an “F Reorganization”). Pursuant to the Continuance, the Company will change its jurisdiction of incorporation from British Columbia, Canada to Nevada. It is intended that the Continuance will qualify as an F Reorganization.
Assuming the Continuance qualifies as an F Reorganization, the general U.S. federal income tax consequences of the Continuance are as follows:
•	U.S. Holders of Common Shares generally should not recognize gain or loss as a result of the Continuance;
•	Neither the Company nor Planet 13 Nevada should recognize gain or loss as a result of the Continuance;
•
The tax basis of a share of Company Nevada Common Stock received by a U.S. Holder in the Continuance will equal the U.S. Holder’s tax basis in the Company Common Share surrendered in exchange therefor; and

•
The holding period for a share of Company Nevada Common Stock received by a U.S. Holder generally will include such U.S. Holder’s holding period for the Company Common Share surrendered in exchange therefor.

Effects of the Continuance on Non-U.S. Holders of Common Shares
Assuming the Continuance qualifies as an F Reorganization, the Continuance should generally not result in any U.S. federal income tax consequences to Non-U.S. Holders.
FIRPTA
If the Company is or has been a U.S. real property holding corporation (as defined in Section 897(c)(2) of the Code) (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the 5-year period ending on the date of the Continuance, gain realized by a Non-U.S. Holder as a result of the Continuance may be subject to tax at generally applicable U.S. federal income tax rates unless an exception applies. The Company does not believe that it is currently a USRPHC and does not anticipate becoming one in the foreseeable future. If for any reason the Company were treated as a USRPHC, then gain realized by a Non-U.S. Holder in connection with the Continuance should not be subject to U.S. federal income tax as long as the Common Shares are regularly traded on an established securities market as determined under the Treasury Regulations (the “Regularly Traded Exception”), unless the Non-U.S. Holder has owned more than 5% of the Common Shares at any time during such 5-year or shorter period (a “5% Stockholder”). For this purpose, certain attribution rules apply in determining ownership for this purpose. For purposes of the Regularly Traded Exception, the regular trading of the Company’s Common Shares on the U.S. over-the-counter market should qualify as being regularly traded on an established securities market. Other non-recognition exceptions may also be available Non-U.S. Holders. Non-U.S. Holders should consult with their own tax advisors regarding the possible implications of the foregoing rules as a result of the Continuance.

Payments Related to Dissent Rights
U.S. Holders
A U.S. Holder of Common Shares that exercises Dissent Rights in the Continuance and is paid cash in exchange for all of its Common Shares generally will generally recognize a taxable gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received by such U.S. Holder in exchange for Common Shares (other than amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income) and (ii) the tax basis of such U.S. Holder in such Common Shares surrendered. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.
Non-U.S. Holders
Subject to the discussions below under “Information Reporting and Backup Withholding”, a Non-U.S. Holder will generally not be subject to U.S. federal income tax on any gain recognized upon the exercise of Dissent Rights in the Continuance unless:
•
the gain is effectively connected with a U.S. trade or business carried on by the Non-U.S. Holder (and, where an income tax treaty applies, is attributable to a U.S. permanent establishment of the Non-U.S. Holder), in which case the Non-U.S. Holder will be subject to tax on the net gain from the sale at regular graduated U.S. federal income tax rates, and if the Non-U.S. Holder is a corporation, may be subject to an additional U.S. branch profits tax at a gross rate equal to 30% of its effectively connected earnings and profits for that taxable year, subject to any exemption or lower rate as may be specified by an applicable income tax treaty;

•
the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the gain from the sale, which may be offset by U.S. source capital losses; or

•
The Company is or has been a USRPHC for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the 5-year period ending on the date of the Continuance and either, (i) the Common Shares have ceased to be regularly traded on an established securities market or (ii) such Non-U.S. Holder is a 5% Stockholder. For a discussion of the Company’s status as a USRPHC, see discussion above under “FIRPTA.”

Non-U.S. Holders should consult with their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Interest Payment Related to Dissent Rights
A U.S. Holder or Non-U.S. Holder of Common Shares that receives payment pursuant to the exercise of Dissent Rights may also receive an amount of interest income. Any such interest income that is received by a U.S. Holder will be subject to U.S. federal income tax at ordinary income rates. Any such interest income that is received by a Non-U.S. Holder should not be subject to U.S. federal income tax unless the interest income is effectively connected with the conduct of a trade or business (and, if a United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder, in which event the interest income will be subject to U.S. federal income tax at regular graduated rates. If the Non-U.S. Holder is classified as a corporation for U.S. federal income tax purposes, such income may also be subject to a U.S. branch profits tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on effectively connected earnings and profits, subject to certain adjustments. Such effectively connected income will not be subject to U.S. federal income tax withholding; however, if the Non-U.S. Holder furnishes a properly completed IRS Form W-8ECI (or a suitable successor form) to the Person that otherwise would be required to withhold U.S. tax. Interest income that is not effectively connected with the conduct of a United States trade or business will be subject to U.S. federal income tax withholding unless the Non-U.S. Holder furnishes a properly completed IRS Form W-8BEN or W-8BEN-E, as applicable, or otherwise properly establishes an exemption.
Information Reporting and Backup Withholding
U.S. Holders of Common Shares who exercise Dissent Rights may be subject to information reporting and may be subject to backup withholding on any cash payments received in exchange for Common Shares.

Backup withholding generally will not apply, however, to a U.S. Holder who:
(a)	furnishes a correct taxpayer identification number and certifies that he, she or it is not subject to backup withholding on IRS Form W-9; or
(b)	is otherwise exempt from backup withholding.
Backup withholding is not an additional tax. Any amounts withheld from a payment to a holder under the backup withholding rules may be credited against the holder’s U.S. federal income tax liability and a holder may obtain a refund of any excess amounts withheld by filing the appropriate claim for refund with the IRS in a timely manner and furnishing any required information.
A Non-U.S. Holder who provides an appropriate certification (such as an IRS Form W-8BEN or W-8BEN-E) to the applicable withholding agent attesting to its status as a non-U.S. person and otherwise qualifies for exemption is not subject to the backup withholding and information reporting requirements.
FATCA Withholding
Sections 1471 through 1474 of the Code (“Foreign Account Tax Compliance Act” or “FATCA”) may impose withholding at a rate of 30% in certain circumstances on dividends in respect of Common Shares, which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the IRS. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which Common Shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of Common Shares held by a holder that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to the Company or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. FATCA withholding also potentially applies to payments of gross proceeds from the sale or other taxable disposition of Common Shares. Proposed Treasury Regulations, however, would eliminate FATCA withholding on such payments, and the U.S. Treasury Department has indicated that taxpayers may rely on this aspect of the proposed Treasury Regulations until final Treasury Regulations are issued. Non-U.S. Holders should consult with their own tax advisors regarding the possible implications of the foregoing rules on their holding of Common Shares.
Certain Canadian Federal Income Tax Consequences
The following summary describes the principal Canadian federal income tax considerations under the Tax Act of the Continuance. This summary is generally applicable to Shareholders who beneficially own their Common Shares and who, at all relevant times, for purposes of the Tax Act (i) deal at arm’s length with the Company, (ii) are not affiliated with the Company, and (iii) hold Common Shares as capital property (a “Holder”). The Common Shares will generally be considered to be capital property to the applicable Holder unless such shares are held by the Holder in the course of carrying on a business of buying and selling securities or were acquired in one or more transactions considered to be an adventure or concern in the nature of trade.
This summary assumes that the Company will cease to be resident in Canada for purposes of the Tax Act at the time of the Continuance and that from the time of the Continuance and at all relevant times thereafter the Company will be a resident of the United States for the purpose of the Canada-United States Income Tax Convention (the “U.S. Treaty”) and will be entitled to the benefits of the U.S. Treaty.
This summary is based upon the current provisions of the Tax Act, the regulations thereunder, all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”) and an understanding of the current published administrative practices and assessing policies of the Canada Revenue Agency (the “CRA”). No assurances can be given that the Tax Proposals will be enacted as proposed, if at all. This summary does not otherwise take into account or anticipate any changes inapplicable law, whether by legislative, regulatory, administrative or judicial action or administrative policy or assessing practice nor does it take into account other federal tax legislation or considerations or those of any province, territory or foreign jurisdiction, which may differ from those discussed herein.
This summary does not apply to a Holder (i) that is a “specified financial institution” for the purposes of the Tax Act, (ii) that is a “financial institution” for the purposes of the mark-to-market rules in the Tax Act, (iii) an interest in which is a “tax shelter investment” for the purposes of the Tax Act, (iv) that reports its “Canadian tax results” for the purposes of the Tax Act in a currency other than Canadian currency, (v) that has entered into or will enter into a “derivative forward agreement” (as defined in the Tax Act) in respect of Common Shares, (vi) that is a “foreign affiliate” (as defined in the Tax Act) of a taxpayer resident in Canada, (vii) that is a partnership, or (viii) that has acquired any Common Shares upon the exercise of an employee stock option or other employee compensation plan or otherwise in the course of employment. In addition, this summary does not address the tax considerations for holders of Company Options, Company RSUs or any other outstanding equity awards of the Company. Holders of such securities should consult with their own tax advisors.
For the purposes of this summary, the term Common Shares is used to refer to either Common Shares or Company Nevada Common Stock, as the context requires.
This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian income tax considerations. Consequently, Holders are urged to consult their own tax advisors to determine the particular tax effects to them of the Continuance and of any other consequences to them in connection with the Continuance under Canadian federal, provincial, territorial or local tax laws and under foreign tax laws, having regard to their own particular circumstances.
Tax Consequences to the Company
The “corporate emigration” rules in the Tax Act will apply to the Company upon the Company ceasing to be resident in Canada for the purposes of the Tax Act. The Company will also have a deemed tax year-end immediately prior to the time it ceases to be resident in Canada for purposes of the Tax Act. Each property owned by the Company immediately before the deemed year-end will be deemed to have been disposed of by the Company for proceeds of disposition equal to the fair market value of each such property at that time. Any gains or losses realized by the Company from the deemed disposition will be taken into account when determining the amount of the Company’s taxable income for the taxation year which is deemed to end immediately before the Continuance.
The Company will also be required to pay a special departure tax under the Tax Act as a result of the Continuance. Provided that the Company becomes a resident of the United States for purposes of the U.S. Treaty at the time of the Continuance, such departure tax will generally be equal to 5% of the amount by which (i) the fair market value of the Company’s assets immediately before the deemed year-end arising because of the Continuance exceeds (ii) the aggregate of its liabilities (other than amounts payable in respect of dividends and amounts payable in connection with this emigration tax) and the paid-up capital in respect of its issued and outstanding shares at that time.
Management of the Company currently expects that it will not incur a material amount of Canadian income tax as a result of the Continuance, although there can be no assurance in this regard. This expectation is based in part on determinations of factual matters, including determinations regarding the fair market value of the Company’s assets and tax attributes, and the paid-up capital for purposes of the Tax Act in respect of its issued and outstanding shares, any or all of which could change prior to the effective time of the Continuance, and also depends in part on factors or circumstances beyond the Company’s control and as to which only incomplete information may be available. Moreover, there can be no assurance that the CRA will accept the valuations or the positions that the Company has adopted in calculating the amount of Canadian tax that will be payable in connection with the Continuance.
Due to the change in residence upon the Continuance, the Company will no longer be subject to taxation under the Tax Act on its worldwide income. However, if the Company carries on business in Canada or has other Canadian sources of income, the Company may be subject to Canadian tax on its Canadian-source income.
Tax Consequences to Shareholders Resident in Canada
This portion of the summary is generally applicable to a Holder who is a Shareholder and who, at all relevant times, for purposes of the Tax Act, is, or is deemed to be, resident in Canada (a “Resident Holder”).

The Continuance
Resident Holders who continue to hold Common Shares following the Continuance will not be considered to have disposed of their Common Shares by reason only of the Continuance. Accordingly, the Continuance will not cause the Resident Holder to realize a capital gain or loss on their Common Shares and there will be no effect on the adjusted cost base of their Common Shares.
Dividends on Common Shares Following the Continuance
Dividends received on Common Shares following the Continuance will be required to be included in the Resident Holder’s income for the purposes of the Tax Act. Such dividends received by a Resident Holder who is an individual will not be subject to the gross-up and dividend tax credit rules in the Tax Act. A Resident Holder that is a corporation will include such dividends in computing its income and generally will not be entitled to deduct the amount of such dividends in computing its taxable income.
Any U.S. non-resident withholding tax on such dividends generally should be eligible, subject to certain limitations under the Tax Act, to be credited against the Resident Holder’s income tax or deducted from income.
Disposition of Common Shares Following the Arrangement
A disposition or deemed disposition of Common Shares by a Resident Holder will generally result in a capital gain (or capital loss) to the extent that the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of such Common Shares immediately before the disposition. See “Taxation of Capital Gain or Capital Loss” immediately below.
Taxation of Capital Gains and Capital Losses
Generally, one-half of any capital gain (a “taxable capital gain”) realized by a Resident Holder in a taxation year must be included in computing the income of that Resident Holder, and one-half of any capital loss (an “allowable capital loss”) realized by a Resident Holder in a taxation year must be applied to reduce taxable capital gains realized by the Resident Holder in that year. Allowable capital losses for the year in excess of taxable capital gains generally may be applied by the Resident Holder to reduce net taxable capital gains realized in any of the three preceding taxation years or in any subsequent year, subject to the detailed provisions of the Tax Act.
In the case of a Resident Holder that is a corporation, the amount of any capital loss arising on a disposition, or deemed disposition, of any Common Share may be reduced by the amount of dividends received, or deemed to have been received, by it on such share. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns shares, or where a trust or partnership of which a corporation is a beneficiary or a member is a member of a partnership or a beneficiary of a trust that owns any shares.
Capital gains realized by a Resident Holder that is an individual (including certain trusts) may be relevant for purposes of calculating liability for alternative minimum tax under the Tax Act.
Additional Refundable Tax
A Resident Holder that is a “Canadian-controlled private corporation” (as such term is defined in the Tax Act) is liable for tax, a portion of which may be refundable, on certain investment income, including taxable capital gains and dividends on Common Shares. Pursuant to certain Tax Proposals, such tax may also apply to a Resident Holder that is a “substantive CCPC” (for purposes of the Tax Act and as defined in the Tax Proposals).
Foreign Property Information Reporting
A Resident Holder that is a “specified Canadian entity” (as such term is defined in the Tax Act) for a taxation year or fiscal period whose total cost amount of “specified foreign property” (as such term is defined in the Tax Act), which will include the Common Shares, at any time in the year or fiscal period exceeds CAD$100,000 is required to file an information return for the year or period disclosing prescribed information in respect of such property. Such holders are advised to consult their own tax advisors.
Dissenting Shareholders
A Resident Holder that properly exercises Dissent Rights in respect of its Common Shares (a “Dissenting Resident Holder”) will dispose of its Common Shares to the Company and will be entitled to be paid the fair value of such

Common Shares. Although not free from doubt, such Dissenting Resident Holder be deemed to have received a dividend equal to the amount, if any, by which such payment (other than any portion of the payment that is interest awarded by a court in connection with the Arrangement) exceeds the “paid-up capital” of such Common Shares for purposes of the Tax Act immediately before that time.
A Dissenting Resident Holder will be required to include in computing its income for a taxation year any dividend deemed to be received on the Common Shares. In the case of a Dissenting Resident Holder that is an individual (including certain trusts), any such dividend will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received by Canadian resident individuals from a taxable Canadian corporation, including the enhanced gross-up and dividend tax credit if the Company validly designates the dividend as an “eligible dividend”. There may be limitations on the Company’s ability to designate such dividends as eligible dividends.
In the case of a Dissenting Resident Holder that is a corporation, any such dividend generally will be included in computing such Dissenting Resident Holder’s income as a dividend, and will ordinarily be deductible in computing its taxable income subject also to all other limitations under the Tax Act. In certain circumstances, a taxable dividend received by a Dissenting Resident Holder that is a corporation will be treated under the Tax Act as proceeds of disposition or a capital gain. Dissenting Resident Holders that are corporations should consult their own tax advisors having regard to their own circumstances.
A “private corporation” or a “subject corporation” (as defined in the Tax Act) may be liable under Part IV of the Tax Act to pay a refundable tax on any dividend that it is deemed to receive on Common Shares to the extent that the dividend is deductible in computing the corporation’s taxable income.
A Dissenting Resident Holder who transfers Common Shares to the Company for cancellation will also be considered to have disposed of their Common Shares for proceeds of disposition equal to the amount paid to such Dissenting Resident Holder (other than any portion of the payment that is interest awarded by a court in connection with the Arrangement), less the amount of any deemed dividend arising on the transfer described above. The Dissenting Resident Holder will realize a capital gain (or capital loss) to the extent that the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the Dissenting Resident Holder’s Common Shares. For a description of the tax treatment of capital gains or capital loss, see “Taxation of Capital Gains and Capital Losses” above.
A Dissenting Resident Holder will also be required to include in computing its income any interest awarded by a court in connection with the Arrangement.
Dissenting Resident Holders should consult their own tax advisors with respect to the Canadian income tax consequences of exercising their Dissent Rights.
Eligibility for Investment
Provided the Common Shares are listed on a designated stock exchange (which, for purposes of the Tax Act, currently includes the CSE), the Common Shares would, at the time of the Continuance, be qualified investments under the Tax Act for trusts governed by a registered retirement savings plan, registered retirement income fund, registered education savings plan, registered disability savings plan, tax-free savings account, first home savings account (collectively, “Registered Plans”), or a deferred profit sharing plan.
Notwithstanding the foregoing, if the Common Shares are a “prohibited investment” for a Registered Plan, the holder, subscriber or annuitant of the Registered Plan, as the case may be, will be subject to a penalty tax as set out in the Tax Act. A Common Share will generally by a “prohibited investment” for a Registered Plan if the holder, subscriber or annuitant, as the case may be, does not deal at arm’s length with the Company for purposes of the Tax Act or has a “significant interest” (as defined in the Tax Act) in the Company. In addition, the Common Shares will generally not be a prohibited investment if such shares are “excluded property” as defined in the Tax Act for purposes of the prohibited investment rules.
The Continuance will not, in and of itself, cause the Common Shares to cease to be a qualified investment under the Tax Act for trusts governed by Registered Plans.
Tax Consequences to Shareholders Not Resident in Canada
This portion of the summary is generally applicable to a Holder who is a Shareholder and who, at all relevant times, for the purposes of the Tax Act and any applicable tax treaty or convention, is not, and is not deemed to be, resident in Canada and does not use or hold, and is not deemed to use or hold, Common Shares in a business carried on in Canada (a “Non-Resident Holder”). Special rules, which are not discussed in this summary, may apply to certain Non-Resident Holders that are insurers carrying on an insurance business in Canada and elsewhere or are “authorized foreign banks” (as defined in the Tax Act).
The Continuance
Non-Resident Holders who continue to hold Common Shares following the Continuance will not be considered to have disposed of their Common Shares by reason only of the Continuance. Accordingly, the Continuance will not cause the Non-Resident Holder to realize a capital gain or loss on their Common Shares and there will be no effect on the adjusted cost base of their Common Shares.
After the Continuance, Non-Resident Holders will not be subject to Canadian withholding tax on dividends received from the Company.
Dissenting Shareholders
A Non-Resident Holder that properly exercises Dissent Rights in respect of its Common Shares (a “Dissenting Non-Resident Holder”) will dispose of its Common Shares to the Company and will be entitled to be paid the fair value of such Common Shares. Although not free from doubt, such Dissenting Non-Resident Holder may be deemed to have received a dividend equal to the amount, if any, by which such payment (other than any portion of the payment that is interest awarded by a court in connection with the Arrangement) exceeds the “paid-up capital” of such Common Shares for purposes of the Tax Act immediately before that time.
A dividend deemed to be received by a Dissenting Non-Resident Holder will be subject to Canadian withholding tax at a rate of 25% or such lower rate as may be substantiated under the terms of an applicable tax treaty. For example, a dividend deemed to be received by a Dissenting Non-Resident Holder that is a resident of the United States for purposes of the U.S. Treaty, is fully entitled to benefits under the U.S. Treaty and is the beneficial owner of such dividends will generally be subject to withholding tax at a treaty-reduced rate of 15% (or 5% if the beneficial owner of such dividends is a company that owns at least 10% of the Common Shares). Dissenting Non-Resident Holders are urged to consult their own tax advisors to determine their entitlement, if any, to relief under an applicable tax treaty, if applicable.
A Dissenting Non-Resident Holder who transfers Common Shares to the Company for cancellation will also be considered to have disposed of their Common Shares for proceeds of disposition equal to the amount paid to such Dissenting Resident Holder (other than any portion of the payment that is interest awarded by a court in connection with the Arrangement), less the amount of any deemed dividend arising on the transfer described above.
The Dissenting Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain unless the Common Shares are “taxable Canadian property” to the Dissenting Non-Resident Holder at the time of the exchange and such gain is not exempt from tax under the Tax Act pursuant to the provisions of an applicable tax treaty (if any). Generally, provided that the Common Shares are listed on a “designated stock exchange” (which currently includes the CSE) at the time of disposition, the Common Shares will not be taxable Canadian property of a Non-Resident Holder at that time unless at any time during the 60-month period immediately preceding that time: (a) one or any combination of (i) the Non-Resident Holder, (ii) persons with whom the Non-Resident Holder did not deal at arm’s length for purposes of the Tax Act and (iii) a partnership in which the Non-Resident Holder or such non-arm’s length person holds a membership interest directly or indirectly through one or more partnerships owned 25% or more of the issued Common Shares or any other issued class of the Company’s shares; and (b) more than 50% of the fair market value of the Common Shares was derived directly or indirectly from one or any combination of (i) real or immovable property situated in Canada, (ii) “Canadian resource properties” (as defined in the Tax Act), (iii) “timber resource properties” (as defined in the Tax Act), and (iv) options in respect of, or interests in, or for civil law rights in, property described in any of (i) to (iii), whether or not such property exists. In addition, the Common Shares may be deemed to be taxable Canadian property of a Non-Resident Holder in certain circumstances specified in the Tax Act.
In the event the Common Shares are “taxable Canadian property” of a Dissenting Non-Resident Holder and the Dissenting Non-Resident Holder is not entitled to an exemption pursuant to the provisions of an applicable tax treaty (if any), any capital gain or capital loss realized by the Dissenting Non-Resident Holder will be treated in the same manner as described under the heading “Taxation of Capital Gains and Capital Losses” above.
Generally, a Dissenting Non-Resident Holder will not be subject to Canadian income or withholding tax under the Tax Act on any interest awarded by a court in connection with the Arrangement.

SECURITIES LAW MATTERS
The foregoing discussion of Canadian and U.S. securities laws and their application to the Arrangement is necessarily general and accordingly is not intended and should not be relied upon as legal advice. Therefore, Shareholders should consult with their legal advisors regarding applicable resale restrictions relating to securities issuable to them in connection with the Arrangement.
Canada
Any restrictions on the resale of securities of the Company applicable under Canadian securities laws before the Arrangement will continue to apply after completion of the Arrangement.
United States
Upon completion of the Arrangement, the Shareholders (other than Dissenting Shareholders) and other Securityholders of the Company will be deemed to receive the Company Nevada Common Stock, the Company Nevada Options and the Company Nevada RSUs, as applicable, as of the Effective Date without further act or formality.
The Company Nevada Common Stock, Company Nevada Options and the Company Nevada RSUs that may be deemed to be issued or exchanged upon completion of the Arrangement are not being registered under the U.S. Securities Act or under any U.S. state securities laws in connection with the Arrangement. In that regard, the Company is relying on the Section 3(a)(10) Exemption, which provides an exemption from registration under the U.S. Securities Act for any security which is issued in exchange for one or more bona fide outstanding securities, where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions, by a court expressly authorized by law to grant such approval and on exemptions from registration or qualification requirements under applicable U.S. state securities laws. Based on interpretations of the Section 3(a)(10) Exemption by the SEC, the Company believes that the approval of the British Columbia Supreme Court of the Arrangement will satisfy the requirements of the Section 3(a)(10) Exemption.
The Company Nevada Common Stock that may be deemed to be issued or exchanged upon completion of the Arrangement may generally be resold without restriction under the U.S. Securities Act if the Shareholders receiving such Company Nevada Common Stock in the Arrangement are not “affiliates” (as defined under Rule 144(a)(1) under the U.S. Securities Act) of the Company and have not been affiliates within 90 days of the date of completion of the Arrangement, as such securities would not constitute “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act. In the event that the Company Nevada Common Stock is held by affiliates of the Company, those holders may be able to resell the Company Nevada Common Stock in accordance with the provisions of Rule 144.
The Company Nevada Common Stock issuable upon exercise of the Company Nevada Options (the “Underlying Option Shares”) and the Company Nevada Common Stock issuable upon settlement of the Company Nevada RSUs (the “Underlying RSU Shares”) will not be eligible for the Section 3(a)(10) Exemption. The Underlying Option Shares and the Underlying RSU Shares will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and, unless registered, may be issued only pursuant to an exemption from the registration requirements of the U.S. Securities Act.
Reporting and Trading
Notwithstanding the Nevada Domestication, the Company will continue to be a “reporting issuer” in each of the Provinces of Canada and a domestic issuer under applicable SEC rules and will continue to be subject to the reporting requirements of the Exchange Act.
The Common Shares currently trade on the CSE under the symbol “PLTH” and are quoted on the OTCQX under the symbol “PLNHF”. After completion of the Arrangement, the Company expects that the Company Nevada Common Stock will trade on the CSE and be quoted on the OTCQX in place of the Common Shares but the trading symbols on the CSE and OTCQX will remain the same.
RIGHTS OF DISSENT
Registered Shareholders who wish to dissent should take note that the procedures for dissenting to the Plan of Arrangement (the “Dissent Procedures”) require strict compliance with Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, Interim Order and the Final Order. Accordingly, Dissenting Shareholders who might desire to exercise the right to dissent and appraisal should carefully consider and comply with the provisions of the BCBCA, the full text of which is set out in Appendix “C,” to this Proxy Statement as modified by the Plan of Arrangement and the Interim Order, the full texts of which are set out in Appendix “B” and Appendix “D” , respectively, to this Proxy Statement and consult their own legal advisors.
As indicated in the Notice of the Meeting, any registered Shareholder is entitled to be paid the fair value of such Common Shares in accordance with Section 245 of the BCBCA if such Shareholder duly dissents in respect of the Plan of Arrangement and the Plan of Arrangement becomes effective (a “Dissenting Shareholder”). A Shareholder is not entitled to dissent with respect to such Shareholder’s Common Shares if such Shareholder votes any of those Common Shares in favor of the Arrangement Resolution.
If a Dissenting Shareholder exercises Dissent Rights, duly complies with the Dissent Procedures and is ultimately entitled to be paid for their Dissenting Shares, the Dissenting Shares will be redeemed and cancelled by the Company in accordance with the terms of the Plan of Arrangement and the Dissenting Shareholder shall be entitled to be paid the fair market value of such Dissenting Share in accordance with the Plan of Arrangement.
A brief summary of the provisions of Sections 237 to 247 of the BCBCA is set out below.
A written notice of dissent from the Arrangement Resolution pursuant to Section 242 of the BCBCA, must be sent to the Company by a Dissenting Shareholder by 4:00 p.m., Vancouver time, on July 25, 2023. The notice of dissent should be delivered by registered mail to the Company at the address for notice described below. After the Arrangement Resolution is approved by Shareholders and within one month after the Company notifies the Dissenting Shareholder of the Company’s intention to act upon the Arrangement Resolution pursuant to Section 243 of the BCBCA, the Dissenting Shareholder must send to the Company, a written notice that such Dissenting Shareholder requires the purchase of all of the Common Shares in respect of which such Dissenting Shareholder has given notice of dissent, together with the share certificate or certificates representing those Common Shares (including a written statement prepared in accordance with Section 244(1)(c) of the BCBCA if the dissent is being exercised by the Dissenting Shareholder on behalf of a beneficial holder). A Dissenting Shareholder who does not strictly comply with the Dissent Procedures or, for any other reason, is not entitled to be paid fair value for his, her or its Dissenting Shares will be deemed to have participated in the Plan of Arrangement on the same basis as non-Dissenting Shareholders.
Any Dissenting Shareholder who has duly complied with Section 244(1) of the BCBCA or the Company may apply to the Court, and the Court may determine the fair value of the Dissenting Shares and make consequential orders and give directions as the Court considers appropriate. There is no obligation on the Company to apply to the Court. The Dissenting Shareholder will be entitled to receive the fair value that the Dissenting Shares had immediately before the passing of the Arrangement Resolution.
Addresses for Notice
All notices of dissent to the Plan of Arrangement pursuant to Section 242 of the BCBCA should be sent to the Company at:
Planet 13 Holdings Inc.
c/o Cozen O’Connor LLP
Suite 2501, 550 Burrard Street
Vancouver, British Columbia V6C 2B5
Attention: Lucy Schilling
Strict Compliance with Dissent Provisions Required
The foregoing summary does not purport to provide a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of Common Shares held and is qualified in its entirety by reference to Sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement. A copy of the Interim Order is attached to this Proxy Statement as Appendix “D”. Sections 237 to 247 of the BCBCA are reproduced in Appendix “C” to this Proxy Statement. The Dissent Procedures must be strictly adhered to and any failure by a Shareholder to do so may result in the loss of that Shareholder’s Dissent Rights. Accordingly, each Shareholder who wishes to exercise Dissent Rights should carefully consider and comply with the Dissent Procedures and consult such Shareholder’s legal advisors.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ARRANGEMENT RESOLUTION, WHICH WILL CONSTITUTE APPROVAL OF THE ARRANGEMENT, INCLUDING THE ARTICLES OF DOMESTICATION, ARTICLES OF INCORPORATION AND COMPANY NEVADA BYLAWS.

PROPOSAL NO. 4: APPROVAL AND ADOPTION OF 2023 EQUITY INCENTIVE PLAN
At the Meeting, Shareholders will be asked to approve the Planet 13 Holdings Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”). The Board has approved the 2023 Equity Incentive Plan, subject to approval from the Shareholders and completion of the Nevada Domestication described in Proposal No. 3. If approved by Shareholders and the Nevada Domestication is completed, the 2023 Equity Incentive Plan will replace the current Planet 13 Holdings Inc. 2018 Stock Option Plan (the “Stock Option Plan”) and the Planet 13 Holdings Inc. 2018 Share Unit Plan, as amended (the “Amended and Restated Share Unit Plan” and collectively with the Stock Option Plan, the “Prior Plans”). The Prior Plans, however, will continue to govern awards previously granted under them.
The Board has determined that it is in the best interests of the Company to approve and adopt the 2023 Equity Incentive Plan and is asking the Shareholders to approve the 2023 Equity Incentive Plan. If approved by the Shareholders and the Nevada Domestication is completed, the 2023 Equity Incentive Plan will become effective on the effective date of the Nevada Domestication. If the 2023 Equity Incentive Plan is not approved by the Shareholders or the Nevada Domestication is not completed, the 2023 Equity Incentive Plan will not be in effect and the Prior Plans will continue under their terms.
The Board believes that the Company must offer a competitive equity incentive program if it is to successfully attract and retain the best possible candidates for positions of substantial responsibility within the Company. The Board expects that the 2023 Equity Incentive Plan will be an important factor in attracting, retaining and rewarding high caliber employees who are essential to the Company’s success and in providing incentive to these individuals to promote the success of the Company. The Board also believes that the 2023 Equity Incentive Plan is a suitable plan to adopt in light of the potential Nevada Domestication.
In this Proposal No. 4, “shares of common stock” refer to the shares of common stock, no par value per share, of the Company as a Nevada corporation if the Nevada Domestication is completed, as further described in Proposal No. 3.
Material Terms of the 2023 Equity Incentive Plan
The material terms of the 2023 Equity Incentive Plan are described below. The following summary is not a complete statement of the 2023 Equity Incentive Plan and is qualified in its entirety by reference to the complete text of the 2023 Equity Incentive Plan, a copy of which is attached hereto as Appendix “G”.
General.
The purposes of the 2023 Equity Incentive Plan are to attract and retain the employees, consultants, officers and directors who will contribute to the Company’s long term success, to provide incentives to the interests of employees, consultants, officers and directors that align their interests to the interests of the Shareholders, and to promote the success of the Company’s business. These incentives are provided through the grant of stock options and restricted stock units.
Eligibility.
Awards may be granted to employees, directors and consultants of the Company and any affiliate of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or affiliate of the Company. As of June 5, 2023, approximately 650 persons are eligible to participate in the 2023 Equity Incentive Plan.
Administration of the 2023 Equity Incentive Plan.
The Board is empowered to administer the 2023 Equity Incentive Plan but may delegate administration to a subcommittee or subcommittees of one or more members of the Board. Subject to the provisions of the 2023 Equity Incentive Plan, the administrator has the power to administer the 2023 Equity Incentive Plan, including but not limited to, the power to interpret the terms of the 2023 Equity Incentive Plan and awards granted under it, to prescribed, amend and rescind rules relating to the 2023 Equity Incentive Plan, including creating sub-plans, and to determine the terms of the awards, including the exercise price, the number of shares of common stock subject to each such award, the exercisability of the awards and the form of consideration, if any, payable upon exercise.

Authorized Shares.
A total of 22,000,000 shares of common stock of the authorized capital of the Company as a Nevada corporation will be reserved for issuance under the 2023 Equity Incentive Plan (the “Total Share Reserve”) and all other security based compensation arrangements of the Company, including the Prior Plans. Any outstanding awards made under the Prior Plans on the effective date of the Nevada Domestication shall count towards the Total Share Reserve. Any Common Shares that were issued under the Prior Plans before the effective date of the Nevada Domestication upon exercise of Stock Options or vesting of Share Units, and awards under the Prior Plans which are not outstanding as of the effective date of the Nevada Domestication, shall, in each case, not count towards the Total Share Reserve. Currently, no awards have been granted under the 2023 Equity Incentive Plan. As of the Record Date, 20,236,256 Common Shares, in the aggregate, remained available for issuance under the Prior Plans and 1,988,529 Common Shares were issuable upon the exercise or vesting of outstanding Share Units and Stock Options.
If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to, restricted stock units, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased shares (or for restricted stock units, the forfeited or repurchased shares) will not become available for future grant or sale under the 2023 Equity Incentive Plan.
No awards may be granted under the 2023 Equity Incentive Plan if after such grant of awards: (a) the aggregate number of shares of common stock reserved for issuance under the 2023 Equity Incentive Plan and all other security based compensation arrangements of the Company, including the Prior Plans, to (i) Related Persons (as a group), as such term is defined in the 2023 Equity Incentive Plan, exceeds 10% of the shares of common stock outstanding at the time of the grant calculated on a fully diluted basis, or (ii) any one Related Person exceeds 5% of the shares of common stock outstanding at the time of the grant calculated on a fully diluted basis; or (b) the aggregate number of shares of common stock issued pursuant to the 2023 Equity Incentive Plan and all other security based compensation arrangements, including the Prior Plans, within a 12-month period to (i) Related Persons (as a group) exceeds 10% of the total number of shares of common stock outstanding at the time of the grant calculated on a fully diluted basis, or (ii) any one Related Person and the Associates, as such term is defined in the 2023 Equity Incentive Plan, of the Related Person exceeds 5% of the shares of common stock outstanding at the time of the grant calculated on a fully diluted basis. The aggregate number of shares of common stock issued or issuable to persons providing Investor Relations Activities, as such term is defined in the 2023 Equity Incentive Plan, as compensation within a 12-month period, shall not exceed 2% of the total number of shares of common stock outstanding at the time of the grant.
Adjustments to Shares Subject to the 2023 Equity Incentive Plan.
In the event of any changes in the outstanding common stock or in the capital structure of the Company by reason of any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of common stock or other securities of the Company, issuance of warrants or other rights to acquire common stock or other securities of the Company or other relevant change in capitalization dividend or other distribution (whether in the form of cash, shares, other securities, or other property), the Board will adjust the number and class of shares that may be delivered under the 2023 Equity Incentive Plan, and/or the number, class and price of shares covered by outstanding awards, and the numerical share limitations in the 2023 Equity Incentive Plan.
Types of Awards.
The 2023 Equity Incentive Plan enables the grant of stock options and restricted stock units.
Stock Options. Stock options in the form of nonstatutory stock options or incentive stock options may be granted under the 2023 Equity Incentive Plan. The Board determines the number of shares subject to each option. The Board determines the exercise price of options granted under the 2023 Equity Incentive Plan, provided that the exercise price must at least be equal to the fair market value of the common stock on the date of grant and further provided that so long as the common stock are listed on the CSE, for the purposes of establishing the exercise price of any option, the fair market value shall not be lower than the greater of the closing market price of the common stock on the CSE on: (a) the trading day prior to the grant date, and (b) the grant date. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of the Company’s outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The Board will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option generally will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2023 Equity Incentive Plan, the Board determines the other terms of options, including the vesting criteria.
Restricted Stock Units. Restricted stock units may be granted under the 2023 Equity Incentive Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of common stock. Subject to the provisions of the 2023 Equity Incentive Plan, the Board determines the terms and conditions of restricted stock units, including the vesting criteria and the timing and form of payment. Payment is made following the vesting of restricted stock units. The Board, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout of restricted stock units.
Transferability of Awards.
Unless the Board provides otherwise, the 2023 Equity Incentive Plan generally does not allow for the transfer of awards other than by will or the laws of descent or distribution and only the recipient of an award may exercise an award during his or her lifetime.
Change in Control.
The 2023 Equity Incentive Plan provides that in the event of a change in control, as defined under the 2023 Equity Incentive Plan, each outstanding award will be treated as the Board determines. The Board can, but is not obligated to, accelerate, fully vest or cause restrictions to lapse with respect to awards upon a change in control. In addition, if an option is not assumed or substituted, the administrator will notify the participant in writing or electronically that the option will become fully exercisable, for a specified period prior to the transaction, and will then terminate upon the expiration of the specified period of time.
Amendment; Termination.
The administrator has the authority to amend, alter, suspend, or terminate the 2023 Equity Incentive Plan provided such action does not impair the existing rights of any participant. The 2023 Equity Incentive Plan automatically will terminate on the tenth anniversary of its effective date, unless it is terminated sooner. While no awards may be granted pursuant to the 2023 Equity Incentive Plan after termination, awards granted thereunder may be extended beyond that date.
Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2023 Equity Incentive Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options.
An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
Nonstatutory Stock Options.
Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.
Restricted Stock Unit Awards.
There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.
Section 409A.
Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2023 Equity Incentive Plan do not have any deferral feature that is subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.
Tax Effect for the Company.
The Company generally will be entitled to a tax deduction in connection with an award under the 2023 Equity Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules could limit the deductibility of compensation paid to the Company’s chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF THE U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2023 EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

New Plan Benefits
As of the date of this Proxy Statement, no awards have been made under the 2023 Equity Incentive Plan that are contingent upon shareholder approval of this proposal. Because awards under the 2023 Equity Incentive Plan are discretionary, the benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the 2023 Equity Incentive Plan cannot be determined at this time. Consequently, no New Plan Benefits Table is included in this Proxy Statement.
Unless a Shareholder directs that his, her or its Common Shares be withheld from voting in connection with the approval and adoption of the 2023 Equity Incentive Plan and the form, terms and provisions thereof, the proxy designees named in the enclosed Proxy Instrument intend to vote such proxies FOR the approval and adoption of the 2023 Equity Incentive Plan and the form, terms and provisions thereof.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND ADOPTION OF THE 2023 EQUITY INCENTIVE PLAN AND THE FORM, TERMS AND PROVISIONS THEREOF IN PROPOSAL NO. 4.

OTHER MATTERS WHICH MAY COME BEFORE THE MEETING
The Board is not aware of any other matter to come before the Meeting other than as set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote the Common Shares represented thereby in accordance with their best judgment on such matter.

REPORT OF THE AUDIT COMMITTEE
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Planet 13 Holdings Inc. under the Securities Act or the Exchange Act.
The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its Shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
In connection with these responsibilities, the Audit Committee met with management and Davidson to review and discuss the financial statements for the fiscal year ended December 31, 2022. The Audit Committee has also discussed with Davidson, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Davidson its independence, and received from Davidson the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with Davidson, with and without management present, the scope and results of Davidson’s audit of such financial statements.
Based on the Audit Committee’s discussions with management, review of Davidson’s letter and discussions with Davidson, the Audit Committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2022.
Audit Committee of the Board
Larry Scheffler
Adrienne O’Neal

CORPORATE GOVERNANCE
The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”), which provides non-prescriptive guidelines on corporate governance practices for reporting issuers. Additionally, the CSA has implemented National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”), which requires issuers to disclose the corporate governance practices that they have adopted according to the guidelines provided pursuant to NP 58-201, which apply to all public companies.
The Board believes that good corporate governance improves corporate performance and benefits all Shareholders and has reviewed the Company’s corporate governance practices in light of these guidelines. A description of the Company’s corporate governance practices is set out below.
Board of Directors and Director Independence
The Board is currently comprised of four directors and it is proposed that four directors will be nominated at the Meeting.
NI 58-201 recommends that the board of directors of every listed company should consist of a majority of individuals who qualify as “independent” directors under National Instrument 52-110 – Audit Committees (“NI 52-110”), which provides that a director is independent if he or she has no direct or indirect “material relationship” with the company. “Material relationship” is defined as a relationship which could, in the view of the company’s board of directors, be reasonably expected to interfere with the exercise of a director’s independent judgment.
Currently, the Board consists of Robert Groesbeck, Larry Scheffler, Lee Fraser, and Adrienne O’Neal, of whom, Robert Groesbeck and Larry Scheffler are considered “not independent”, as they are executive officers of the Company. Each of the remaining two directors is considered by the Board to be “independent”, within the meaning of NI 52-110. In making the foregoing determinations, the circumstances of each director have been examined by the Board in relation to a number of factors.
Although the Common Shares are not listed on any U.S. national securities exchange, we also use the definition of independence of Nasdaq to make the independence determination of our directors. Our board of directors is composed of two “independent directors” as defined under the rules of Nasdaq. Nasdaq Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Nasdaq Rule 5605(a)(2) provides that a director cannot be considered independent if :
•	the director is, or at any time during the past three (3) years was, an employee of the company;
•
the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

•
the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

•
the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three (3) years, any of the executive officers of the company served on the compensation committee of such other entity; or

•
the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three (3) years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Under such definitions, Adrienne O’Neal and Lee Fraser are each independent directors. Ms. O’Neal and Lee Fraser are also considered independent and, although not required to under the polices of the CSE, meet the other requirements under Nasdaq Rule 5605(c)(A)(2)(i),(ii),(iii) and (iv) applicable to audit committee members and under Nasdaq Rule 5605(2)(A) applicable to compensation committee members. We also meet the director independence requirements for the quotation of the Common Shares on the OTCQX Best Market, being a minimum of two independent directors and a majority of the audit committee being comprised of independent directors. However, our

Common Shares are not currently quoted or listed on any U.S. national exchange or interdealer quotation system that has a requirement that a majority of our Board be independent.
The Board facilitates its exercise of independent supervision over management through the independent directors on the Board. The independent directors may hold meetings at which non-independent directors and members of management are not in attendance in conjunction with meetings of the Board. The Board and its committees held 10 meetings in 2022. In 2022, each person serving as a director attended at least 75% of the total number of meetings of our Board and any committee on which he or she served.
Our directors are expected to attend the Meeting virtually or in person. Any director who is unable to attend the Meeting is expected to notify one of the co-Chairmen of the Board in advance of the Meeting. All of our directors then serving as a director attended the annual meeting of Shareholders in 2022 virtually or in person.
We do not currently have a process for Shareholders to send communications to the Board. However, we welcome comments and questions from our Shareholders. Shareholders can direct communications to the Company at our principal executive offices or through our Investor Relations at ir@planet13holdings.com. The mailing address of our principal executive offices is 2548 West Desert Inn Road, Las Vegas, Nevada.
Board Leadership Structure
The Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, we operate with Robert Groesbeck and Larry Scheffler serving as our Co-Chairmen and our Co-Chief Executive Officers (“Co-CEOs”). We currently believe that each of Mr. Groesbeck and Mr. Scheffler serving in both capacities best serves the Company and suits the talents, expertise and experience that both people bring to the Company. The Board has not appointed a lead independent director.
Risk Oversight
The Board is responsible for identifying the principal risks of the Company’s business and reviewing the risk management systems implemented by management to effectively monitor and manage such risks. The Board does not have a standing risk management committee and instead administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. Our Board fulfills its oversight role directly and through the operations of its various committees, including the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. Our Board receives periodic reports on each committee’s activities. Our Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC and on SEDAR. Our Audit Committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.
Orientation and Continuing Education
The Board has established the Corporate Governance and Nominating Committee, presently comprised of Lee Fraser and Adrienne O’Neal. Mr. Fraser and Ms. O’Neal are independent within the meaning of NI 52-110. The Corporate Governance and Nominating Committee is appointed by and reports to the Board to assist the Company with the recruitment and education of new and current directors.
Pursuant to its charter, the Corporate Governance and Nominating Committee develops and annually reviews orientation and education programs for new directors and provides ongoing education for all directors. Upon joining the Board, each director is provided with an orientation briefing regarding the role of the Board, its committees and its directors, and the nature and operation of the Company’s current and past business. They are also provided with a copy of the Audit Committee charter, Corporate Governance and Nominating Committee charter, Compensation Committee charter and the Code of Ethics (as defined hereinafter).
The Board encourages directors to participate in continuing education opportunities in order to ensure that the directors maintain or enhance their skills and abilities as directors, and maintain a current and thorough understanding of the Company’s business.

Code of Ethics
Corporate governance is the structure and process used to direct and manage the business and affairs of a corporation with the objective of enhancing shareholder value. The Board believes that the Company has in place corporate governance practices that are both effective and appropriate to the Company’s size and business operations. To facilitate meeting this responsibility, the Board seeks to foster and maintain a culture of ethical business conduct and social responsibility as critically important. The Board expects management to operate the business of the Company in a manner that enhances shareholder value and is consistent with the highest level of integrity. The Board is expected to execute the Company’s business plan and to meet performance goals and objectives. The Board consistently strives to instill the Company’s principles into the practices and actions of the Board and the Company’s employees.
We have adopted the Code of Business Conduct and Ethics of Planet 13 Holdings Inc. (the “Code of Ethics”) to assist all directors, officers, employees, and where practical key consultants of the Company and its subsidiaries to maintain the highest standards of ethical conduct in business affairs.
A copy of the Code of Ethics can be found in the “Investor Relations” section of our website at www.planet13holdings.com/investors/. We intend to satisfy the disclosure requirements of the SEC regarding amendments to, or waivers from, the Code of Ethics, by posting such information on the same website.
Audit Committee
The Audit Committee assists the Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by us to regulatory authorities and our Shareholders, as well as reviews our system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes. The current members of the Audit Committee include the following directors: Lee Fraser (Chair), Adrienne O’Neal and Larry Scheffler. In 2022, the members of the Audit Committee were Mike Harman, Adrienne O’Neal and Larry Scheffler.
NI 52-110 requires the Company’s Audit Committee to meet certain requirements in respect of responsibilities, composition and authority. NI 52-110 also requires the Company to disclose certain information regarding the Audit Committee as described herein.
The overall purpose of the Audit Committee of the Company is to assist the Board in fulfilling its oversight responsibilities relating to financial accounting and reporting process and internal controls for the Company. The Audit Committee exists to ensure that management has designed and implemented an effective system of internal financial controls, to review and report on integrity of the consolidated financial statements of the Company and to review the Company’s compliance with regulatory and statutory requirements as they relate to financial statements, taxation matters and disclosure of material facts.
The Audit Committee held five meetings in 2022.
Audit Committee Charter
The Board adopted a written charter of the Audit Committee which is posted on the Company’s website at www.planet13holdings.com/investors/. The Audit Committee’s primary duties and responsibilities are to: (i) conduct reviews and discussions with management and the external auditors relating to the audit and financial reporting as are deemed appropriate by the Audit Committee; (ii) assess the integrity of internal controls and financial reporting procedures of the Company and ensure implementation of such controls and procedures; (iii) ensure appropriate standards of corporate conduct for senior financial personnel and employees and, if necessary, adopt a corporate code of ethics; (iv) review the quarterly and annual financial statements and related management’s discussion and analysis (“MD&A”) of the Company’s consolidated financial position and operating results and in the case of the annual financial statements & MD&A report thereon to the Board for approval of same; (v) select and monitor the independence and performance of the Company’s external auditors and approve their remuneration; (vi) provide oversight to related party transactions entered into by the Company; and (vii) provide oversight of all disclosure relating to financial statements, MD&A and information derived therefrom. The Audit Committee is responsible for inquiring of management and the external auditors about significant risks or exposures, both internal and external to which the Company may be subject and assessing the steps management has taken to minimize such risks. The Audit Committee is also responsible for establishing and implementing procedures in respect of complaints and submissions relating to accounting matters and the approval of non-audit services by the external auditors.

Composition of the Audit Committee
The Audit Committee has been constituted to oversee the financial reporting processes of the Company and is presently comprised of two independent directors, namely Mr. Fraser (Chair) and Ms. O’Neal and one non-independent director, namely Mr. Scheffler. Each member of the Audit Committee is financially literate and possesses extensive financial knowledge, experience and comprehension of financial statements. Mr. Fraser is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act.
Relevant Education and Experience
Each member of the Audit Committee, current and proposed, has experience relevant to his or her responsibilities as an Audit Committee member and is financially literate.
Lee Fraser. Since January 2022, Mr. Fraser has provided CFO consulting services for family office owned private businesses. Mr. Fraser held leadership roles at Fox Corp. from July 2019 through December 2021, and at Warner Bros. from February 2007 through July 2019, developing business strategies and managing construction and real estate portfolios for both companies. At Warner Bros. he was directly responsible for financial oversight of the worldwide Harry Potter Tour, and the Harry Potter Flagship Retail Stores. Lee's expertise also includes corporate finance and financial planning at Gemstar-TV Guide from January 2006 through the sale of the company in 2007 and Waste Management Inc. from 2001 to 2005. He started his career in 1998 at Ernst & Young, LLP in Canada before moving to PricewaterhouseCoopers, LLP in Boston MA, finishing there in 2001. He holds an MBA from UCLA and a Bachelor of Commerce degree from the University of Ottawa. Mr. Fraser is an experienced operational finance leader with a strong background in audit, strategic planning, financial transformations, and project management. He has managed publicly traded and private family businesses for over 20 years, with international experience in various industries. Mr. Fraser excels in analyzing profitability, driving margin improvement, and ensuring regulatory compliance. Mr. Fraser is skilled in managing large-scale construction projects and diverse teams across different time zones.
Adrienne O’Neal. Ms. O’Neal holds a B.S. Marketing and a M.S. Marriage and Family Therapy degree from the University of Nevada. She has been the owner of Las Vegas Counselor LLC since 2004, where she provides marriage and family therapy services. Prior to 2004, Ms. O’Neal was an Account Manager at R&R Partners for a total of 13 years. In addition, Ms. O’Neal has created and managed marketing budgets for companies and agencies including Del Webb, the Southern Nevada Water Authority and the Clark County School District. Ms. O’Neal has successfully passed the Series 7 exam, an exam which measures the degree to which a candidate possesses the knowledge needed to perform the critical functions of a general securities representative, including sales of corporate securities, municipal securities, investment company securities, variable annuities, direct participation programs, options and government securities, administered by the Financial Industry Regulatory Authority. From June 2017 to February 2021, Ms. O’Neal was appointed by former State of Nevada Governor Brian Sandoval to the Nevada State Board of Marriage & Family Therapy and Clinical Professional Counselors. Ms. O’Neal is also a part-time instructor at the UNLV School of Medicine’s Marriage and Family Therapy Graduate Program.
Larry Scheffler. Mr. Scheffler founded Las Vegas Color Graphics, Inc. in 1978 and grew it into the largest privately-owned commercial printing company in Nevada. Las Vegas Color had a staff of more than 200 people and was acquired by an unrelated third-party in 2022. He has also served as a councilman for the city of Henderson, Nevada from 1990 to 1995. Mr. Scheffler has also served as a commissioner on six major commissions in Southern Nevada government. He has an extensive background in real estate. He has founded and served as managing director of entities controlling over 1,000 acres in three states that are under some form of development.
Audit Committee Oversight
At no time since the commencement of the Company’s most recently completed fiscal year did the Board decline to adopt a recommendation of the Audit Committee, or to nominate/compensate an external auditor.
Reliance on Certain Exemptions
At no time since the commencement of the Company’s most recently completed fiscal year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), the exemptions in Subsection 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer), Subsection 6.1.1(5) (Events Outside Control of Member), Subsection 6.1.1(6) (Death, Incapacity or Resignation) or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110 (Exemptions), except for the Company’s reliance on Subsection 6.1.1(6) of NI 52-110 for the period from April 6, 2023 to May 10, 2023 after the passing of Mr. Harman and prior to the appointment of Mr. Fraser to the Board and the Audit Committee.
Exemption for Venture Issuers
The Company is a “venture issuer” as defined in NI 52-110 and is relying on the exemptions contained in Section 6.1 of NI 52-110, which exempts the Company from the requirements of Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.
Corporate Governance and Nominating Committee
The corporate governance and nominating committee (the “CG&N Committee”) assists us in fulfilling our corporate governance responsibilities under applicable law and is responsible for reviewing and assessing the effectiveness of the Board, evaluating the Board and its directors and making policy recommendations aimed at enhancing Board effectiveness. In addition to assisting us with the recruitment and education of new and current directors, the CG&N Committee reports to the Board to assist us in identifying and recommending individuals qualified to become members of the Board and evaluating the Board and its directors. The current members of the CG&N Committee are: Adrienne O’Neal (Chair) and Lee Fraser. In 2022, the members of the CG&N Committee were Mike Harman and Adrienne O’Neal.
The Board adopted a written charter of the CG&N Committee which is posted on the Company’s website at www.planet13holdings.com/investors/. Pursuant to its charter, the CG&N Committee is responsible for certain activities including to:
•
develop qualification criteria for Board members and determine Board size (considering goals for Board composition and individual qualifications), and evaluate potential candidates in accordance with established criteria and in consultation with the Chair of the Committee and the Co-CEOs;

•	review and respond to director nominations or recommendations submitted in writing by the Company’s Shareholders;
•
annually (and more frequently, if appropriate) recommend to the Board candidates for presentation to the Shareholders at each annual meeting of Shareholders and one or more nominees for each vacancy on the Board that occurs between annual meetings of Shareholders;

•	encourage diversity in the composition of the Board;
•	develop and annually review orientation and education programs for new directors and provide ongoing education for all directors; and
•	recommend to the Board qualified members of the Board for membership on committees of the Board and recommend a qualified member(s) of the Board to Chair the Board.
The CG&N Committee will consider all qualified director candidates identified by various sources, including members of the board of directors, management and Shareholders. Candidates for directors recommended by Shareholders will be given the same consideration as those identified from other sources. Any Shareholder who wishes to recommend a candidate for consideration by the CG&N Committee as a nominee for director should follow the procedures described in Proposal No. 1 under “Advance Notice Policy” in this Proxy Statement. The CG&N Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors.
The CG&N Committee held two meetings in 2022.
Compensation Committee
The Board has established a compensation committee (the “Compensation Committee”), currently composed of Adrienne O’Neal (Chair) and Lee Fraser. Mr. Fraser and Ms. O’Neal are independent within the meaning of NI 52-110. In 2022, the members of the Compensation Committee were Mike Harman and Adrienne O’Neal.
The Board as a whole determines the level of compensation in respect of our senior executives. The Compensation Committee is appointed by and reports to the Board. The Compensation Committee, on behalf of the Board, establishes policies with respect to the compensation of our Co-CEOs, Chief Financial Officer and other senior executive officers. The Compensation Committee assists the Board in discharging the Board’s oversight responsibilities relating to the attraction, compensation, evaluation and retention of key senior management employees, and in particular the Co-CEOs, with the skills and expertise needed to enable us to achieve our goals and strategies at fair and competitive compensation and appropriate performance incentives.
The Board is of the view that the members of the Compensation Committee collectively have the knowledge, skills, experience and background to make decisions on the suitability of the Company’s compensation policies and practices. A description of such skills and experience for Mr. Fraser and Ms. O’Neal is set out in this Proxy Statement under the heading “Audit Committee- Relevant Education and Experience.”
The Board has adopted a written charter of the Compensation Committee, which is posted on the Company’s website at www.planet13holdings.com/investors/. Pursuant to its charter, the Compensation Committee is responsible for certain activities including to:
•
annually review and approve corporate goals and objectives relevant to the Co-CEOs and other senior executive officers’ compensation, evaluate the performance of the Co-CEOs and each senior executive officer’s performance in light of those goals and objectives, and recommend to the Board for approval the compensation level for the Co-CEOs and each senior executive officer based on this evaluation. In determining such compensation, the Committee will consider the Company’s performance and relative Shareholder return and the compensation of Co-CEOs and senior executive officers at comparable companies. Additionally, the Committee may consider input from the Co-CEOs on senior executive compensation, but the Co-CEOs may not provide input with respect to his or her own compensation;

•	review and approve the perquisites and supplemental benefits granted to the Co-CEOs and senior executive officers;
•
annually review the compensation systems that are in place for employees of the Company in order to ensure the fairness and appropriateness of the compensation of all employees, including incentive compensation plans and equity-based plans;

•
administer and make recommendations to the Board regarding the adoption, amendment or termination of the Company’s incentive compensation plans and equity-based plans (including specific provisions) in which the Co-CEOs and senior executive officers may participate;

•	ensure that all necessary Shareholder and regulatory approvals have been obtained for equity-based compensation plans;
•	recommend to the Board compensation and expense reimbursement policies for directors;
•	review and approve employment agreements, severance arrangements and change in control agreements and other similar arrangements for the Co-CEOs and senior executive officers;
•	compare on an annual basis the total remuneration (including benefits) and the main components thereof for the senior executive officers with the remuneration practices in the same industry;
•
establish levels of director compensation, including retainers, meeting fees, equity-based plans and other similar components of director compensation for Board approval, based on reviews of director compensation of comparable companies;

•	review and reassess the adequacy of the Compensation Committee charter annually and recommend any proposed changes to the CG&N Committee for its approval;
•	review and recommend to the Board for its approval disclosure regarding executive and director compensation in this Proxy Statement and in any offering documents prior to their public release; and
•	review and make recommendations to the Board on the number and frequency of stock option grants to employees.
The Compensation Committee held two meetings in 2022.

Board Diversity
In accordance with the written mandate of the Board and the charter of the CG&N Committee, in identifying and selecting director nominees, the Company values diversity and more specifically individuals from diverse backgrounds who reflect the changing population demographics of the markets in which the Company operates and of each gender; and when considering recommendations for nomination to the Board, the Board is required to consider diversity including gender, age, ethnicity and geographic background among the many other factors taken into consideration during the search process. The Company also considers among other things, the qualifications, personal qualities, business background and relative experience of individual candidates as well as the overall composition of the Board or executives with a view to identifying and selecting the best and most complementary candidates.

EXECUTIVE OFFICERS
The following table provides certain information regarding our executive officers as of the date of this Proxy Statement:
Name	Age	Position
Robert Groesbeck	62	Co-Chief Executive Officer
Larry Scheffler	73	Co-Chief Executive Officer
Dennis Logan	56	Chief Financial Officer
Leighton Koehler	44	General Counsel & Secretary
Chris Wren	41	Vice President Operations
William Vargas	64	Vice President Finance
David Farris	29	Vice President Sales and Marketing
Todd Hybels	43	Vice President of Midwestern Operations
Executive Officer Biographies
Information about Robert Groesbeck and Larry Scheffler, our Co-CEOs, is set forth above under Proposal No. 1.
Dennis Logan has served as Chief Financial Officer of the Company since June 2018. He is currently the part-time Chief Financial Officer of BTU Metals Corp. (TSX-V: BTU), a junior exploration company, since August 2017, and is the part-time Chief Financial Officer of Sterling Metals Corp. (TSX-V: SAG), a mineral exploration company, since September 2017. Previously, Mr. Logan was the Chief Financial Officer, Director and Corporate Secretary of Almonty Industries Inc., a tungsten mining and processing company (TSX-V: AII), from September 2011 until March 2017. Mr. Logan was also the Chair of the Audit Committee of Magna Terra Minerals Inc. (TSX-V: MTT), a precious metals focused exploration company, from September 2017 until May 2021. From June 2015 until April 2018, he served as the Chairman of the Audit Committee of Eurocontrol Technics Group Ltd. (TSX-V: EUO), a detection and marking systems developer. Mr. Logan started his career in finance and accounting at Ernst & Young LLP in 1992.
Leighton Koehler has been the General Counsel of the Company since June 2018. Mr. Koehler is a licensed attorney and CPA, whose previous experience includes working at Dickinson Wright, a U.S.-Canada law firm, as a transactional and tax attorney from October 2016 to May 2018, regional and local law firms Fabian VanCott and Gerrard Cox Larsen from 2013 through October 2016, the Internal Revenue Service as a senior revenue agent from 2007 to 2013, and at Ernst & Young in both the audit and tax divisions from 2004 to 2007. He holds a B.A. and M.A. in Accounting from Southern Utah University, a J.D. from the Boyd School of Law, and he is a U.S. Army veteran. Prior to joining the Company, Mr. Koehler successfully represented his Fortune 500 company clients and other clients before federal, state, and local regulators, and served as Nevada counsel for the Company’s reverse takeover transaction.
Chris Wren has been the Vice President Operations of the Company since March 2014 and is responsible for the oversight of all production and cultivation operations. He possesses more than 16 years of cannabis industry cultivation and extraction experience. Mr. Wren also managed the construction of the Company’s dispensary, the Clark County cultivation facility and the Beatty complex, as well as design and implementation of the Company processes at those facilities. Mr. Wren is an internationally recognized cannabis horticulturist and has won several awards for his cultivation efforts, including first place in the 2015 International Cannagraphic Growers Cup.
William Vargas has been the Vice President Finance of the Company since June 2018. Mr. Vargas served as Chief Financial Officer and Senior Vice President of Las Vegas Color Graphics, Inc., a privately owned commercial printing company, from July 2000 to May 2022, and Vice President Finance, Chief Financial Officer and Corporate Secretary of LEC Technologies, Inc., a publicly-traded computer leasing company, from 1995 to 2000. Mr. Vargas started his career in finance and accounting as audit manager with Arthur Andersen & Co. in 1995.
David Farris has been Vice President Sales & Marketing of the Company since December 2019. Prior to that, he was the Company’s Director of Sales and Marketing from June 2018 through December 2019, MMDC’s Director of Sales and Marketing from October 2017 through June 2018, MMDC’s General Manager from June 2017 through October 2017, and MMDC’s Marketing and Sales Coordinator from January 2016 through June 2017. Mr. Farris has established branding and advertising initiatives in the cannabis marketplace focused on creating an unparalleled experience and patient education. Mr. Farris oversees a multidisciplinary sales and marketing team responsible for advertising, events, promotions, product packaging, design, and web development/design. In addition to creative efforts, he currently oversees the operations at three dispensaries in Nevada and California, including adult-use and medical sales, and wholesale sales in Nevada. Mr. Farris holds a B.S. in Business Administration - Marketing from University of Nevada, Las Vegas. Since 2021, Mr. Farris is the stepson of Mr. Groesbeck, Co-CEO and Co-Chairman.
Todd Hybels has served as Vice President of Midwestern Operations of the Company since March 2022. Prior to that, Mr. Hybels was the Chief Operating Officer of NGW (which was acquired by the Company on March 2, 2022) from January 2021 to March 2022. Mr. Hybels was the Director of Development and Construction at NGW from October 2019 to January 2021 and a construction consultant to NGW from March 2019 to October 2019. Mr. Hybels’ insight and initiative were integral in scaling NGW operations to a fully operational premium cultivation facility. Prior to his time at NGW, Mr. Hybels provided executive leadership for multi-million dollar construction projects both domestically and internationally, provided strategic leadership to both for-profit and non-profit organizations, and envisioned and built the thriving teams and effective systems necessary to achieve profitable outcomes in each fast-paced, growth-oriented opportunity. Mr. Hybels has a financial background, with a focus on calculated, high-risk commodities.

EXECUTIVE COMPENSATION
In accordance with reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how our compensation program is structured for the Co-CEOs and NEOs, as defined below.
Compensation Committee
The Board as a whole determines the level of compensation in respect of our senior executives. The Compensation Committee is appointed by and reports to the Board. The Compensation Committee, on behalf of the Board, establishes policies with respect to the compensation of our Co-CEOs, CFO and other senior executive officers. The Compensation Committee assists the Board in discharging the Board’s oversight responsibilities relating to the attraction, compensation, evaluation and retention of key senior management employees, and in particular the Co-CEOs, with the skills and expertise needed to enable us to achieve our goals and strategies at fair and competitive compensation and appropriate performance incentives.
The Compensation Committee is responsible to review and approve corporate goals and objectives relevant to the Co-CEOs and other senior executive officers’ compensation, evaluate the performance of the Co-CEOs and each senior executive officer’s performance in light of those goals and objectives, and recommend to the Board for approval the compensation level each senior executive officer based on this evaluation. The Compensation Committee is also responsible for the review of our compensation systems in order to ensure the fairness and appropriateness of the compensation of senior executive officers that may participate, including incentive compensation plans and equity-based plans.
Named Executive Officers
For the purpose of this Proxy Statement, a named executive officer (“NEO”) of the Company means each of the following individuals:
•	each Co-CEO of the Company;
•	the two most highly compensated executive officers other than the Co-CEOs who were serving as executive officers at the end of the last completed fiscal year; and
•
up to two additional individuals for whom disclosure would have been provided under the above but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year.

For the year ended December 31, 2022, we had four NEOs: Larry Scheffler , Co-CEO; Robert Groesbeck, Co-CEO; Dennis Logan, Chief Financial Officer; and Chris Wren, Vice President, Operations.
Elements of Compensation
In determining such compensation, the Compensation Committee will consider our performance and relative shareholder return and the compensation of CEOs and other senior executive officers at comparable companies. Additionally, the Compensation Committee may consider input from the Co-CEOs on senior executive compensation, but the Co-CEOs may not provide input with respect to their own compensation.
A combination of fixed and variable compensation is used to motivate executives to achieve overall company goals. The basic components of the executive compensation program are:
1.
Base Salary. Base salary is the fixed portion of each executive officer’s total compensation. It is designed to provide income certainty and retain executives. In determining the base level of compensation for the executive officers, weight is placed on the following objective factors: the particular responsibilities related to the position; salaries or fees paid by companies of similar size in the industry; level of experience and expertise; and subjective factors such as leadership, commitment and attitude.

2.
Short-Term Incentive Compensation. The short-term incentive compensation is intended to reward an executive officer for his or her yearly individual contribution and performance of personal objectives in the context of our overall annual performance. The short-term incentive compensation is designed to motivate executives annually to achieve their predetermined objectives. In determining compensation and, in particular, short-term incentive compensation, the Compensation Committee and the Board consider factors over which the executive officer can exercise control, such as their role in identifying and completing acquisitions and integrating such acquisitions into our business, meeting any budget targets established by controlling costs, taking successful advantage of business opportunities and enhancing our competitive and business prospects.
3.
Stock Options. Stock options are a form of long-term equity incentive compensation granted from time to time to align executives’ interests with those of the Company and its Shareholders and reward executives for their contribution to the creation of Shareholder value. Participants benefit only if the market value of our Common Shares at the time of the stock option exercise is greater than the exercise price. In establishing the number of stock options that may be granted, reference is made to the recommendations made by the Compensation Committee as well as, from time to time, the number of similar awards granted to officers and directors of other publicly-traded companies of similar size in the same business as us. The Compensation Committee and the Board also consider previous grants of stock options and the overall number of stock options that are outstanding relative to the number of outstanding securities in determining whether to make any new grants and the size and terms of any such grants. With respect to executive officers, the Compensation Committee and the Board also consider the level of effort, time, responsibility, ability, experience and level of commitment of the executive officer in determining the level of long-term equity incentive awards. With respect to directors, the Compensation Committee and the Board also consider committee assignments and committee chair responsibilities, as well as the overall time requirements of the Board members in determining the level of long-term equity incentive awards.

4.
Restricted Share Units. Restricted Share Units (“RSUs”) are a form of long-term equity incentive compensation granted from time to time to align executives’ interests with those of the Company and its Shareholders and to attract and retain executives. RSUs are notional shares that have the same value as Common Shares. In determining new grants of RSUs, the Compensation Committee and the Board consider factors similar to those contemplated when making new grants of stock options.

It is expected that stock options and RSUs held by management will be taken into consideration by the Compensation Committee at the time of any subsequent grants under the compensation plan in determining the amount or terms of any such subsequent award grants. The Compensation Committee will further consider the base salary, bonuses and competitive market factors. The size of a grant of an award is anticipated to be proportionate to the deemed ability of the individual to make an impact on our success, as determined by the Board.
We do not have a defined benefit plan, defined contribution plan, deferred compensation or pension or retirement plan applicable to our NEOs and no plans are currently in place in respect of change of control or termination.
Financial Instruments and Hedging
As of the date hereof, the Company does not have a formal policy that restricts the purchase by its NEOs, directors or other employees of financial instruments (including prepaid variable forward contracts, equity swaps, collars or units of exchange funds) that are designed to hedge or offset a decrease in the market value of equity securities granted as compensation or held, directly or indirectly, by the NEO, director or employee. To the knowledge of the Company, none of the NEOs or directors have purchased any such financial instruments. The Company will continue to review whether a formal policy in this regard is necessary or advisable as the Company continues to execute its business plan and gain further market visibility.

Summary Compensation Table
The following table is a summary of annual compensation paid, or recognized as an expense in accordance with Accounting Standards Codification (“ASC”) Topic 718 (Compensation - Stock Compensation), to the NEOs for our two most recently completed fiscal years, December 31, 2022 and December 31, 2021. All amounts are expressed in US Dollars:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option Awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)[2]	Total ($)
Larry Scheffler Co-Chief Executive Officer	2022	500,000	—	—	—	254,000(4)	—	57,400(5)	811,400
	2021	492,918(3)	—	5,472,785	—	492,000	—	29,162	6,486,865

Robert Groesbeck Co-Chief Executive Officer	2022	500,000	—	—	—	254,000(4)	—	69,424(6)	823,424
	2021	492,918(3)	—	5,472,785	—	492,000	—	37,698	6,495,401

Dennis Logan Chief Financial Officer	2022	300,000	—	—	—	113,580(4)	—	20,857(7)	434,437
	2021	300,000	—	2,030,402	—	155,520	—	22,496	2,508,418

Chris Wren Vice President, Operations	2022	415,000	—	—	—	102,339(4)	—	58,406(8)	575,745
	2021	409,154(3)	—	3,045,606	—	241,032	—	37,164	3,732,956
Notes:
(1)
The amounts reported in the Stock Awards column reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 (Compensation - Stock Compensation). These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Assumptions used in the calculation of these amounts are included in Note 12 to our audited consolidated financial statements for the fiscal year ended December 31, 2022. The values provided in this column are calculated based on the closing price of our Common Shares on the CSE on the date of grant.

(2)
The values provided for Mr. Logan in this column are converted to US Dollars using the average exchange rate for the year indicated as provided by the Bank of Canada. For 2021 USD$1.00=CAD$1.2535 and for 2022 USD$1.00=CAD$1.3013.

(3)	Reflects actual base salary earnings for 2021 due to payroll timing.
(4)
The amounts listed for 2022 non-equity incentive compensation plan are amounts that were accrued for 2022 and paid out in Q1 2023. Non-equity incentive plan compensation is weighted 80% for each Co-CEO and 60% for other executive officers and 20% for each Co-CEO and 40% for other executive officers, for corporate objectives and key metrics applicable to the executive, respectively, and is reviewed and approved by the Compensation Committee before payment.

(5)	The amounts consist of car allowance ($29,608 for 2022 and $23,296 for 2021) and health benefits ($27,792 for 2022 and $5,866 for 2021).
(6)	The amounts consist of car allowance ($29,608 for 2022 and $15,704 for 2021) and health benefits ($39,816 for 2022 and $21,994 for 2021).
(7)	The amounts consist of car allowance ($13,800 for 2022 and $14,880 for 2021) and health benefits ($7,057 for 2022 and $7,616 for 2021).
(8)	The amounts consist of car allowance ($15,170 for each of 2022 and 2021) and health benefits ($43,236 for 2022 and $21,994 for 2021).
Narrative Discussion
For a summary of the significant terms of each NEO’s employment agreement or arrangement, please see below under the heading “Employment Agreements and Termination and Change of Control Benefits.”

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth outstanding equity awards for the NEOs at December 31, 2022. All amounts are expressed in US Dollars:
	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised option (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)[1]	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Robert Groesbeck	—	—	—	—	—	—	—	281,255	172,359
Larry Scheffler	—	—	—	—	—	—	—	281,255	172,359
Dennis Logan	—	—	—	—	—	—	—	104,345	63,944
Chris Wren	—	—	—	—	—	—	—	156,519	95,917
Notes:
(1)	For each named executive officer 100% of the listed incentive awards will vest on December 1, 2023.
(2)	Based on the closing share price of the Common Shares as traded on the CSE on December 31, 2022 of CAD$0.83 at an exchange rate of USD$1.00=CAD$1.3544.
Employment Agreements and Termination and Change of Control Benefits
Summary of Employment Agreements
Larry Scheffler
In June 2018, we entered into an employment agreement with Larry Scheffler, our Co-CEO, for an initial term of five years. The agreement provides for payment of an annual base salary to Mr. Scheffler, which for the fiscal year ended December 31, 2022, was USD$500,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Scheffler is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in our Stock Option Plan and other equity plans in effect from time to time. If Mr. Scheffler’s employment is terminated by us with “cause” or by Mr. Scheffler without “good reason” (as such terms are defined in the agreement), we will pay Mr. Scheffler any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Scheffler’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Scheffler’s employment is terminated by us without cause or by Mr. Scheffler for good reason, including upon the change of control of the Company, we will, for the duration of the remaining term of the agreement, continue to pay Mr. Scheffler his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Scheffler shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would fully vest on the date of such termination of employment. The employment agreement also provides for, among other things, confidentiality, non- solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Scheffler’s employment. In March 2021, we entered into an amendment to the employment agreement with Mr. Scheffler extending the term through December 31, 2025.
Robert Groesbeck
In June 2018, we entered into an employment agreement with Robert Groesbeck, our Co-CEO, for an initial term of five years. The agreement provides for payment of an annual base salary to Mr. Groesbeck, which for the fiscal year ended December 31, 2022, was USD$500,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Groesbeck is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in the Stock Option Plan and other equity plans in effect from time to time. If Mr. Groesbeck’s employment is terminated by us with “cause” or by Mr. Groesbeck without “good reason” (as such terms are defined in the agreement), we will pay Mr. Groesbeck any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Groesbeck’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Groesbeck’s employment is terminated by us without cause or by Mr. Groesbeck for good reason, including upon the change of control of the Company, we will, for the duration of the remaining term of the agreement, continue to pay Mr. Groesbeck his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Groesbeck shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would fully vest on the date of such termination of employment. The employment agreement also provides for, among other things, confidentiality, non-solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Groesbeck’s employment. In March 2021, we entered into an amendment to the employment agreement with Mr. Groesbeck extending the term through December 31, 2025.
Dennis Logan
In June 2018, we entered into an employment agreement with Dennis Logan, our Chief Financial Officer, which agreement was amended in January 2019, for an initial term of five years. The amended agreement provides for payment of an annual base salary to Mr. Logan, which for the fiscal year ended December 31, 2022, was USD$300,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Logan is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in the Stock Option Plan and other equity plans in effect from time to time. If Mr. Logan’s employment is terminated by us with “cause” or by Mr. Logan without “good reason” (as such terms are defined in the agreement), we will pay Mr. Logan any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Logan’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Logan’s employment is terminated by us without cause or by Mr. Logan for good reason, including upon the change of control of the Company, we will, for a period of 18 months from the date of termination, continue to pay Mr. Logan his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Logan shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would fully vest on the date of such termination of employment. The employment agreement also provides for, among other things, confidentiality, non-solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Logan’s employment.
Chris Wren
In June 2018, we entered into an employment agreement with Chris Wren, our Vice President, Operations, for an initial term of five years. The agreement provides for payment of an annual base salary to Mr. Wren, which for the fiscal year ended December 31, 2022, was USD$415,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Wren is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in the Stock Option Plan and other equity plans in effect from time to time. If Mr. Wren’s employment is terminated by us with “cause” or by Mr. Wren without “good reason” (as such terms are defined in the agreement), we will pay Mr. Wren any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Wren’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Wren’s employment is terminated by us without cause or by Mr. Wren for good reason, including upon the change of control of the Company, we will, for the duration of the remaining term of the agreement, continue to pay Mr. Wren his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Wren shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would fully vest on the date of such termination of employment. The employment agreement also provides for, among other things, confidentiality, non-solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Wren’s employment. In March 2021, we entered into an amendment to the employment agreement with Mr. Wren extending the term through December 31, 2025.
Summary of the Stock Option Plan
On May 22, 2018, the Company adopted and received Shareholder approval of the Stock Option Plan, pursuant to which the Board may, from time to time, in its discretion, grant to directors, officers, employees and or eligible contractors of the Company (collectively, the “Eligible Persons”), options to purchase Common Shares (“Stock Options”). The purpose of the Stock Option Plan is to advance the interests of the Company by granting Stock Options to Eligible Persons as an incentive to: (i) dedicate their efforts to advancing the success of the Company; (ii) encourage them to remain with Company or its affiliates; and (iii) attract new directors, employees, officers and service providers.
The Stock Option Plan provides for a floating maximum limit of Stock Options to purchase ten percent (10%) of the outstanding Common Shares, as permitted by the policies of the CSE in combination with National Instrument 45-106 Prospectus Exemptions, provided that the number of Common Shares reserved for issuance under the Stock Option Plan, in combination with the aggregate number of Common Shares issuable under all of the Company’s other equity incentive plans (including the Amended and Restated Share Unit Plan), shall not exceed ten percent (10%) of the issued and outstanding Common Shares from time to time, calculated on a non-diluted basis. The maximum number of Common Shares which may be reserved for issuance pursuant to Stock Options to any one person under the Stock Option Plan is five percent (5%) of the Common Shares issued and outstanding at the time of the grant, calculated on a non-diluted basis, less the aggregate number of Common Shares reserved for issuance to such person under any other security-based compensation arrangement of the Company (including the Amended and Restated Share Unit Plan). The Stock Option Plan complies with Section 2.25 of National Instrument 45-106 - Prospectus Exemptions. As of the Record Date, 20,236,256 Common Shares, in the aggregate, remained available for issuance under the Stock Option Plan and the Amended and Restated Share Unit Plan, as applicable. As of the Record Date, Stock Options to purchase a total of 2,174,425 Common Shares were issued to employees and eligible contractors of the Company and 785,017 Stock Options remained issued and outstanding.
The maximum number of Common Shares issuable pursuant to the Stock Option Plan and any other security-based compensation arrangements of the Company (including the Amended and Restated Share Unit Plan) to insiders (as a group) shall not exceed ten percent (10%) of the outstanding Common Shares (on a non-diluted basis) at the time of the grant. The maximum number of Common Shares which may be issued pursuant to the Stock Option Plan and any other security-based compensation arrangements of the Company (including the Amended and Restated Share Unit Plan) to insiders (as a group) within a 12-month period shall not exceed ten percent (10%) of the outstanding Common Shares (on a non-diluted basis) at the time of issuance.
The Board determines the exercise price of a Stock Option at the time the Stock Option is granted. Subject to a certain specific exception, the exercise price of Stock Options may not be less than the Market Price (as defined in the Stock Option Plan) on the date of grant, being the greater of the closing Market Price of the Common Shares on the CSE on: (a) the trading day prior to the date of grant of the Stock Options; and (b) the date of grant of the Stock Options.
In the event that the Common Shares are not then listed and posted for trading on the CSE or such other stock exchange or quotation system on which the Common Shares are listed or quoted from time to time, the Market Price shall be the fair market value of such Common Shares as determined by the Board in its sole discretion.
The Board establishes vesting and other terms and conditions for a Stock Option at the time each Stock Option is granted. Subject to specific exceptions and restrictions outlined in the Stock Option Plan, Stock Options are not assignable and will terminate as follows:
(1)	if a participant ceases to be an Eligible Person for any reason other than death or termination for cause, their Stock Options will be cancelled:
(a)	90 days after the participant ceases to be an Eligible Person or otherwise in accordance with the terms of the participant’s employment agreement;
(b)	such longer period as may be determined by the Board, but not exceeding the original expiry date of the Stock Option; or
(c)	immediately if the Stock Options are unvested at the date the participant ceases to be an Eligible Person unless the Board determines otherwise;

(2)
if a participant ceases to be an Eligible Person because their relationship with the Company or an affiliate is terminated for cause by the Company or an affiliate, their Stock Options will be cancelled immediately after the participant ceases to be an Eligible Person; or

(3)
if a participant ceases to be an Eligible Person as a result of their death, all Stock Options unvested at the date of the participant’s death will vest immediately and their Stock Options will be cancelled:

(a)	180 days after their death; or
(b)	such longer period as may be determined by the Board, but not exceeding the original expiry date of the Stock Option to a maximum of 12 months.
Stock Options are non-assignable and non-transferable by a participant otherwise than by will or the laws of descent and distribution and are exercisable only by the participant during the lifetime of the participant and only by the participant’s legal representative after death of the participant (in accordance with the Stock Option Plan). However, Stock Options granted to a participant may be assigned to a Permitted Assign (as such term is defined in the Stock Option Plan) of such participant, following which such Stock Options will be non-assignable and non- transferable by such permitted assign, except to another Permitted Assign, otherwise than by will or the laws of descent and distribution, and will be exercisable only by such permitted assign during the lifetime of such permitted assign and only by such permitted assign’s legal representative after death of such permitted assign.
Subject to any applicable regulatory or stock exchange requirements or restrictions in the Stock Option Plan, the Board may at any time and without Shareholder approval, terminate the Stock Option Plan or amend the provisions of the Stock Option Plan or any Stock Options granted under it, including without limitation amendments:
(1)	related to the exercise of Stock Options, including the inclusion of a cashless exercise feature where payment is in cash or Common Shares or otherwise;
(2)	deemed by the Board to be necessary or advisable because of any change in applicable securities laws or other laws;
(3)	to the definitions of terms in the Stock Option Plan;
(4)	to the change of control provisions;
(5)	relating to the administration of the Stock Option Plan;
(6)	to the vesting provisions of any outstanding Stock Option;
(7)
to postpone or adjust any exercise of a Stock Option or the issuance of any Common Shares pursuant to the Stock Option Plan in order to permit the Company to effect or maintain registration of the Stock Option Plan or the common shares issuable pursuant to the Stock Option Plan under the securities laws of any applicable jurisdiction, or to determine that the Common Shares and the Stock Option Plan are exempt from such registration; or

(8)
fundamental or otherwise, not requiring Shareholder approval under applicable law or the rules of an exchange on which the Common Shares are listed, including amendments of a “clerical” or “housekeeping” nature and amendments to ensure that the Stock Options granted under the Stock Option Plan will comply with any provisions respecting income tax and other laws in force in any country or jurisdiction of which an Eligible Person may from time to time be resident or a citizen.

The Board may not make any of the following amendments to the Stock Option Plan without first having obtained the approval of a majority of Shareholders voting at a Shareholders meeting:
(1)	an increase in the maximum number of Common Shares which may be issued under the Stock Option Plan;
(2)	an increase in the ability of the Board to amend the Stock Option Plan without Shareholder approval;
(3)	amendments to the definitions of “Eligible Person” and “Permitted Assigns”;
(4)	amendments to the exercise price of any Stock Option issued under the Stock Option Plan where such amendment reduces the exercise price of such Stock Option;
(5)	amendments to the term of any Stock Option issued under the Stock Option Plan; or

(6)	amendments to the transfer provisions of the Stock Option Plan.
In addition, the Board may not amend the Stock Option Plan to increase insider participation limits without first having obtained the approval of a majority of Shareholders excluding shares voted by insiders who are Eligible Persons.
There was no re-pricing of Stock Options under the Stock Option Plan during the Company’s most recently completed fiscal year ended December 31, 2022. A copy of the Stock Option Plan is available under the Company’s profile on the SEC’s website at www.sec.gov and its SEDAR profile at www.sedar.com.
Summary of the Amended and Restated Share Unit Plan
On May 22, 2018, the Company adopted and received Shareholder approval of, which was subsequently amended on July 11, 2018, the Amended and Restated Share Unit Plan by an ordinary majority Shareholder resolution, such amendment permitting all directors of the Company to be eligible to participate in and receive share unit awards under the Amended and Restated Share Unit Plan.
The Amended and Restated Share Unit Plan provides that the Board may from time to time, in its discretion, grant share units (“Share Units”) to directors, employees, officers or eligible contractors of the Company or its affiliates. The purpose of the Amended and Restated Share Unit Plan is to provide for the award of Share Units and the settlement of such Share Units through the issuance of Common Shares from treasury in order to advance the interests of the Company, its affiliates and the Shareholders through the motivation, attraction and retention of employees, officers and eligible contractors and the alignment of their interests with the interests of the Shareholders.
The maximum number of Common Shares made available for issuance under the Amended and Restated Share Unit Plan is determined by the Board, however in combination with the aggregate number of Common Shares issuable under the Company’s other share compensation arrangements (including the Stock Option Plan) shall not exceed ten percent (10%) of the Common Shares issued and outstanding from time to time. The maximum number of Common Shares which may be reserved for issuance pursuant to Share Units to any one person under the Amended and Restated Share Unit Plan is five percent (5%) of the Common Shares issued and outstanding (on a non-diluted basis) at the time of the grant less the aggregate number of Common Shares reserved for issuance to such person under any other security-based compensation arrangement of the Company (including the Stock Option Plan). As of the Record Date, 20,236,256 Common Shares, in the aggregate, remained available for issuance under the Amended and Restated Share Unit Plan and the Stock Option Plan, as applicable. As of the Record Date, 12,719,789 Share Units were issued to directors, officers, employees and eligible contractors of the Company and 1,203,512 Share Units remained issued and outstanding.
The Amended and Restated Share Unit Plan is a “rolling plan” and therefore when Share Units are settled, cancelled or terminated, Common Shares are automatically available for the award of new Share Units under the Amended and Restated Share Unit Plan. Pursuant to the terms of the Amended and Restated Share Unit Plan, the Board has the authority to determine the terms, limitations, restrictions and conditions applicable to the grant or vesting of a Share Unit. Furthermore, the Amended and Restated Share Unit Plan provides that the Board determines when any Share Unit will vest pursuant to the provisions of the Amended and Restated Share Unit Plan and rules of the CSE. Each participant has the right to redeem a vested Share Unit at any time prior to the settlement date of such Share Unit, by providing a notice of redemption to the Company. A vested Share Unit will entitle a participant, subject to the satisfaction of any conditions, to receive one Common Share.
Unless the Board determines otherwise, a participant’s settlement date shall be accelerated as follows:
(1)	in the event of the death of the participant, the participant’s settlement date shall be the date of death; and
(2)	in the event of the total disability of the participant, the participant’s settlement date shall be the date which is 60 days following the date on which the participant becomes totally disabled.
In the event of the termination with or without cause (or retirement) of a participant, all unvested Share Units credited to the participant shall become void and the participant shall have no entitlement and will forfeit any rights to receive Common Shares under the Amended and Restated Share Unit Plan, except as may otherwise be determined by the Board in its sole and absolute discretion.
If any of the events set out below (a “Triggering Event”) occurs in connection with or within the 12-month period immediately following a change of control of the Company pursuant to the provisions of the Amended and Restated Share Unit Plan, all outstanding Share Units shall vest (notwithstanding any contrary vesting provisions previously in place) and the settlement date shall occur, on the date of such Triggering Event:

(1)
in the case of a director, the termination of board membership of the director by the Company or any affiliate of the Company, the failure to re-elect or re-appoint the individual as a director of the Company or any affiliate of the Company;

(2)
in the case of an employee, the termination of the employment of the employee, without cause, as the context requires by the Company or an Affiliate or in the case of an officer, the removal of or failure to re-elect or re-appoint the individual as an officer of the Company or any affiliate of the Company;

(3)
in the case of an employee or an officer, a material adverse change imposed by the Company or any affiliate of the Company (as the case may be) in duties, powers, rights, discretion, prestige, salary, benefits, perquisites, as they exist, and with respect to financial entitlements, the conditions under and manner in which they were payable, immediately prior to the change of control, or a material diminution of title imposed by the Company or any affiliate of the Company (as the case may be), as it exists immediately prior to the change of control; and

(4)	in the case of an eligible contractor, the termination of the services of the eligible contractor by the Company or any affiliate of the Company.
If a resolution is adopted to wind-up, dissolve or liquidate the Company, all Share Units outstanding shall immediately vest and the settlement date shall occur.
Share Units are non-assignable and non-transferable by a participant otherwise than by will or the laws of descent and distribution and no Share Unit and no other right or interest of a participant under the Amended and Restated Share Unit Plan is assignable or transferable.
The Board may, in its sole discretion, elect to credit each participant with additional Share Units as a bonus in the event any dividend (other than a stock dividend) is paid on the Common Shares (the “Bonus Units”). In such cases, the number of Bonus Units to be issued to each participant will be equal to the aggregate amount of dividends that would have been paid to the participant if the Share Units (vested and unvested) held by the participant had been Common Shares divided by the Market Price (as defined in the Amended and Restated Share Unit Plan) of a Common Share on the date on which dividends were paid by the Company. Any Bonus Units so granted would vest and be subject to the same terms in proportion to the initial Share Units.
Subject to any applicable regulatory or stock exchange requirements or restrictions in the Amended and Restated Share Unit Plan, the Board may at any time and without Shareholder approval, amend the provisions of the Amended and Restated Share Unit Plan including without limitation:
(1)	amendments of a house keeping nature; and
(2)	changes to the settlement date of any Share Units.
The Board may not make any of the following amendments to the Amended and Restated Share Unit Plan without first having obtained the approval of a majority of Shareholders voting at a Shareholders meeting:
(1)	materially increase the benefits to the holder of the Share Units who is an insider to the material detriment of the Company and its Shareholders;
(2)
increase the number of Common Shares or maximum percentage of Common Shares which may be issued pursuant to the Amended and Restated Share Unit Plan other than in the event of a change in the Common Shares, whether by reason of a stock dividend, consolidation, subdivision or reclassification;

(3)	reduce the range of amendments requiring Shareholder approval;
(4)	permit Share Units to be transferred other than for normal estate settlement purposes;
(5)	change insider participation limits which would result in Shareholder approval being required on a disinterested basis; or
(6)
materially modify the eligibility requirements for participation in the Amended and Restated Share Unit Plan, shall only be effective on such amendment, modification or change being approved by the Shareholders.

There was no re-pricing of Share Units under the Amended and Restated Share Unit Plan during the Company’s most recently completed fiscal year ended December 31, 2022. A copy of the Amended and Restated Share Unit Plan is available under the Company’s profile on the SEC’s website at www.sec.gov and its SEDAR profile at www.sedar.com.
Liability Insurance for Directors and Officers
The Company has directors’ and officers’ liability insurance coverage for losses to the Company if the Company is required to reimburse directors and officers, where permitted. This insurance protects the Company against liability (including costs), subject to standard policy exclusions, which may be incurred by directors and/or officers acting in such capacity for the Company. All directors and officers are covered by the policy and the amount of insurance applies collectively to all. The annual cost for this insurance in 2022 was $400,000.
The Company has entered into employment agreements that include indemnification provisions with each of our executive officers. Under these provisions, each executive officer is entitled, subject to the terms and conditions thereof, to the right of indemnification and contribution for certain expenses to the fullest extent permitted by applicable law. We believe that these provisions are necessary to attract and retain qualified individuals to serve as executive officers.
Compensation Committee Interlocks and Insider Participation
During 2022, our Compensation Committee members were Adrienne O’Neal (Chair) and Mike Harman, neither of whom currently is, or formerly was, an officer or employee of the Company. None of our executive officers served as a member of the Board or Compensation Committee of any other company that had one or more executive officers serving as a member of our Board or Compensation Committee.

DIRECTOR COMPENSATION
We do not provide separate or additional compensation to directors who are also executives in connection with their services as a director. We adopted a director compensation program which provides for the payment of annual base fees to non-employee directors of $100,000 each that is payable quarterly in arrears. Other than as set out in the table below, no non-employee director has received compensation pursuant to:
(a)
any standard arrangement for the compensation of directors for their services in their capacity as directors, including any additional amounts payable for committee participation or special assignments;

(b)	any other arrangement, in addition to, or in lieu of, any standard arrangement, for the compensation of directors in their capacity as directors; or
(c)	any arrangement for the compensation of directors for services as consultants or experts.
The following table sets forth all compensation paid to or earned, or recognized as an expense in accordance ASC Topic 718, by each non-employee director during our fiscal year ended December 31, 2022. All amounts are expressed in US Dollars:
Name	Fees earned or paid in cash($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Lee Fraser(1)	—	—	—	—	—	—	—
Adrienne O’Neal	100,000	—	—	—	—	—	100,000
Michael Harman(2)	100,000	—	—	—	—	—	100,000
(1)	Mr. Fraser was appointed to the Board on May 10, 2023.
(2)	Mr. Harman passed away on April 6, 2023.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The shareholders and the Board approved the Stock Option Plan on May 22, 2018, and approved the Amended and Restated Share Unit Plan on May 22, 2018. The granting of awards under these plans is intended to promote the interests of the Company and its shareholders by aiding us in attracting and retaining persons capable of assuring our future success, to offer such persons incentives to put forth maximum efforts for the success of our business and to compensate such persons through various stock based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with our Shareholders. Eligible participants under the Stock Option Plan and Amended and Restated Share Unit Plan include non-employee directors, officers (including the named executive officers), employees, consultants and advisors of the Company and its subsidiaries.
As of December 31, 2022: (i) options to purchase an aggregate of 792,518 Common Shares were outstanding, representing approximately 0.36% of the issued and outstanding Common Shares on such date; and (ii) Share Units to acquire an aggregate of 2,464,928 Common Shares were outstanding, representing approximately 1.12% of the issued and outstanding Common Shares on such date, for a total of 3,257,446 Common Shares issuable pursuant to outstanding awards. As a result, Stock Options/Share Units under our equity compensation plans to purchase/receive a total of 18,894,398 Common Shares, representing approximately 8.57% of the total issued and outstanding Common Shares, were available for grant as of December 31, 2022.
The following table provides information regarding compensation plans, previously approved by shareholders, under which securities of the Company are authorized for issuance in effect as of December 31, 2022:
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted- average exercise price of outstanding options and rights (b) (CAD)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Stock Option Plan	792,518	$2.34	18,894,398
Amended and Restated Share Unit Plan	2,464,928	—	18,894,398
Total	3,257,446	—	18,894,398

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following is a description of each transaction since January 1, 2021 and each currently proposed transaction in which:
•	we have been or are to be a participant;
•	the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years; and
•
any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member of the foregoing persons, had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which are described where required under the section entitled “Executive Compensation” and “Director Compensation Table.”
Office Space Sublease and Storage Space
Prior to March 15, 2022, the Company was the sub-lessee of approximately 2,000 square feet of office space and purchased certain printed marketing collateral and stationery items from a company owned by Larry Scheffler, one of the Company’s Co-CEOs. This entity was sold to an unrelated third-party on March 15, 2022. Amounts paid by us for rent for the years ended December 31, 2022 and December 31, 2021 to this related party equaled $6,010 and $16,027, respectively. Amounts paid by us for printed marketing collateral and stationery items to this related party for the years ended December 31, 2022 and December 31, 2021, equaled $183,914 and $450,692, respectively. As of March 31, 2023, there were no accounts payable owed to this related party.
From November 2020 to April 2021, we leased a 25,000 square foot cultivation facility from an entity owned by both our Co-CEOs. Rents paid by us for this facility for the years ended December 31, 2022 and December 31, 2021, equaled $nil, and $301,894, respectively. On April 30, 2021, our Co-CEOs sold this building to an arm’s length third party who assumed the lease. As of March 31, 2023, there were no accounts payable owed to this related party.
A company previously owned by Larry Scheffler, one of the Company’s Co-CEOs, until March 15, 2022 paid us for storage space. Amounts paid to us from the related party for storage space were $5,968 and $171,895 for the years ended December 31, 2022 and December 31, 2021, respectively. As of March 31, 2023, there were no accounts payable owed to this related party.
WCDN Acquisition
On July 17, 2020, we entered into an asset purchase agreement (the “WCDN Asset Acquisition Agreement”) with West Coast Development Nevada, LLC (“WCDN”) and certain other parties, pursuant to which we, through MMDC, acquired cannabis inventory, equipment and tenant improvements located in a 25,000 square feet facility at 4801 West Bell Drive, Las Vegas, Nevada 89118 (the “WCDN Acquisition Facility”), which has the ability to expand to 45,000 square feet (the “WCDN Acquisition”).
The transaction was scheduled to close in two parts, the first closing being cash transferred for the equipment and cannabis inventory which occurred on July 17, 2020, and the second closing being contingent on the approval to transfer the license and receipt of the cultivation and production licenses from the State of Nevada’s Cannabis Compliance Board.
Concurrent with the first closing of the WCDN Acquisition, RX Land, LLC (“RX Land”), an entity owned by Robert Groesbeck and Larry Scheffler, our co-chief executive officers, acquired the WCDN Acquisition Facility for US$3.3 million and entered into a lease agreement with WCDN in respect of such facility (the “Initial West Bell Lease”). In accordance with the terms of the WCDN Asset Acquisition Agreement and approvals by our independent directors, WCDN assigned the Initial West Bell Lease to MMDC on November 25, 2020, and MMDC subsequently entered into an amending agreement with RX Land on November 27, 2020, to amend certain terms of such lease agreement including increasing the lease payments, extending the duration of the lease and, if desired, allowing for second floor installation by MMDC without a corresponding lease rate increase due to an increase in facility size. In April 2021, RX Land was sold to an arm’s length third party.

Related Person Transaction Policy
We have adopted a written related person transactions policy that provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our voting securities, and any members of the immediate family of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our Audit Committee. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common shares or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our Audit Committee for review, consideration and approval, subject to exceptions for certain transaction for which there is standing pre-approval as described in the policy, including for employment of executive officers and director compensation. In approving or rejecting any such proposal, our Audit Committee shall take into account, among other factors it deems appropriate, (i) whether the transaction was undertaken in our ordinary course of business, (ii) whether the transaction was initiated by us, a subsidiary of us, or the related person, (iii) whether the transaction is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party, (iv) the purpose of, and the potential benefits to us of, the transaction, (v) the approximate dollar value of the amount involved in the transaction, particularly as it relates to the related person, (vi) the related person’s interest in the transaction and (vii) any other information regarding the transaction or the related person that would be material to investors in light of the circumstances of the particular transaction.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
None of the directors, executive officers, and employees, proposed nominees for election as directors or their associates has been or is indebted to the Company or any of its subsidiaries except for de minimis “routine indebtedness” as defined under applicable Canadian securities legislation of certain employees.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its Shares.
To the knowledge of management of the Company, no informed person or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction which has materially affected or would materially affect the Company or any of its subsidiaries during the year ended December 31, 2022, or has any interest in any material transaction in the current year other than as set out in the section “Certain Relationships and Related Person Transactions.”
MANAGEMENT CONTRACTS
No management functions of the Company or any of its subsidiaries are performed to any substantial degree by a person other than the directors or executive officers of the Company or subsidiaries.
ADDITIONAL INFORMATION
Additional information related to the Company can be found on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com. Shareholders may also contact the Company at 2548 West Desert Inn Road, Las Vegas Nevada 89109.
Financial information is provided in the Company’s comparative financial statements and Management’s Discussion & Analysis for its most recently completed fiscal year ended December 31, 2022, which are filed on the SEC’s website at www.sec.gov. and on SEDAR at www.sedar.com.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
This proxy statement is accompanied by a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”), and our Quarterly Report on Form 10-Q for the period ended March 31, 2023 (the “Form 10-Q”).
The following information from our Form 10-K, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this Proxy Statement:
•	“Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in Item 7 thereof;
•	“Quantitative and Qualitative Disclosures About Market Risk,” included in Item 7A thereof;
•	our audited consolidated financial statements as of December 31, 2022 and 2021 and for the years then ended, included in Item 8 thereof (found following Item 16 thereof); and
•	“Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” included in Item 9 thereof.
The following information from our Form 10-Q, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this Proxy Statement:
•	our unaudited condensed consolidated financial statements as of March 31, 2023, and for the three months ended March 31, 2023, and 2022; and
•	“Management's Discussion and Analysis of Financial Condition and Results of Operations,” included in Part I, Item 2 thereof.
Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

BOARD APPROVAL
The Board has approved the content and distribution of this Proxy Statement.
DATED at Las Vegas, Nevada, this 22nd day of June, 2023.
BY ORDER OF THE BOARD OF DIRECTORS OF PLANET 13 HOLDINGS INC.

/s/ Larry Scheffler
Larry Scheffler
Director and Co-Chief Executive Officer

/s/ Robert Groesbeck
Robert Groesbeck
Director and Co-Chief Executive Officer

Appendices to the Proxy Statement:
Appendix A: Arrangement Resolution
Appendix B: Plan of Arrangement
Schedule A – Articles of Domestication
Schedule B – Articles of Incorporation
Schedule C – Bylaws
Appendix C: Sections 237 to 247 of the BCBCA
Appendix D: Interim Order
Appendix E: Notice of Hearing of Petition
Appendix F: BC Notice of Articles
Appendix G: 2023 Equity Incentive Plan

APPENDIX “A”
ARRANGEMENT RESOLUTION
BE IT RESOLVED as a special resolution of the holders of common shares (“Shareholders”) in the authorized share structure of Planet 13 Holdings Inc. (the “Company”) that:
1.
the arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving the Company, as more particularly set forth in the Company’s proxy statement dated June 22, 2023 (the “Proxy Statement”) (as the Arrangement may be modified, supplemented or amended), is hereby authorized, approved and adopted;

2.	the plan of arrangement under Section 288 of the BCBCA in the form attached as Appendix “B” to the Proxy Statement involving the Company is hereby authorized and approved;
3.
notwithstanding the approval by the Shareholders of this special resolution and/or the approval of the Arrangement by the Supreme Court of British Columbia, the board of directors of the Company, without further notice to or approval of the Shareholders, may decide not to proceed with the Arrangement and to revoke this special resolution at any time prior to the Arrangement becoming effective pursuant to the provisions of the BCBCA; and

4.
any one of the officers or directors of the Company be and is hereby authorized for and on behalf of the Company (whether under its corporate seal or otherwise) to execute and deliver all such documents and instruments and to take all such other actions as such officer or director may deem necessary or desirable to implement this resolution and the matters authorized hereby, including the transactions required by the Arrangement, such determinations to be conclusively evidenced by the execution and delivery of such documents and other instruments or the taking of any such actions.

A-1

APPENDIX “B”
PLAN OF ARRANGEMENT UNDER SECTION 288
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE I
INTERPRETATION
1.1	Definitions
In this Plan of Arrangement unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:
“Arrangement”, “herein”, “hereof”, “hereto”, “hereunder” and similar expressions mean and refer to the arrangement pursuant to section 288 of the BCBCA set forth in this Plan of Arrangement as supplemented, modified, or amended, and not to any particular article, section or other portion thereof;
“BCBCA” means the Business Corporations Act (British Columbia) as amended, including the regulations promulgated thereunder;
“Company” means Planet 13 Holdings Inc., a corporation amalgamated under the BCBCA;
“Common Share” means a common share in the authorized share structure of the Company;
“Company Nevada Common Stock” has the meaning set forth in Section 2.2;
“Company Nevada Option” has the meaning set forth in Section 2.2;
“Company Nevada RSU” has the meaning set forth in Section 2.2;
“Company Option” has the meaning set forth in Section 2.2;
“Company RSU” has the meaning set forth in Section 2.2;
“Continuance” or “Nevada Domestication” means the continuance of the Company out from the jurisdiction of the BCBCA and the concurrent domestication of the Company in the State of Nevada pursuant to the provisions of Section 92A.270 of the NRS;
“Court” means the Supreme Court of British Columbia;
“Dissent Shares” has the meaning set forth in Section 3.1;
“Dissenting Shareholders” means registered Shareholders who validly exercise their rights of dissent provided to them under the Interim Order and whose dissent rights remain valid at the Effective Time;
“Effective Date” means the date designated by the Company in writing as the effective date of the Arrangement, after all the conditions to the completion of the Arrangement as set out in the Plan of Arrangement and the Final Order have been satisfied or waived;
“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date;
“Final Order” means the order made after the application to the Court pursuant to subsection 291(4) of the BCBCA, in form and substance acceptable to the Company, after being informed of the intention to rely upon the Section 3(a)(10) Exemption and after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of the Company) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to the Company) on appeal;
“Governmental Authority” means: (a) any court, tribunal, judicial body or arbitral body or arbitrator; (b) any domestic or foreign government or supranational body or authority whether multinational, national, federal, provincial, territorial, state, municipal or local and any governmental agency, governmental authority, governmental body, governmental bureau, governmental department, governmental tribunal or governmental commission of any kind whatsoever; (c) any subdivision or authority of any of the foregoing; (d) any quasi-governmental or private body or public body exercising any regulatory, administrative, expropriation or taxing authority under or for the account of the foregoing; and (e) any stock or securities exchange;
“Liens” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute;
“Interim Order” means the order made after application to the Court pursuant to section 291 of the BCBCA after being informed of the intention to rely upon the Section 3(a)(10) Exemption, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, supplemented or varied by the Court;
“Meeting” means the special meeting of the Shareholders to be held to consider and vote on this Plan of Arrangement, and any adjournment thereof;
“Nevada Secretary of State” means the Secretary of State for the State of Nevada;
“NRS” means the Nevada Revised Statutes;
“Planet 13 Nevada” means the Company upon and following the Continuance under the NRS;
“Proxy Statement” means the proxy statement to be prepared by the Company and forwarded as part of the proxy solicitation materials to Shareholders in respect of the Meeting;
“Section 3(a)(10) Exemption” means the exemption from registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof;
“Shareholders” means the holders from time to time of Common Shares;
“Taxes” means all taxes, surtaxes, duties, levies, imposts, fees, assessments, reassessments, withholdings, dues and other charges of any nature, imposed or collected by any Governmental Authority, whether disputed or not, including federal, provincial, territorial, state, municipal and local, foreign and other income, franchise, capital, real property, personal property, withholding, payroll, health, transfer, value added, alternative, or add on minimum tax including GST/HST, sales, use, consumption, excise, customs, anti-dumping, countervail, net worth, stamp, registration, franchise, payroll, employment, education, business, school, local improvement, development and occupation taxes, duties, levies, imposts, fees, assessments and withholdings and Canada Pension Plan and Québec Pension Plan contributions, employment insurance premiums and all other taxes and similar governmental charges, levies or assessments of any kind whatsoever imposed by any Governmental Authority including any installment payments, interest, penalties or other additions associated therewith, whether or not disputed; and
“U.S. Securities Act” means the United States Securities Act of 1933, as amended.
1.2	Sections and Headings
The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section refers to the specified section of this Plan of Arrangement.
1.3	Number, Gender and Persons
In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, bodies corporate, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.
1.4	Date for any Action
In the event that any date on or by which any action is required or permitted to be taken hereunder is not a business day, such action shall be required or permitted to be taken on or by the next succeeding day which is a business day.

1.5	Statutory References
Any reference in this Plan of Arrangement to a statute includes such statute as amended, consolidated or re-enacted from time to time, all regulations made thereunder, all amendments to such regulations from time to time, and any statute or regulation which supersedes such statute or regulations.
ARTICLE II
ARRANGEMENT
2.1	Binding Effect
The Arrangement shall be effective as of, and be binding at and after, the Effective Time on the Company and the Shareholders.
2.2	Arrangement
At the Effective Time:
(a)
each Dissenting Share shall be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Liens, to the Company and such Dissenting Shares shall be cancelled, and in exchange the respective Dissenting Shareholder shall be entitled to be paid by the Company the fair market value of such Dissenting Share in accordance with Section 3.1;

(b)	the Nevada Domestication shall be effective, and the Company shall be domesticated in the State of Nevada and shall continue as a corporation under the NRS in accordance with the following:
(i)	the name of Planet 13 Nevada shall be “Planet 13 Holdings Inc.”;
(ii)	there shall be filed with the Nevada Secretary of State the Articles of Domestication and Articles of Incorporation in the form attached as Schedule A and Schedule B, respectively, hereto;
(iii)	the Bylaws of Planet 13 Nevada shall be in the form attached as Schedule C hereto;
(iv)	the registered office of Planet 13 Nevada shall be located at 4675 W. Teco Ave., Suite 250, Las Vegas, Nevada 89109;
(v)	the number of directors on the board of directors of Planet 13 Nevada shall initially be set at four (4);
(vi)
the authorized capital of Planet 13 Nevada shall consist of 1,500,000,000 shares of common stock, with no par value (the “Company Nevada Common Stock”) and 50,000,000 shares of preferred stock, with no par value;

(vii)
each issued and outstanding Common Share (for greater certainty, other than those Common Shares, if any, transferred pursuant to subsection 2.2(a) above) will for all purposes be deemed to be one issued and outstanding share of Company Nevada Common Stock, without any action required on the part of the Company or the holders thereof;

(viii)
each outstanding option to purchase Common Shares (a “Company Option”) will for all purposes be deemed to be one outstanding option to purchase an equal number of shares of the Company Nevada Common Stock at the same exercise price per share and otherwise the same terms and conditions (a “Company Nevada Option”) under the Planet 13 Holdings Inc. 2018 Stock Option Plan;

(ix)
each outstanding restricted share unit to receive Common Shares (a “Company RSU”) will for all purposes be deemed to be one outstanding restricted share unit to receive an equal number of shares of the Company Nevada Common Stock and otherwise with the same terms and conditions (a “Company Nevada RSU”) under the Planet 13 Holdings Inc. 2018 Share Unit Plan;

(x)
all the rights, privileges and powers of the Company, all property owned by the Company, all debt due to the Company, and all other causes of action belonging to the Company immediately prior to the Effective Time will remain vested in Planet 13 Nevada following the Effective Time; and

(xi)	all debts, liabilities and duties of the Company immediately prior to the Effective Time will remain attached to Planet 13 Nevada following the Effective Time.
2.3	Planet 13 Nevada Securities Registers
Planet 13 Nevada shall make the appropriate entries in its securities registers to reflect the matters referred to under Section 2.2.
2.4	U.S. Federal Income Tax Treatment
For U.S. federal income tax purposes, the Continuance is intended to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and the Company and Planet 13 Nevada are parties to such reorganization within the meaning of Section 368(b) of the Code. This Plan of Arrangement is being adopted as a “plan of reorganization” within the meaning of Section 368(a) of the Code and Sections 1.368-2(g) and 1.368-3(a) of the Treasury Regulations.
ARTICLE III
DISSENTING SHAREHOLDERS
3.1	Dissenting Shareholders
Each registered Shareholder shall have the right to dissent with respect to the Arrangement in accordance with the Interim Order in respect of all (but not less than all) Common Shares held by such registered Shareholder (each such Common Share, a “Dissent Share”). A Dissenting Shareholder shall, at the Effective Time, cease to have any rights as a Shareholder and shall only be entitled to be paid the fair value of the holder’s Dissent Shares (less, for greater certainty, any applicable withholding or other taxes). A Dissenting Shareholder who for any reason is not entitled to be paid the fair value of the holder’s Common Shares shall be treated as if the Shareholder had participated in the Arrangement on the same basis as a non-dissenting Shareholder, notwithstanding the provisions of sections 237 to 247 of the BCBCA. Notwithstanding the foregoing, in no case will the Company or any other person be required to recognize such holders as holders of Common Shares or shares of the Company Nevada Common Stock after the completion of the steps set forth in section 2.2(a), and each Dissenting Shareholder will cease to be entitled to the rights of a shareholder in respect of the Common Shares in relation to which such Dissenting Shareholder has exercised Dissent Rights and the central securities register of the Company will be amended to reflect that such former holder is no longer the holder of such Common Shares as and from the completion of the steps in section 2.2(a). The fair value of the Common Shares shall be determined as of the close of business on the last business day before the day on which the Arrangement is approved by the Shareholders at the Meeting. For greater certainty, in addition to any other restrictions in sections 237 to 247 of the BCBCA, any person who has voted in favour of the Arrangement shall not be entitled to dissent with respect to the Arrangement.
ARTICLE IV
AMENDMENT AND TERMINATION
4.1	Amendment
The Company reserves the right to amend, modify and/or supplement this Plan of Arrangement from time to time at any time prior to the Effective Time provided that any such amendment, modification or supplement must be: (a) filed with the Court if made after receipt of the Interim Order and, if made following the Meeting, approved by the Court, and (b) communicated to Shareholders in the manner required by the Court (if so required).
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company at any time prior to or at the Meeting with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.
Any amendment, modification or supplement to this Plan of Arrangement which is approved by the Court following the Meeting shall be effective only (a) if it is consented to by the Company, (b) if required by the Court or applicable law, it is consented to by the Shareholders.

4.2	Withdrawal of Plan of Arrangement
This Plan of Arrangement may be withdrawn prior to the Effective Time upon a resolution of the directors of the Company.
4.3	Effect of Termination
Upon the withdrawal of this Plan of Arrangement pursuant to Section 4.2, no party, including but not limited to the Company, shall have any liability or further obligations hereunder.
ARTICLE V
TREATMENT OF SECURITIES
5.1	Share Certificates
On the Effective Date, registered holders of Common Shares shall be deemed to be the registered holders of shares of Company Nevada Common Stock and any share certificates representing the Common Shares shall be deemed to represent an identical number of shares of Company Nevada Common Stock.
5.2	Options
On the Effective Date, holders of Company Options shall be deemed to be holders of Company Nevada Options to acquire an identical number of shares of Company Nevada Common Stock at the same exercise price per share. Any document previously evidencing Company Options will thereafter evidence and be deemed to evidence the Company Nevada Options and no option agreements evidencing the Company Nevada Options shall be required to be issued and the Company Nevada Options shall be governed by and be subject to the Planet 13 Holdings Inc. 2018 Stock Option Plan.
5.3	Restricted Share Units
On the Effective Date, holders of Company RSUs shall be deemed to be holders of Company Nevada RSUs to receive an identical number of shares of Company Nevada Common Stock. Any document previously evidencing Company RSUs will thereafter evidence and be deemed to evidence the Company Nevada RSUs and no award agreements evidencing the Company Nevada RSUs shall be required to be issued and the Company Nevada RSUs shall be governed by and be subject to the Planet 13 Holdings Inc. 2018 Share Unit Plan.
5.4	Withholding Rights
The Company will be entitled to deduct and withhold from any amounts payable or otherwise deliverable to any person pursuant to this Plan of Arrangement (including, for greater certainty, Shareholders, holders of Company Options and Company RSUs, and Company Dissenting Shareholders), such Taxes or other amounts as the Company is required or permitted to deduct or withhold in connection with such payment or delivery under the Income Tax Act (Canada), the Code, or any other provisions of any applicable law. To the extent that amounts so deducted and withheld are remitted to the appropriate Governmental Authority, such deducted, withheld and remitted amounts shall be treated for all purposes of this Plan of Arrangement as having been paid to such Person in respect of which such deduction, withholding and remittance was made. If applicable, the Company is hereby authorized to sell or dispose (on behalf of the applicable person in respect of which such deduction, withholding and remittance is to be made) of such portion of Common Shares or shares of Company Nevada Common Stock payable as consideration hereunder, if any, as is necessary to provide sufficient funds to enable it to implement such deduction, withholding and remittance, and the Company will notify the holder thereof and remit to the holder any unapplied balance of the net proceeds of such sale.

SCHEDULE A
ARTICLES OF DOMESTICATION
FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov
Articles of Domestication
(PURSUANT TO NRS 92A.270)
TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT
INSTRUCTIONS:
1.	Enter the name and type of Domestic entity as set forth in its charter documents.
2.	Entity name prior to domestication.
3.	Enter original filing date and jursidication of un-domesticated entity.
4.	Jurisdiction that constituted the principal place of business of the un-domesticated organization, see below.
5.	SIGNATURE(S): Must be signed by Authorized Signer. Form will be returned if unsigned.
6.	The filing must be submitted with the following:
•	The appropriate formation document for the type of domestic entity.
•	A certified copy of the charter document, or the equivalent, if any, of the undomesticated organization.
•	A certificate of good standing, or the equivalent, from the jurisdiction where the undomesticated organization was chartered immediately before filing the articles of domestication (within 90 days).
7.	If the foreign undomesticated entity is on file a cancellation/dissolution will need to be submitted with the appropriate fees.
8.	If the name of the domesticating entity is not available a notarized name consent will need to be submitted.
1.	Domestic Entity Information:	Name of Domestic Entity as set forth in its Charter Documents: Planet 13 Holdings Inc.
Type of Domestic Entity as set forth in its Charter Documents: Corporation
2.	Prior Name:	Entity Name Before Filing Articles of Domestication: Planet 13 Holdings Inc.
3.	Original Filing Date and jurisdiction:	Original Jurisdiction of Formation: British Columbia, Canada Original File Date: March 2, 2022
4.	Jurisdiction:
Jurisdiction that constituted the principal place of business or central administration of the undomesticated organization, or any other equivalent thereto pursuant to applicable law, immediately before filing the articles of domestication.

Nevada
5.	Signature: (Required)	X Signature	Date

This form must be accompanied by appropriate fees.

SCHEDULE B
ARTICLES OF INCORPORATION
OF
PLANET 13 HOLDINGS INC.
ARTICLE 1.
NAME
The name of the corporation is Planet 13 Holdings Inc. (the “Corporation”).
ARTICLE 2.
PURPOSE
The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows: to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”).
ARTICLE 3.
CAPITALIZATION
A. The total number of shares of all classes of stock that the Corporation is authorized to issue is one billion five-hundred fifty million (1,550,000,000), consisting of (i) one billion five hundred million (1,500,000,000) shares of common stock, with no par value (the “Common Stock”) and (ii) fifty million (50,000,000) shares of preferred stock, no par value as of the effective time of these Articles of Incorporation and thereafter as may be established by the Board of Directors of the Corporation (the “Board of Directors”) with respect to any class or series thereof in the applicable Preferred Stock Designation (the “Preferred Stock”). Holders of shares of Common Stock are entitled to receive any dividends declared by the Board of Directors out of funds legally available therefor. In the event of any liquidation or dissolution of the Corporation, all assets of the Corporation legally available for distribution after payment or provision for payment of (i) all debts and liabilities of the Corporation, (ii) any accrued dividend claims and (iii) liquidation preferences of any outstanding Preferred Stock, will be distributed ratably, in cash or in kind, among the holders of Common Stock.
B. The Board of Directors is authorized to provide for the issuance of shares of Preferred Stock in one or more classes or series, and by filing a certificate pursuant to the applicable law of the State of Nevada (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such class or series, and to fix the voting powers, designations, preferences, limitations, restrictions and relative rights thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, the dissolution preferences and the rights in respect to any distribution of assets of any wholly unissued class or series of Preferred Stock, and the treatment in the case of a merger, business combination transaction, or sale of the Corporation’s assets, and to increase or decrease the number of shares of any class or series so created subsequent to the issue of that class or series but not below the number of shares of such class or series then outstanding. In case the number of shares of any class or series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such class or series. There shall be no limitation or restriction on any variation between any of the different classes or series of Preferred Stock as to the designations, preferences, limitations, restrictions and relative rights thereof; and the several classes or series of Preferred Stock may vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or a committee of the Board of Directors, providing for the issuance of the various classes or series of Preferred Stock.
C. The number of authorized shares of any of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, without a separate vote of any holders of the Common Stock or Preferred Stock, or of any class or series thereof, unless a separate vote of any such holders is required pursuant to the terms of any Preferred Stock Designation irrespective of the provisions of Section 78.2055 and 78.207 of the NRS.

D. Except as otherwise required by applicable law:
1.	Each share of Common Stock shall entitle the holder thereof to one (1) vote on all matters on which stockholders generally are entitled to vote.
2.
Except as otherwise required in these Articles of Incorporation, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of Preferred Stock).

3.
The holders of Common Stock, as such, shall not be entitled to vote on any amendment to these Articles of Incorporation or to a Preferred Stock Designation that alters or changes the powers, preferences, rights or other terms of one or more outstanding class or series of Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other class or series of Preferred Stock, to vote thereon as a separate class pursuant to these Articles of Incorporation or a Preferred Stock Designation or pursuant to the NRS as currently in effect or as the same may hereafter be amended.

4.	No stockholder has any right or will be permitted to cumulate votes in any election of directors.
5.	Shares of one class or series of stock may be issued as a share dividend in respect of another class or series, Section 78.215(4) of the NRS notwithstanding.
ARTICLE 4.
BYLAWS
The Board of Directors is expressly authorized to adopt, amend and repeal the bylaws of the Corporation (the “Bylaws”).
ARTICLE 5.
BOARD OF DIRECTORS
A. Elections of the directors comprising the Board of Directors (each such director, in such capacity, a “Director”) need not be by written ballot unless the Bylaws shall so provide.
B. Subject to the rights of the holders of any class or series of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the Board of Directors.
C. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock then outstanding, unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the Directors then in office and entitled to vote thereon, though less than a quorum, or by a sole remaining Director entitled to vote thereon, and if any such vacancies are not filled by the remaining Director or Directors, then such vacancy may be filled by the stockholders. Any Director so chosen shall hold office until the next election of Directors and until his successor shall be elected and qualified.
D. Subject to the rights of the holders of any class or series of Preferred Stock then outstanding and except as otherwise provided in these Articles of Incorporation, any Director, or the entire Board of Directors, may be removed from office by a vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote at an annual or special meeting duly noticed and called in accordance with the Bylaws.
E. Advance notice of stockholder nominations for election of Directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.
ARTICLE 6.
ACTION BY WRITTEN CONSENT OF STOCKHOLDERS
Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken upon the vote of stockholders at an annual or special meeting duly noticed and called in accordance with the NRS, as amended from time to time, and may be taken without a meeting, without prior notice and without a vote, if a unanimous consent or consents in writing, setting forth the action so taken, are signed by all holders of the issued and outstanding shares of the relevant class(es) or series of stock of the Corporation (other than treasury stock) entitled to vote thereon by delivery to its registered office in Nevada, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.
ARTICLE 7.
AMENDMENTS AND ENFORCEABILITY
A. The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner, and subject to approval by stockholders as, now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided that any amendment to Article 6 or Article 9 shall be effective only upon the affirmative vote of the holders of Common Stock and Preferred Stock then outstanding representing two-thirds or more of the votes eligible to be cast in an election of Directors.
B. If any provision or provisions of these Articles of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these Articles of Incorporation (including, without limitation, each portion of any sentence of these Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
ARTICLE 8.
INDEMNIFICATION
The Corporation is authorized to indemnify and to advance expenses to each current, former or prospective Director, officer, employee or agent of the Corporation to the fullest extent permitted by Sections 78.7502 and 78.751 of the NRS, or any successor provision of Nevada law allowing greater indemnification or advancement of expenses. To the fullest extent permitted by Section 78.138 of the NRS or any successor provision of Nevada law, no Director or officer shall be personally liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a Director or officer. No amendment to, or modification or repeal of, this Article 8 shall adversely affect any right or protection of a Director or of any officer, employee or agent of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.
ARTICLE 9.
FORUM FOR ADJUDICATION OF DISPUTES
Unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County of the State of Nevada (the “Court”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, any Director or the Corporation’s officers or employees arising pursuant to any provision of the NRS, Chapter 92A of the Nevada Revised Statutes or these Articles of Incorporation or the Bylaws, or (iv) any action asserting a claim against the Corporation, any Director or the Corporation’s officers or employees governed by the internal affairs doctrine, except, as to each of clauses (i) through (iv) above, for any claim as to which the Court determines that there is an indispensable party not subject to the jurisdiction of the Court (and the indispensable party does not consent to the personal jurisdiction of the Court within ten (10) days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court, or for which the Court does not have subject matter jurisdiction.
ARTICLE 10.
CONTROL SHAREHOLDER ACT EXCLUSIONS
The Corporation expressly elects not to be governed by Sections 78.411 through 78.444 (Combinations with Interested Stockholders) and 78.378 through 78.3793 (Acquisition of Controlling Interest), inclusive, of the NRS.

ARTICLE 11.
REGULATORY MATTERS
A.	For purposes of these Articles of Incorporation, the following terms shall have the meanings specified below:
1.	“Affiliate” (and derivatives of such term) shall have the meaning ascribed to such term under Rule 12b-2 promulgated by the SEC under the Exchange Act;
2.
“Affiliated Company” means any partnership, corporation, limited liability company, trust or other entity directly or indirectly Affiliated or under common Ownership or Control with the Corporation including, without limitation, any subsidiary, holding company or intermediary company (as those or similar terms are defined under any law or regulation issued by a Governmental Authority relating to the conduct of the Business), in each case that is registered or licensed under a Governmental Authority relating to the conduct of the Business;

3.
“Applicable Price” means a price per Equity Security determined in the sole discretion of the Board of Directors, but not less than 95% of the lesser of: (i) the Closing Market Price of the Equity Securities on the Exchange; (ii) the five-day volume weighted average price of the Equity Securities on the Exchange for the five trading days immediately prior to the closing of the Redemption or Transfer (or the average of the last bid and last asking prices if there was no trading on the specified dates), (iii) if such Equity Securities are not then listed for trading on the Exchange, then the mean between the representative bid and the ask price as quoted by another generally recognized reporting system, (iv) if such Equity Securities are not so quoted, then the average of the highest bid and lowest ask prices on such day in the domestic over-the-counter market as reported by Pink OTC Markets Inc. or any similar successor organization, and (v) if such Equity Securities are not quoted by any recognized reporting system, then the fair value thereof, as determined in good faith and in the reasonable discretion of the Board of Directors;

4.
“Business” means the conduct of any activities relating to the cultivation, manufacturing and dispensing of cannabis and cannabis-derived products, including in the United States or elsewhere, which include the owning and operating of cannabis licenses;

5.
“Closing Market Price” shall be: (i) an amount equal to the closing price of the Equity Securities on the trading day immediately prior to the closing of the Redemption or Transfer if there was a trade on the specified date and the applicable exchange or market provides a closing price; or (ii) an amount equal to the average of the last bid and last asking prices of the Equity Securities on the trading day immediately prior to the closing of the Redemption or Transfer if there was no trading on the applicable date;

6.
“Control” (and derivatives of such term) (i) with respect to any Person, shall have the meaning ascribed to such term under Rule 12b-2 promulgated by the SEC under the Exchange Act, (ii) with respect to any Interest, means the possession, directly or indirectly, of the power to direct, whether by agreement, contract, agency or otherwise, the voting rights or disposition of such Interest, and (iii) as applicable, the meaning ascribed to the term “control” (and derivatives of such term) under any law or regulation issued by a Governmental Authority relating to the conduct of the Business;

7.	“Determination Date” means the date on which the Corporation provides written notice to any stockholder that the Board of Directors has determined that such stockholder is an Unsuitable Person;
8.	“Exchange” means the Canadian Securities Exchange or the then principal securities exchange on which the Equity Securities are listed or quoted for trading, if any;
9.	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time;
10.	“Governmental Authority” or “Governmental Authorities” means any United States or foreign, federal, provincial, state, county, regional, local or municipal government, any agency, administration, board, bureau, commission, department, service, or other instrumentality or political subdivision of the foregoing, and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or monetary policy (including any court or arbitration authority) and any Exchange;
11.	“Interest” means the stock or other securities of an entity or any other interest or financial or other stake therein, including, without limitation, the Equity Securities;
12.
“Licenses” means all licenses, permits, approvals, orders, authorizations, registrations, findings of suitability, franchises, exemptions, waivers and entitlements issued by a Governmental Authority to or for the benefit of the Corporation or any Affiliated Company required for, or relating to, the conduct of the Business;

13.
“Own” or “Ownership” (and derivatives of such terms) means (i) ownership of record, (ii) “beneficial ownership” as defined in Rule 13d-3 or Rule 16a-1(a)(2) promulgated by the SEC under the Exchange Act, and (iii) as applicable, the meaning ascribed to the terms “own” or “ownership” (and derivatives of such terms) under any law or regulation issued by a Governmental Authority relating to the conduct of the Business;

14.	“Person” means an individual, partnership, corporation, company, limited or unlimited liability company, trust or any other entity;
15.
“Redemption Date” means the date on which the Corporation will redeem and pay for the Equity Securities pursuant to this Article 11. The Redemption Date will be not less than thirty (30) Trading Days following the date of the Redemption Notice unless a Governmental Authority requires that the Equity Securities be redeemed as of an earlier date or the Board of Directors determines in its reasonable discretion that the Equity Securities be redeemed as of an earlier date, in which case, the Redemption Date will be such earlier date and if there is an outstanding Redemption Notice, the Corporation will issue an amended Redemption Notice reflecting the new Redemption Date forthwith;

16.	“SEC” means the U.S. Securities and Exchange Commission.
17.
“Equity Security” or “Equity Securities” means the capital stock of the Corporation and the capital stock, member’s interests or membership interests, partnership interests or other equity securities of any Affiliated Company;

18.
“Significant Interest” means Ownership or Control of five percent (5%) or more of any class or series of Equity Securities, or such lesser percentage of Equity Securities as is determined in good faith and in the reasonable discretion of the by the Board of Directors;

19.	“Subject Stockholder” means a Person, a group of Persons acting jointly or in concert or a group of Persons who the Board of Directors reasonably determines are acting jointly or in concert;
20.
“Trading Day” means a day on which trades of any class of the Equity Securities are executed on the Exchange or the then principal securities exchange on which the Equity Securities are listed or quoted for trading;

21.	“Transfer Date” means the date on which a Transfer of Equity Securities required by the Corporation is required to be completed by the Corporation; and
22.	“Unsuitable Person” means:
a)	any Person (including a Subject Stockholder) with a Significant Interest who a Governmental Authority granting the Licenses has determined to be unsuitable to own Equity Securities;
b)	any Person (including a Subject Stockholder) with a Significant Interest whose Ownership or Control of Equity Securities may result in the loss, suspension,

revocation or non-renewal (or similar action) with respect to any Licenses or may result in in the Corporation or any Affiliated Company being unable to obtain any new Licenses in the normal course, including, but not limited to, as a result of such Person’s failure to apply for a suitability review from or to otherwise fail to comply with the requirements of a Governmental Authority, all as determined by the Board of Directors;
c)
any Person who has not been determined by the applicable Governmental Authority to be an acceptable Person or otherwise have not received the requisite consent of such Governmental Authority to own the Equity Securities within a reasonable period of time acceptable to the Board of Directors or prior to acquiring any Equity Securities, as applicable; or

d)
any Person who is deemed likely, in the sole discretion of the Board of Directors, to (A) preclude or materially delay, impede, impair, threaten or jeopardize any License held by the Corporation or any Affiliated Company or the Corporation’s or any Affiliated Company’s application for, right to the use of, entitlement to, or ability to obtain or retain, any License, (B) cause or otherwise result in, the disapproval, cancellation, termination, material adverse modification or non-renewal of any material contract to which the Corporation or any Affiliated Company is a party, or (C) cause or otherwise result in the imposition of any materially burdensome or unacceptable terms or conditions on any License of the Corporation or any Affiliated Company.

B.
Subject to Article 11(D), no Subject Stockholder may acquire Equity Securities that would result in the holding of a Significant Interest, directly or indirectly, in one or more transactions, without providing not less than 30 days’ advance written notice (or such shorter period as the Board of Directors may approve) to the Corporation by written notice to the Corporation’s head office to the attention of the secretary of the Corporation and without having received all required approvals from all Governmental Authorities.

C.
If the Board of Directors reasonably believes that a Subject Stockholder may have failed to comply with any of the provisions of Article 11(B), the Corporation may, without prejudice to any other remedy hereunder, apply to the Eighth Judicial District Court of Clark County of the State of Nevada or another court of competent jurisdiction for an order directing that the Subject Stockholder disclose the number of Equity Securities Owned.

D.	The provisions of Article 11(B) and 11(C) will not apply to the Ownership, Control, acquisition or disposition of Equity Securities as a result of:
1.	any transfer of Equity Securities occurring by operation of bankruptcy or insolvency law including, inter alia, the transfer of Equity Securities of the Corporation to a trustee in bankruptcy;
2.
an acquisition or proposed acquisition by one or more underwriters or portfolio managers who hold Equity Securities for the purposes of distribution to the public or for the benefit of a third party provided that such third party is in compliance with Article 11(B);

3.	the holding by a recognized clearing agency or recognized depositary in the ordinary course of its business; or
4.
the conversion, exchange or exercise of securities of the Corporation or an Affiliated Company (other than the Equity Securities) duly issued or granted by the Corporation or an Affiliated Company, into or for Equity Securities, in accordance with their respective terms.

E.
Following any Redemption (as defined below) of Equity Securities from an Unsuitable Person in accordance with the terms of this Article 11, the redeemed Equity Securities shall be cancelled, such Unsuitable Person or Affiliate of such Unsuitable Person shall cease to be a stockholder, member, partner or owner, as applicable, of the Corporation and/or Affiliated Company with respect to such Equity Securities, and all rights of such Unsuitable Person or Affiliate of such Unsuitable Person in such Equity Securities, other than the right to receive the Applicable Price, shall cease. In accordance with the requirements of the Redemption Notice, such Unsuitable Person or its Affiliate shall surrender the certificate(s), if any, representing the Equity Securities to be so redeemed.
F.
At the option, but not obligation, of the Corporation, and at the sole discretion of the Board of Directors, any Equity Securities directly or indirectly Owned or Controlled by an Unsuitable Person may be (i) redeemed by the Corporation (for the Applicable Price) out of funds lawfully available on the Redemption Date (a “Redemption”), or (ii) required to be transferred to a third party (a “Transferee”) for the Applicable Price and on such terms and conditions as the Board of Directors may direct (a “Transfer”, and each Equity Security subject to a Transfer, a “Transferred Share”). Equity Securities to be redeemed or mandatorily transferred pursuant to this section will be redeemed or mandatorily transferred at any time and from time to time pursuant to the terms hereof.

G.
In the case of a Redemption, the Corporation will send a written notice to the holder of the Equity Securities called for Redemption, which will set forth: (i) the Redemption Date, (ii) the number of Equity Securities to be redeemed on the Redemption Date, (iii) the Applicable Price or the formula pursuant to which the Applicable Price will be determined and the manner of payment therefor, (iv) the place where such Equity Securities (or certificate therefor, as applicable) must be surrendered, or accompanied by proper instruments of transfer (and if so determined by the Board of Directors, together with a medallion signature guarantee), and (v) any other requirement of surrender of the Equity Securities to be redeemed (the “Redemption Notice”). The Redemption Notice may be conditional such that the Corporation need not redeem the Equity Securities Owned or Controlled by an Unsuitable Person on the Redemption Date if the Board of Directors determines, in its sole discretion, that such Redemption is no longer advisable or necessary on or before the Redemption Date. If applicable, the Corporation will send a written notice confirming the amount of the Applicable Price promptly following the determination of such Applicable Price.

H.
Upon receipt by the Unsuitable Person of a Redemption Notice in accordance with Article 11(G) and surrender of the relevant share certificate, if applicable, the holder of the Equity Securities tendered for redemption (together with the applicable transfer documents) shall be entitled to receive the Applicable Price per share of redeemed Equity Securities.

I.
The Applicable Price payable in respect of the Equity Securities surrendered for Redemption during any calendar month shall be satisfied by way of cash payment no later than the last day of the calendar month following the month in which the Equity Securities were tendered for Redemption. Payments made by the Corporation of the cash portion of the Applicable Price, less any applicable taxes and any costs to the Corporation of the Redemption, are conclusively deemed to have been made upon the mailing of a check in a postage prepaid envelope addressed to the Unsuitable Person unless such check is dishonored upon presentment. Upon such payment, the Corporation shall be discharged from all liability to the former Unsuitable Person in respect of the redeemed Equity Securities.

J.
In the case of a required Transfer, the Corporation will send a written notice to the holder of the Equity Securities in question, which will set forth: (i) the Transfer Date, (ii) the number of Equity Securities to be Transferred on the Transfer Date, (iii) the Applicable Price or the formula pursuant to which the Applicable Price will be determined and the manner of payment therefor, (iv) the place where such Equity Securities (or certificate therefor, as applicable) must be surrendered, accompanied by proper instruments of transfer (and if so determined by the Board of Directors, together with a medallion signature guarantee), and (v) any other requirement in respect of the Equity Securities to be Transferred, which may without limitation include a requirement to dispose of the Equity Securities via the Exchange to a Person who would not be in violation of the provisions of this Article 11 (the “Transfer Notice”). The Transfer Notice may be conditional such that the Corporation need not require the Transfer of the Equity Securities Owned or Controlled by an Unsuitable Person on the Transfer Date if the Board of Directors determines, in its sole discretion, that such Transfer is no longer advisable or necessary on or before the Transfer Date. If applicable, the Corporation will send a written notice confirming the amount of the Applicable Price promptly following the determination of such Applicable Price.

K.	Upon receipt by the Unsuitable Person of a Transfer Notice in accordance with Article 11(J) and surrender of the relevant Equity Security certificate, if applicable (together with applicable Transfer documents), the holder of the Equity Securities tendered for Transfer shall be entitled to receive the Applicable Price per Transferred Share from the Transferee.
L.
If Equity Securities are required to be Transferred under Article 11(J), the former owner of the Equity Securities immediately before the Transfer shall by that Transfer be divested of their interest or right in the Equity Securities, and the Transferee shall be entitled to receive only the Applicable Price per Transferred Share, without interest, less any applicable taxes and any costs to the Corporation of the Transfer.

M.
Following the sending of any Redemption Notice or Transfer Notice, and prior to the completion of the Redemption or Transfer specified therein, the Corporation may refuse to recognize any other disposition of the Equity Securities in question.

N.
If the Corporation does not know the address of the former holder of Equity Securities Transferred or Redeemed hereunder, it may retain the amount payable to the former holder thereof, title to which shall revert to the Corporation if not claimed within two (2) years (and at that time all rights thereto shall belong to the Corporation).

O.
To the extent required by applicable laws, the Corporation may deduct and withhold any tax from the Applicable Price. To the extent any amounts are so withheld and are timely remitted to the applicable Governmental Authority, such amounts shall be treated for all purposes herein as having been paid to the Person in respect of which such deduction and withholding was made.

P.
All notices given by the Corporation to holders of Equity Securities pursuant to this Article 11, including a Redemption Notice or Transfer Notice, will be in writing and will be deemed given when delivered by personal service, overnight courier or first-class mail, postage prepaid, to the holder’s registered address as shown on the Corporation’s share register. Written notice may also be given personally or by facsimile or electronic mail and such notice shall be deemed to be given at the time of receipt thereof, if given personally, or at the time of transmission thereof, if given by facsimile or electronic mail.

Q.
The Corporation’s right to Redeem or Transfer Equity Securities pursuant to this Article 11 will not be exclusive of any other right the Corporation may have or hereafter acquire under any agreement or any provision of the notice of articles or the articles of the Corporation or otherwise with respect to the Equity Securities or any restrictions on holders thereof.

R.
In connection with the conduct of its or its Affiliated Companies’ Business, the Corporation may require that a Subject Stockholder provide to one or more Governmental Authorities, if and when required, information and fingerprints for a criminal background check, individual history form(s), and other information required in connection with applications for Licenses.

S.
Any Unsuitable Person and any Affiliate of an Unsuitable Person shall indemnify and hold harmless the Corporation and its Affiliated Companies for any and all losses, costs, and expenses, including attorneys’ fees, incurred by the Corporation and its Affiliated Companies as a result of, or arising out of, such Unsuitable Person’s or Affiliate’s continuing Ownership or Control of Equity Securities, the neglect, refusal or other failure to comply with the provisions of this Article 11, or failure to promptly divest itself of any Equity Securities when required by any law or regulation issued by a Governmental Authority relating to the conduct of the Business or this Article 11.

T.
The Corporation is entitled to injunctive or other equitable relief in any court of competent jurisdiction to enforce the provisions of this Article 11 and each holder of the Equity Securities of the Corporation shall be deemed to have acknowledged, by acquiring the Equity Securities of the Corporation, that the failure to comply with this Article 11 will expose the Corporation to irreparable injury for which there is no adequate remedy at law and that the Corporation is entitled to injunctive or other equitable relief to enforce the provisions of this Article 11.

U.
The Corporation’s right to Redeem or Transfer Equity Securities pursuant to this Article 11 shall not be exclusive of any other rights the Corporation may have or hereafter acquire under any agreement, provision of the bylaws or otherwise.

V.	The Board of Directors can waive any provision of this Article 11 in its sole discretion and/or if required by any applicable law or Governmental Authority.
W.
In the event that any provision (or portion of a provision) of this Article 11 or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of Article 11 (including the remainder of such provision, as applicable) will continue in full force and effect.

X.
Except as may be required by any applicable law or Governmental Authority, the Board of Directors may waive any of the rights of the Corporation or any restrictions contained in this Article 11 in any instance in which Board of Directors determines that a waiver would be in the best interests of the Corporation. The Board of Directors may terminate any rights of the Corporation or restrictions set forth in this Article 11 to the extent that the Board of Directors determines that any such termination is in the best interests of the Corporation. Except as may be required by a Governmental Authority, nothing in this Article 11 shall be deemed or construed to require the Corporation to repurchase any Equity Securities Owned or Controlled by an Unsuitable Person or an Affiliate of an Unsuitable Person.

Y.
Any newly elected or appointed Director or officer of, or nominee to any such position with, the Corporation, who is required to qualify pursuant to applicable law or Governmental Authority, shall not exercise any powers of the office to which such individual has been elected, appointed or nominated until such individual has been found qualified to hold such office or position by the applicable Governmental Authority in accordance with the applicable law or the Governmental Authority permits such individual to perform duties and exercise powers relating to any such position pending qualification, with the understanding that such individual will be immediately removed from such position by the Board of Directors if the applicable Governmental Authority determines that there is reasonable cause to believe that such individual may not be qualified to hold such position.

Z.
No holder of Equity Securities nor any other Person claiming an interest in Equity Securities shall have any claim or action against the Corporation or against any Director or officer of the Corporation, and the Corporation shall have no claim or action against any Director or officer of the Corporation, arising out of any act (including any omission to act) taken by any such director or officer pursuant to, or in intended pursuance of, the provisions of this Article 11 or any breach or alleged breach of such provisions.

ARTICLE 12
EFFECTIVE TIME
The effective time of these Articles of Incorporation shall be 12:01 a.m. (Vancouver time) on [•], 2023.

SCHEDULE C
BYLAWS
OF
PLANET 13 HOLDINGS INC.
ARTICLE I
IDENTIFICATION
1.01. Name. The name of the Corporation is PLANET 13 HOLDINGS INC.
1.02. Offices. The principal business office of the Corporation shall be established by the Board of Directors and branch or subordinate offices may be established by the Board of Directors.
1.03. Seal. The seal of the Corporation will be circular in form and mounted upon a metal die, suitable for impressing the same upon paper. The use of the seal is not necessary on any corporate document and its use or non-use shall not in any way affect the legality of the document.
1.04. Fiscal Year. The fiscal year of the Corporation will be determined by resolution of the Board of Directors.
1.05. Definitions. Certain terms used herein shall have the meaning ascribed to such terms as set forth in Schedule 1.
(a) The words “Schedule” or “Exhibit” shall mean an enumerated schedule or exhibit all of which shall be deemed attached hereto and incorporated herein by way of the specific reference or references made in these Bylaws.
(b) Each reference to a “Section” or an “Article” shall be deemed a reference to an enumerated provision of these Bylaws.
(c) Section headings are used for convenience only and shall have no interpretative effect or impact whatsoever.
(d) All the defined terms, if defined in the singular or present tense, shall also retain such general meaning if used in the plural or past tense, and if used in the plural or past tense, shall retain the general meaning if used in the singular or present tense.
(e) “Hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to these Bylaws as a whole and not to any particular Article, Section or other provision hereof.
(f) “Including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term.
ARTICLE II
CAPITAL STOCK
2.01. Consideration for Stock, Stock may be issued for such consideration, expressed in dollars, as shall be fixed from time to time by the Board of Directors. Treasury Stock may be disposed of by the Corporation for such consideration expressed in dollars as may be fixed from time to time by the Board of Directors.
2.02. Payment for Stock. The consideration for the issuance of Stock may be paid, in whole or in part, in the form of any tangible or intangible property or benefit to the Corporation. When the corporation receives the consideration for which the Board of Directors authorized the issuance of Stock, the Stock issued therefor are fully paid and non-assessable. The judgment of the Board of Directors as to the adequacy of the consideration received for Stock shall be conclusive as to all except the then existing Stockholders for whom it shall be conclusive in the absence of actual fraud in the transaction.
2.03. Certificates Representing Stock; Uncertificated Stock.
(a) Each holder of Stock is entitled to a certificate signed by the President (or a Vice President), and the Secretary (or an assistant Secretary), certifying the number of Stock owned by the Stockholder in the Corporation. provided, however, that the Board of Directors may authorize the issuance of uncertificated shares of some or all of any or all classes or series of the Corporation’s Stock. Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the

Corporation, or on the respective rights and obligations of the Stockholders. Whenever such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar (other than the Corporation), then a facsimile of the signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for Stock cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for Stock have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.
(b) Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written statement certifying the number of shares owned by him, her or it in the Corporation and, at least annually thereafter, the Corporation shall provide to such Stockholders of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent. Except as otherwise expressly provided by law, the rights and obligations of the Stockholders shall be identical whether or not their Stock are represented by certificates.
(c) Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates for Stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid. In addition to the foregoing, all certificates evidencing shares of the Corporation’s Stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the Chapter 78 of the Nevada Revised Statutes (“NRS”) and/or such other federal, state or local laws or regulations then in effect.
2.04 Transfer Agents. The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for Stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.
ARTICLE III
THE SHAREHOLDERS
3.01. Place of Stockholder Meetings. Meetings of the Stockholders shall take place at such place as may be designated by the Chair of the Board or the Board of Directors. Any meeting of the Stockholders may be held at any location in or out of the State of Nevada as may be designated in the notice of meeting. The Board of Directors may, in its sole discretion, determine that a meeting of Stockholders shall not be held at any place, but may instead be held solely by means of electronic communications, videoconferencing, teleconferencing or other available technology authorized by and in accordance with NRS 78.320.
3.02. Annual Stockholder Meeting. The Annual Stockholders’ meeting shall be held each year on such date and at such time as may be designated from time to time by the Board of Directors, which date shall be within eighteen (18) months of the last annual meeting of the stockholders or, if no such meeting has been held, the date of incorporation. At the annual meeting, directors shall be elected and such other business, if any, may be transacted as may be brought before the meeting pursuant to this Section 3.02. No business may be transacted at an annual meeting of Stockholders, other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) otherwise properly brought before the annual meeting by any Stockholder (A) who is a Stockholder of record on the date of the giving of the notice provided for in Section 3.12 and on the record date for the determination of Stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in Section 3.12.
3.03. Special Stockholder Meetings. Special Stockholders’ meetings may be called by the Board of Directors or the Chair of the Board of Directors or by Stockholders’ holding at least a majority of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the special Stockholders’ meeting.

3.04. Notice of Stockholder Meetings. Notice stating the day and hour of a Stockholders’ meeting, the means of remote communication, if any, by which stockholders and proxies shall be deemed to be present in person and vote at the meeting, unless the meeting is to be held solely by remote communication pursuant to subsection 5 of NRS 78.320, the physical location of the meeting; and, in the case of a special meeting, the purpose or purposes for which the meeting is called, must be delivered not less than ten (10) days, nor more than sixty (60) days before the date of the meeting, by or at the direction of the President, the Secretary, or the officer or Persons calling the meeting, to each Stockholder entitled to vote at the meeting. If a Stockholder gives no address, Notice shall be deemed to have been given to the Stockholder if sent to the place where the Corporation’s Registered Office is located, or if published at least once in some newspaper of general circulation in the county in which the Corporation’s Registered Office is located; provided however that the forgoing publication requirement shall not apply so long as the Corporation is a publicly traded corporation. Where Notice is required to be given and Notice of two (2) previous consecutive annual meetings or Notices of meetings or Notice of taking of action without a meeting by written consent have been mailed and addressed to a Stockholder at the address as shown on the records of the Corporation and have been returned undeliverable, the giving of further Notice to the Stockholder is not required. Waiver by a Stockholder in writing of Notice of a meeting, is equivalent to giving Notice. Attendance by a Stockholder, without objection to the Notice, whether in person or by proxy, at a meeting is a waiver of Notice of the meeting.
3.05. Stockholder Quorum. One-third (1/3) of the voting power of the Stock entitled to vote at the meeting, present and represented in person or by proxy (regardless of whether such proxies are entitled to vote on all matters), at the applicable Stockholders’ meeting shall constitute a quorum at a Stockholders’ meeting. A Stockholder may participate in a meeting of Stockholders through remote communication, including, without limitation, electronic communications, videoconferencing, teleconferencing or other available technology in accordance with NRS 78. 320and such participation shall constitute presence in person at the meeting as authorized by NRS 78.320. The Stockholders present at a duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.
3.06. Adjourned Stockholder Meetings. Any Stockholders’ meeting, whether annual or special, whether or not a quorum is present, may be adjourned from time to time by the Corporation or by the vote of a majority of the voting power, the holders of which are either present in person or represented by proxy, but in the absence of a quorum no other business may be transacted at any Stockholders’ meeting. When any Stockholders’ meeting, either annual or special, is adjourned for thirty (30) days or more, Notice of the adjourned meeting shall be given as in the case of an original meeting. As to any adjournment of less than thirty (30) days, it shall not be necessary to give any Notice of the time and place of the adjourned meeting or of the business to be transacted, other than by announcement at the meeting at which the adjournment is taken.
3.07. Entry of Notice. For so long as the Corporation is a publicly traded corporation on the record date for the meeting and the Corporation timely files, pursuant to Exchange Act, 15 U.S.C. § 78n(a), a proxy statement or an amendment thereto, containing the information described in subsection NRS 78.370, it shall be conclusive and incontrovertible evidence that due notice of the meeting was given to all Stockholders as required by Law and these Bylaws.
3.08. Voting. Except as otherwise provided by Law, only Persons in whose names Stock entitled to vote stand on the Stock registry of the Corporation on the record date fixed in accordance with Section 7.01, shall be entitled to vote at the meeting. Voting may be viva voce or by ballot; provided, however, that all elections for Directors must be by ballot upon demand by a Stockholder at any election and before the voting begins. Except as otherwise provided by Law, the Articles of Incorporation, these Bylaws, or by any Preferred Stock Designation for a series of Preferred Stock, each full Share is entitled to one vote and, when a quorum is present at the commencement of any Stockholders’ meeting, a majority of the votes cast by shares present and entitled to vote, in person or by proxy, shall decide any question brought for approval before the Stockholders’ meeting; provided, however, that Directors shall be elected by a plurality of the votes cast by the shares present and entitled to vote, in person or by proxy, at the election. Fractional Stock shall not be entitled to any voting rights whatsoever.
3.09. Consent of Absentees. The transactions of any Stockholders’ meeting, either annual or special and however called and Noticed, shall be as valid as though had at a meeting duly held after regular call and Notice if a quorum be present either in person or by proxy and if, either before or after the meeting, each of the Stockholders entitled to vote, not present in person or by proxy, signs a written waiver of Notice, or a consent to the holding of the meeting, or an approval of the minutes thereof, all such waivers, consents or approvals shall be filed with the Secretary or be made a part of the minutes of the meeting.

3.10. Action Without a Meeting. Any action required or permitted to be taken at any annual or special meeting of Stockholders may be taken upon the vote of Stockholders at an annual or special meeting duly noticed and called in accordance with the NRS, as amended from time to time, and may be taken without a meeting, without prior notice and without a vote, if a unanimous consent or consents in writing, setting forth the action so taken, are signed by all holders of the issued and outstanding shares of the relevant class(es) or series of Stock of the Corporation (other than treasury stock) entitled to vote thereon by delivery to its registered office in Nevada, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.
3.11. Proxies. Every Person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by the Person or by the Person’s duly authorized agent and filed with the Secretary; provided that no proxy shall be valid after the expiration of six (6) months from the date of its execution unless the Person executing it specified therein the length of time for which the proxy is to continue in force, which in no event shall exceed seven (7) years from the date of its execution.
3.12 Advance Notice of Stockholder Proposals and Directors Nominations by Stockholders.
(a) Annual Meetings of Stockholders.
(i) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the Stockholders may be made at an annual meeting of Stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or a committee appointed by the Board of Directors or (C) by any Stockholder who (1) was a Stockholder of record at the time the notice provided for in this Section 3.12 is delivered to the Secretary, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 3.12 or (2) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), which proposal has been included in the proxy statement for the annual meeting.
(ii) For any nominations or other business to be properly brought before an annual meeting by a Stockholder pursuant to Section 3.12(a)(ii)(C) of these Bylaws, the Stockholder must have given timely notice thereof in writing to the Secretary and must provide any updates or supplements to such notice at the times and in the forms required by this Section 3.12, and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for Stockholder action. To be timely, a Stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.
(A) as to each person whom the Stockholder proposes to nominate for election as a director of the Corporation, set forth (I) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, (II) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director of the Corporation if elected and (III) such other information regarding such person as may reasonably be requested by the Board of Directors in writing prior to the meeting of Stockholders at which such candidate’s nomination is to be acted upon in order for the Board of Directors to determine the eligibility of such candidate for nomination to be an independent director of the Corporation;

(B) with respect to each nominee for election or reelection to the Board of Directors, include the completed and signed questionnaire, representation and agreement required by Section 3.13 of these Bylaws;
(C) as to any other business that the Stockholder proposes to bring before the meeting, set forth (I) a brief description of the business desired to be brought before the meeting, (II) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), (III) the reasons for conducting such business at the meeting and any material interest in such business of such Stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (IV) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14A of the Exchange Act; and
(D) as to the Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, set forth (I) the name and address of such Stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (II) the class or series and number of Stock which are owned beneficially and of record by such Stockholder and such beneficial owner, except that such Stockholder shall in all events be deemed to beneficially own any shares of any class or series of Stock of the Corporation as to which such Stockholder has a right to acquire beneficial ownership at any time in the future, (III) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such Stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (IV) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Stockholder’s notice by, or on behalf of, such Stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying Stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Stockholder or such beneficial owner, with respect to securities of the Corporation, (V) a representation that the Stockholder is a holder of record of Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting, and (VI) a representation that the Stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to solicit proxies or votes in support of such Director nominees or nomination in accordance with Rule 14a-19 promulgated under the Exchange Act, and (2) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee.
The foregoing notice requirements of this Section3.12(a) shall be deemed satisfied by a Stockholder with respect to business other than a nomination for election as a director of the Corporation if the Stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such Stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee for election as a director of the Corporation to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.
(iii) Notwithstanding anything in the second sentence of Section 3.12(a)(ii) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors at the annual meeting is increased effective after the time period for which nominations would otherwise be due under Section3.12(a)(ii) of these Bylaws and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder’s notice required by this Section 3.12 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th day following the day on which such public announcement is first made by the Corporation.
(b) Special Meetings of Stockholders. The only business to be conducted at a special meeting of Stockholders is that brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of Stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or a committee appointed by the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any Stockholder who is a Stockholder of record at the time the notice provided for in this Section 3.12 is delivered to the Secretary, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 3.12. In the event the Corporation calls a special meeting of Stockholders for the purpose of electing one or more directors to the Board of Directors, any such Stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Stockholder’s notice required by Section 3.12(a)(ii) of these Bylaws (including the completed and signed questionnaire, representation and agreement required by Section 3.13 of these Bylaws and any other information, documents, affidavits, or certifications required by the Corporation) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.
(c) General.
(i) Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 3.12 shall be eligible to be elected at an annual or special meeting of Stockholders to serve as directors and only such business shall be conducted at a meeting of Stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 3.12. Except as otherwise provided by law, the chair of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 3.12 (including whether the Stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made or solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such Stockholder’s nominee or proposal in compliance with such Stockholder’s representation as required by Section 3.12(a)(ii)(D)(VI) of these Bylaws) and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 3.12, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 3.12, unless otherwise required by law, if the Stockholder (or a qualified representative of the Stockholder) does not appear at the annual or special meeting of Stockholders to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 3.12, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders. Without limiting the other provisions and requirements of this Section 3.12, unless otherwise required by Law, if any Stockholder (A) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (B) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, then the Corporation shall disregard any proxies or votes solicited for such Stockholders’ nominees. Upon request by the Corporation, if any Stockholder provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such Stockholder shall deliver to the Corporation, no later than five business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.
(ii) For purposes of this Section 3.12, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(iii) Notwithstanding the foregoing provisions of this Section 3.12, a Stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 3.12; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 3.12 (including clause (a)(ii)(C)) hereof and clause (b) hereof), and compliance with clauses (a)(ii)(C) and (b) of this Section 3.12 shall be the exclusive means for a Stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of clause (a)(i) hereof, business other than nominations brought properly under and in compliance with Rule 14a-8 promulgated under the Exchange Act, as may be amended from time to time). Nothing in this Section 3.12 shall be deemed to affect any rights (x) of Stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (y) of the holders of any series of Preferred Stock of the Corporation to elect directors pursuant to any applicable provisions of the Articles of Incorporation.
(iv) A Stockholder providing notice of its intent to propose business or to nominate a person for election to the Board of Directors shall update and supplement its notice to the Corporation, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.12 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5)business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).
3.13. Submission of Questionnaire, Representation, and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation, the candidate for nomination must have previously delivered (in accordance with the time periods prescribed for delivery of notice under Section 3.12 of these Bylaws), to the Secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, Share ownership and independence of such proposed nominee and (b) a written representation and agreement (in form provided by the Corporation) that such candidate for nomination (i) is not and, if elected as a director during his or her term of office, will not become a party to (A) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director and (iii) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, Share ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director of the Corporation (and, if requested by any candidate for nomination, the Secretary shall provide to such candidate for nomination all such policies and guidelines then in effect).
ARTICLE IV
THE BOARD OF DIRECTORS
4.01. Number of Directors. The number of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors but the number shall be not less than three (3) nor more than nine (9). The members of the Board of Directors need not be Stockholders.
4.02. Election. Members of the initial Board of Directors shall hold office until the first annual Stockholders’ meeting or until their successors shall have been elected and qualified. At the first annual Stockholder’s meeting and at each annual meeting thereafter, or by a written consent filed in lieu of an annual meeting, the Stockholders shall elect Directors to hold office until the time for the next succeeding annual meeting. If any annual Stockholders’ meeting is not held and a written consent in lieu of an annual meeting is not filed, or the Directors are not elected, the Directors may be elected at any special Stockholders’ meeting held for that purpose or by the filing of a special written consent. Each Director shall hold office for the term for which the Director is elected or until the Director’s successor shall be elected and qualified.
4.03. Vacancies and Removal. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock then outstanding, unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the Directors then in office and entitled to vote thereon, though less than a quorum, or by a sole remaining Director entitled to vote thereon, and if any such vacancies are not filled by the remaining Director or Directors, then such vacancy may be filled by the Stockholders. Any Director so chosen shall hold office until the next election of Directors and until his successor shall be elected and qualified. If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the Board of Directors shall have power to elect a successor to take office when the resignation is to become effective. No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of the Director’s term of office. Subject to the rights of the holders of any class or series of Preferred Stock then outstanding and except as otherwise provided in the Articles of Incorporation or these Bylaws, any Director, or the entire Board of Directors, may be removed from office by a vote of Stockholders representing not less than two-thirds of the voting power of the issued and outstanding Stock entitled to vote at an annual or special meeting duly noticed and called in accordance with the Bylaws.
4.04. Regular Meetings. Regular meetings of the Board of Directors shall be held at the times and places within or without the State of Nevada as may be designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors. No Notice of any kind to members of the Board of Directors for these regular meetings shall be necessary unless the meeting is to be held at a place other than the principal business office of the Corporation, in which case Notice of the place of the meeting shall be given as provided in Section 4.05.
4.05. Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be held at any time upon call by the President or, if the President is absent or unable or refuses to act or by any two (2) Directors. Special meetings may be held at any place within or without the State of Nevada. Notice shall be given, in the manner hereinafter provided, of each such special meeting, which Notice shall state the time and place of such meeting, but need not state the purposes thereof. Except as otherwise provided in Section 4.07, Notice of each such meeting shall be given to each Director at least two (2) days before the day on which such meeting is to be held. A written waiver of Notice, whether given before or after the meeting to which it relates, shall be equivalent to the giving of Notice of such meeting to the Director or Directors signing such waiver. Attendance of a Director at a special meeting of the Board of Directors shall constitute a waiver of Notice of such meeting, except when he or she attends the meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.
4.06. Notice of Adjourned Meetings. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned.

4.07. Waiver of Notice. The transactions of any meeting of the Board of Directors, however called and Noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and Notice, if a quorum be present, and if, either before or after the meeting, each of the Directors not present signs a written waiver of Notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.
4.08. Quorum. A majority of the authorized number of Directors, or, in the event that a flexible number of Directors is authorized by the Articles of Incorporation or these Bylaws, a majority of the exact authorized number of Directors, shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number be required by the Articles of Incorporation, these Bylaws or applicable Law.
4.09. Adjournment. A quorum of the Directors may adjourn any Directors’ meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the Directors present at any Directors’ meeting either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors.
4.10. Telephone and Electronic Meetings. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee through electronic communications, videoconferencing, teleconferencing or other available technology for which the Corporation shall have implemented reasonable measures to: verify the identity of each person participating through such means as a director or committee, as the case may be; and provide the directors or members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 4.10 constitutes presence in person at the meeting.
4.11. Action Without Meeting. Any action required or permitted to be taken by the Board of Directors under the Articles of Incorporation, these Bylaws, or under applicable Law, may be taken without a meeting if all members of the Board of Directors shall individually or collectively consent, in writing (which may include through electronic transmission) before or after the action, to the action. Any action by written consent shall have the same force and effect as a unanimous vote of all Directors. All written consents must be filed with the Secretary.
4.12. Committees. Committees designated and appointed by the Board of Directors shall function subject to and in accordance with the following regulations and procedures:
(a) Designation and Appointment. The Board of Directors may designate and appoint one or more committees under such name or names and for such purpose or function as may be deemed appropriate or under no name.
(b) Members; Alternate Members; Terms. Each committee thus designated and appointed shall consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the entire Board of Directors, replace absent or disqualified members at any meeting of that committee. If the Board of Directors has not designated alternate members to a committee, then in the absence or disqualification of a member of a committee from a meeting, the member or members thereof present at such meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at such meeting in the place of any such absent or disqualified member (“substitute member”). The members or alternate members of any such committee shall serve at the pleasure of and subject to the discretion of the Board of Directors.
(c) Authority. Each committee, to the extent provided in the resolution of the Board of Directors creating same, shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as the Board of Directors may direct and delegate, except, however, those matters which are required by statute to be reserved unto or acted upon by the entire Board of Directors.
(d) Records. Each such committee shall keep and maintain regular records or minutes of its meetings and report the same to the Board of Directors when required.

(e) Change in Number. The number of members or alternate members of any committee appointed by the Board of Directors, as herein provided, may be increased or decreased from time to time by appropriate resolution adopted by of the Board of Directors.
(f) Vacancies. Vacancies in the membership of any committee designated and appointed hereunder shall be filled by the Board of Directors, at a regular or special meeting of the Board of Directors, in a manner consistent with the provisions of this Section 4.12.
(g) Removal. Any member or alternate member of any committee appointed hereunder may be removed by the Board of Directors by the Board of Directors, whenever in its judgment the best interests of the Corporation will be served thereby.
(h) Meetings. The time, place and notice (if any) of committee meetings shall be determined by the members of such committee.
(i) Quorum; Requisite Vote. At meetings of any committee appointed hereunder, a majority of the number of members designated by the Board of Directors to such committee shall constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum, alternate members or substitute members acting in the place of members at a meeting shall be counted to the same extent as the members of the committee they are replacing; provided, however, that for purposes of determining the presence of a quorum, alternate members and substitute members (whether or not acting in the place of members at a meeting) shall not be included in the number of members designated by the Board of Directors to such committee. The act of a majority of the members (and to if acting in the place of members, alternate members or substitute members) of the committee present at any meeting at which a quorum is present shall be the act of such committee, except as otherwise specifically provided by statute. If a quorum is not present at a meeting of such committee, the members of such committee present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.
(j) Compensation. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, compensation for members and alternate members of any committee appointed pursuant to the authority hereof may be authorized by the Board of Directors or by a committee specifically authorized by the Board of Directors to authorize compensation.
(k) Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of such committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall become a part of the record of such committee.
4.13. Organization and Chair of the Board. The Board of Directors may elect one or more Directors to be its chair (the “Chair of the Board”) and such position may be held by two or more persons as co-Chairs. Meetings of the Board of Directors shall be presided over by the Chair of the Board, or in the absence of the Chair of the Board by Chief Executive Officer, or in his or her absence by a chair chosen at the meeting. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chair of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chair of the meeting.
4.14. Fees and Compensation. Directors shall not receive any stated salary for their services as Directors or as members of committees, but, by resolution of the Board of Directors, a fixed fee or equity-based compensation, with or without expenses of attendance, may be allowed to Directors for the Director’s services. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation therefor.
ARTICLE V
THE OFFICERS
5.01. Officers. The officers of the Corporation shall be a President, a Secretary and a Treasurer, and may include a Chief Executive Officer or Officers, a General Counsel, Chief Financial Officer, and each of them shall be appointed by the Board of Directors. The Corporation may also have such other executive officers, including one (1) or more Vice Presidents, one (1) or more assistant Secretaries and one (1) or more assistant Treasurers, and subordinate officers as may be appointed in accordance with the provisions of Section 5.03. Officers need not be Directors. Any person may hold two (2) or more offices and any office may be held by two or more persons as co-office holders.
5.02. Appointment. The officers of the Corporation, except those officers as may be appointed in accordance with the provisions of Section 5.03 or Section 5.05, shall be appointed annually by the Board of Directors, and each shall hold office until the officer shall resign or shall be removed or otherwise disqualified to serve, or the officer’s successor shall be elected and qualified; provided that officers may be appointed at any time by the Board of Directors, or, as permitted by Section 5.03, by the President, for the purpose of initially filling an office or filling a newly created or vacant office.
5.03. Subordinate Officers. The Board of Directors may appoint, and may empower the Chief Executive Officer to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for the term, have the authority and perform the duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.
5.04. Removal and Resignation. Any officer may, subject to any contractual arrangements between the officer and the Corporation, be removed, either with or without cause, by a majority of the Directors in office at the time, at any regular or special meeting of the Board of Directors, or, except in case of an officer chosen by the Board of Directors, by the President or any other officer upon whom the power of removal may be conferred by the Board of Directors. Any officer may resign at any time by giving written Notice to the Board of Directors or to the President, or to the Secretary. Any resignation shall take effect at the date of the receipt of the Notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.
5.05. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.
5.06 Chief Executive Officer. The Board of Directors may elect a Chief Executive Officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and shall perform such other duties and have such other powers which are delegated to him or her by the Board of Directors, these Bylaws or as may be provided by law. The Chief Executive Officer shall preside at all meetings of the Stockholders, and, in the absence of the Chair of the Board, or vice Chair, or officer, if any, senior to the President, at all meetings of the Board of Directors.
5.07 Chief Financial Officer. The Board of Directors may elect a Chief Financial Officer. The Chief Financial Officer shall in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors if any, these Bylaws or as may be provided by law.
5.08 President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chief Executive Officer(s), if any, or an officer senior to the President, if there be such an officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall have the general powers and duties of management usually vested in the office of president of a corporation, and such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.
5.09. General Counsel. The Board of Directors may elect a General Counsel. The General Counsel shall act as an officer of the Company. The General Counsel shall have the general powers and duties usually vested in a general counsel of a corporation, and such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.
5.10 Vice Presidents. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, the President or the officer, if any, senior to the President, shall perform all the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and perform such other duties as may be prescribed for them respectively by the Board of Directors, the President, the officer, if any, senior to the President or these Bylaws.

5.11. Secretary. The Secretary shall keep or cause to be kept, at the Registered Office, the principal business office or such other place as the Board of Directors may order, a book of minutes of all meetings of Directors and Stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the Notice thereof given, the names of those present at Directors’ meetings, the number of Stock present or represented at Stockholders’ meetings, and the proceedings thereof. The Secretary shall give, or cause to be given, Notice of all the meetings of the Stockholders and of the Board of Directors and written consents in lieu thereof required by these Bylaws or by Law to be given, and shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors, the President or these Bylaws.
5.12. Treasurer. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and Stock. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all times be open to inspection by any Director. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Board of Directors, whenever they request it, an account of all transactions as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors, the President or these Bylaws. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of office of Treasurer and for the restoration to the Corporation, in case of death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer’s possession or under the Treasurer’s control belonging to the Corporation.
5.13. Transfers of Authority. In case of the absence of any officer of the Corporation, or for any reason that the Board of Directors may consider sufficient, the Board of Directors may transfer the powers or duties of that Officer to any other officer or to any Director or employee of the Corporation, provided a majority of the full Board of Directors concurs.
ARTICLE VI
INDEMNIFICATION
6.01 Indemnification. The Corporation shall indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed Action or Proceeding, whether civil, criminal, administrative or investigative (other than an Action or Proceeding by or in the right of the Corporation) by reason of the fact that the Person is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid or owed in settlement actually and reasonably paid or incurred by the Person or rendered or levied against the Person in connection with such Action or Proceeding if the Person acted in good faith and in a manner the Person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal Action or Proceeding, had no reasonable cause to believe the Person’s conduct was unlawful. The termination of any Action or Proceeding by Order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not act in good faith and in a manner which the Person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal Action or Proceeding, had reasonable cause to believe that the Person’s conduct was unlawful.
6.02 Derivative Actions. The Corporation may indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed Action or Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the Person is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys’ fees, actually and reasonably paid or incurred by the Person in connection with the defense or settlement of such Action or Proceeding if the Person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for misfeasance or nonfeasance in the performance of the Person’s duty to the Corporation unless and only to the extent that, despite the adjudication of liability but in view of all circumstances of the case, such Person fairly and equitably merits indemnification.
6.03 Expenses. If a Person who may be entitled to indemnification by the Corporation under this Section is or has been successful on the merits or otherwise in defense of any Action or Proceeding referred to in Sections 6.01 and 6.02, or in defense of any claim, issue or matter therein, the Person shall be indemnified against expenses, including attorneys’ fees, actually and reasonably paid or incurred by the Person in connection therewith.
6.04 Authorization. Any indemnification under Sections 6.01 and 6.02 shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because the Person has met the applicable standard of conduct set forth in Sections 6.01 and 6.02. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Action or Proceeding, or (ii) if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs, by either independent legal counsel in a written opinion, or the Stockholders, or (iii) if required by Law, by the court in which such Action or Proceeding was brought or another court of competent jurisdiction.
6.05 Advancement of Expenses. Expenses incurred in defending a civil or criminal Action or Proceeding may be paid by the Corporation in advance of the final disposition of such Action or Proceeding if such payment is authorized in the manner provided in Section 6.04 upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount unless it shall ultimately be determined that the Person is entitled to be indemnified by the Corporation as authorized in this Section.
6.06 Non-exclusivity. The indemnification provided by this Section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in the Person’s official capacity and as to action in another capacity while holding such office, shall continue as to a Person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such Person. The Corporation shall have power to purchase and maintain insurance on behalf of any Person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against the Person and incurred by the Person in any such capacity, or arising out of the Person’s status as such, whether or not the Corporation would have the power to indemnify the Person against such liability under the provisions of this Section.
6.07 Other Definitions. For purposes of this Article VI, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a Person who acted in good faith and in a manner such Person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VI.
6.08 Continuation of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to this Article VI shall continue as to a Person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such Person. No amendment to or repeal of this Article VI shall apply to or have any effect on, the rights of any Director, officer, employee or agent under this Article VI which rights come into existence by virtue of acts or omissions of such Director, officer, employee or agent occurring prior to such amendment or repeal.
ARTICLE VII
MISCELLANEOUS
7.01. Record Date and Closing Share Register. The Board of Directors may fix a time in the future, as a record date for the determination of the Stockholders entitled to Notice of and to vote at any meeting of Stockholders, or entitled to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion or exchange of Stock. The record date so fixed shall not be more than sixty (60) nor less than ten (10) days prior to the date of the meeting or event for the purposes of which it is fixed. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting, and a new record date must be fixed if the adjourned meeting is more than sixty (60) days after the date for which the meeting was originally noticed. If a record date for a meeting of stockholders is fixed by the Board of Directors, the record date must be so fixed pursuant to a resolution adopted by the Board of Directors; and must not precede the day on which the resolution is adopted by the Board of Directors, regardless of the effective date of the resolution. When a record date is so fixed, only Stockholders of record on that date shall be entitled to Notice of and to vote at the meeting, or to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any Stock on the books of the Corporation after the record date. The Board of Directors may close the books of the Corporation against transfers of Stock during the whole or any part of any the sixty (60) day period.
7.02. Inspection of Corporate Records. The Share ledger or duplicate Share ledger, copies of the Articles of Incorporation and the Bylaws, shall be open to inspection of any person who has been a Stockholder of record of the Corporation for at least 6 months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5 percent of all of its outstanding Stock, upon at least 5 days’ written demand for a purpose reasonably related to his interests as a Stockholder accompanied by an affidavit to the Corporation stating that the inspection is not desired for any purpose not related to his or her interest as a Stockholder. The right to inspect shall include the right to make extracts and copies. The Corporation may impose a reasonable charge to recover the costs of labor and materials and costs to produce such copies furnished to the Stockholder. The inspection may be made in person or by an agent or attorney, and if by agent or attorney the demand to inspect must be accompanied by a power of attorney executed by the Stockholder which authorizes the agent or attorney to inspect the corporate records on behalf of the Stockholder.
7.03. Checks, Drafts, etc. All checks, drafts, bonds, bills of exchange, or other orders for payment of money, notes, or other evidences of indebtedness issued in the name of or payable to the Corporation shall be signed or endorsed by such Person or Persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.
7.04. Contracts, etc., How Executed. The Board of Directors, except as in these Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument or document in the name of and on behalf of the Corporation, and the authority may be general or confined to specific instances. Unless otherwise specifically determined by the Board of Directors or otherwise required by Law, formal contracts, promissory notes and other evidences of indebtedness, deeds of trust, mortgages and corporate instruments or documents requiring the corporate seal, and certificates for shares of stock owned by the Corporation shall be executed, signed or endorsed by the President (or any Vice President) and by the Secretary (or any assistant Secretary) or the Treasurer (or any assistant Treasurer). The Board of Directors may, however, authorize any one (1) of these officers to sign any of such instruments, for and on behalf of the Corporation, without necessity of countersignature; may designate officers or employees of the Corporation, other than those named above, who may, in the name of the Corporation, sign such instruments; and may authorize the use of facsimile signatures for any of such Persons. No officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount except as specifically authorized in these Bylaws or by the Board of Directors in accordance with these Bylaws.
7.05. Lost Certificates of Stock. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, or stolen, upon the making of an affidavit of that fact by the Person claiming the certificate of Stock to be lost or destroyed. When authorizing the issue of a new certificate or certificates, the Board of Directors may, in its discretion, and as a condition precedent to the issuance thereof, require the owner of the lost or destroyed certificate or certificates, or the Stockholder’s legal representative, to advertise the same in any manner as it shall require or give the Corporation a bond in any sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed, or both.
7.06. Representation of Stock. The President (or any Vice President) and the Secretary (or any assistant Secretary) of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all Stock of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to these officers to vote or represent on behalf of this Corporation any and all Stock held by this Corporation in any other corporation or corporations may be exercised either by these officers in person or by any Persons authorized so to do by proxy or power of attorney duly executed by these officers.

ARTICLE VIII
AMENDMENTS
8.01. Power of Directors and Stockholders. These Bylaws may be adopted, amended, or repealed by the Board of Directors. Stockholders may also adopt, amend, or repeal the Bylaws, provided that, except as otherwise provided by Law, the Articles of Incorporation, these Bylaws, or by any Preferred Stock Designation for a series of Preferred Stock, such action shall be approved by two-thirds of the votes cast by shares present and entitled to vote, in person or by proxy.
SCHEDULE 1
GLOSSARY OF DEFINED TERMS
“Action or Proceeding” shall mean any claim, action, suit, proceeding, arbitration or Government Authority investigation.
“Articles of Incorporation” shall mean the articles of incorporation of the Corporation as defined by NRS 78.010(1)(b) on file with the Secretary of State of Nevada.
“Bylaws” shall mean these Bylaws as originally adopted and as amended from time to time.
“Board of Directors” shall mean the board of Directors of the Corporation.
“Chair of the Board” shall mean the Person elected by the Board of Directors to be chairman of the Board of Directors.
“Chief Executive Officer” shall mean the Person elected by the Board of Directors to be chief executive officer.
“Chief Financial Officer” shall mean the Person elected by the Board of Directors to be chief financial officer.
“Corporation” shall refer to PLANET 13 HOLDINGS INC., a Nevada corporation.
“Director” shall mean a member of the Board of Directors.
“Exchange Act” shall have the meaning ascribed to it in Section 3.12(a).
“Government Authority” shall mean any court, tribunal, arbitrator, authority, administrative or other agency, commission, official or other authority or instrumentality of the United States or any state, county, city or other political subdivision.
“Laws” shall mean all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States or any other jurisdiction applicable to the Corporation or any state, county, city or other political subdivision or of any Government Authority.
“Notice” shall mean a written notice or other form of communication personally delivered or sent by facsimile, overnight delivery, registered or certified mail, return receipt requested or by electronic transmission, if permitted. Notice shall be effective: (a) if personally delivered, when delivered; (b) if by facsimile, on the day of transmission thereof on a proper facsimile machine with confirmed answerback; (c) if by overnight delivery, the day after delivery thereof to a reputable overnight courier service, delivery charges prepaid; (d) if mailed, at midnight on the third business day after deposit in the mail, postage prepaid; (e) if by electronic transmission, when directed to the e-mail address of the Person appearing on the records of the Corporation.
“NRS” shall have the meaning ascribed to it in Section 2.03.
“Order” shall mean any writ, judgment, decree, injunction or similar order of any Government Authority (in each case whether preliminary or final).
“Person” shall mean any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, estate, association, Government Authority or other entity of whatever nature.
“Preferred Stock” shall have the meaning ascribed to it in the Articles of Incorporation.
“Preferred Stock Designation” shall have the meaning ascribed to it in the Articles of Incorporation.
“President” shall mean the individual appointed by the Board of Directors to serve as president of the corporation.
“Registered Office” shall have the meaning ascribed to such term in NRS 78.10(1)(e).

“Secretary” shall mean the individual appointed by the Board of Directors to serve as secretary of the corporation.
“Stock” shall mean a share of capital stock in the Corporation.
“Stockholder”, and any term of like import, shall include all Persons entitled to vote the Stock held by a Stockholder, unless the context in which the term is used indicates that a different meaning is intended.
“Treasurer” shall mean the individual appointed by the Board of Directors to serve as treasurer of the corporation.
“Vice President” shall mean an individual appointed as such by the Board of Directors.
“Voting Commitment” shall have the meaning ascribed to it in Section 3.13.

CERTIFICATE OF SECRETARY
OF
PLANET 13 HOLDINGS INC.
I,       , hereby certify:
1. That I am the duly elected Secretary of PLANET 13 HOLDINGS INC.
2. That the foregoing Bylaws, comprising thirty-one (31) pages, excluding this page, are the Bylaws of PLANET 13 HOLDINGS INC. as duly adopted at a Stockholders’ Meeting held on the     day of          , 2023.
IN WITNESS WHEREOF, I have subscribed my name this  day of   , 2023.

, Secretary

APPENDIX “C”
SECTIONS 237 TO 247
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
Shareholders each have the right to dissent in respect of the Arrangement in accordance with Division 2 of Part 8 (Sections 237 to 247) of the BCBCA. Such rights of dissent are described in the Proxy Statement under the heading “The Arrangement– Dissent Rights”. The full text of Sections 237 to 247 of the BCBCA is set forth below:
Definitions and application
237 (1) In this Division:
“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;
“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;
“payout value” means,
(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,
(b)
in the case of a dissent in respect of an arrangement approved by a court order made under section 291(2)(c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)
in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)
in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that
(a)	the court orders otherwise, or
(b)	in the case of a right of dissent authorized by a resolution referred to in section 238(1)(g), the court orders otherwise or the resolution provides otherwise.
Right to dissent
238 (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:
(a)	under section 260, in respect of a resolution to alter the articles
(i)	to alter restrictions on the powers of the company or on the business the company is permitted to carry on,
(ii)	without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company's community purposes within the meaning of section 51.91, or
(iii)	without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;
(b)	under section 272, in respect of a resolution to adopt an Nevada Domestication agreement;
(c)	under section 287, in respect of a resolution to approve an Nevada Domestication under Division 4 of Part 9;
(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;
(e)	under section 301(5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;
(g)	in respect of any other resolution, if dissent is authorized by the resolution;
(h)	in respect of any court order that permits dissent.
(1.1) A shareholder of a company, whether or not the shareholder's shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.
(2) A shareholder wishing to dissent must
(a)	prepare a separate notice of dissent under section 242 for
(i)	the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and
(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,
(b)	identify in each notice of dissent, in accordance with section 242(4), the person on whose behalf dissent is being exercised in that notice of dissent, and
(c)	dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.
(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must
(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and
(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.
Waiver of right to dissent
239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.
(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must
(a)	provide to the company a separate waiver for
(i)	the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and
(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and
(b)	identify in each waiver the person on whose behalf the waiver is made.
(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to
(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and
(b)
any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.
Notice of resolution
240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,
(a)	a copy of the proposed resolution, and
(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.
(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,
(a)	a copy of the proposed resolution, and
(b)	a statement advising of the right to send a notice of dissent.
(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,
(a)	a copy of the resolution,
(b)	a statement advising of the right to send a notice of dissent, and
(c)	if the resolution has passed, notification of that fact and the date on which it was passed.
(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.
Notice of court orders
241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent
(a)	a copy of the entered order, and
(b)	a statement advising of the right to send a notice of dissent.
Notice of dissent
242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238(1)(a), (b), (c), (d), (e) or (f) or (1.1) must,
(a)
if the company has complied with section 240(1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240(3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or
(c)	if the company has not complied with section 240(1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of
(i)	the date on which the shareholder learns that the resolution was passed, and

(ii)	the date on which the shareholder learns that the shareholder is entitled to dissent.
(2) A shareholder intending to dissent in respect of a resolution referred to in section 238(1)(g) must send written notice of dissent to the company
(a)	on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or
(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.
(3) A shareholder intending to dissent under section 238(1)(h) in respect of a court order that permits dissent must send written notice of dissent to the company
(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or
(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.
(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:
(a)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)	the names of the registered owners of those other shares,
(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and
(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;
(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and
(i)	the name and address of the beneficial owner, and
(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.
(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.
Notice of intention to proceed
243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,
(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of
(i)	the date on which the company forms the intention to proceed, and
(ii)	the date on which the notice of dissent was received, or
(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.
(2) A notice sent under subsection (1)(a) or (b) of this section must
(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and
(c)	advise the dissenter of the manner in which dissent is to be completed under section 244.
Completion of dissent
244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,
(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,
(b)	the certificates, if any, representing the notice shares, and
(c)	if section 242(4)(c) applies, a written statement that complies with subsection (2) of this section.
(2) The written statement referred to in subsection (1)(c) must
(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and
(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out
(i)	the names of the registered owners of those other shares,
(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and
(iii)	that dissent is being exercised in respect of all of those other shares.
(3) After the dissenter has complied with subsection (1),
(a)	the dissenter is deemed to have sold to the company the notice shares, and
(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.
(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.
(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.
(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.
Payment for notice shares
245 (1) A company and a dissenter who has complied with section 244(1) may agree on the amount of the payout value of the notice shares and, in that event, the company must
(a)	promptly pay that amount to the dissenter, or
(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.
(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may
(a)
determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244(1), and
(c)	make consequential orders and give directions it considers appropriate.
(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must
(a)
pay to each dissenter who has complied with section 244(1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.
(4) If a dissenter receives a notice under subsection (1)(b) or (3)(b),
(a)
the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)
if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that
(a)	the company is insolvent, or
(b)	the payment would render the company insolvent.
Loss of right to dissent
246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:
(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;
(b)	the resolution in respect of which the notice of dissent was sent does not pass;
(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;
(d)	the notice of dissent was sent in respect of a resolution adopting an Nevada Domestication agreement and the Nevada Domestication is abandoned or, by the terms of the agreement, will not proceed;
(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;
(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;
(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;
(h)	the notice of dissent is withdrawn with the written consent of the company;
(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights
247 If, under section 244(4) or (5), 245(4)(a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,
(a)
the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244(1)(b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244(6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and;
(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

Appendix “D”
Interim Order
SUPREME COURT OF BRITISH COLUMBIA VANCOUVER REGISTRY JUN 20 2023
No. S-234404 Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA
IN THE MATTER OF SECTION 288 OF THE BRITISH COLUMBIA
BUSINESS CORPORATIONS ACT, S.B.C. 2002, C.57, AS AMENDED
AND
IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
PLANET 13 HOLDINGS INC. and its SECURITYHOLDERS
PLANET 13 HOLDINGS INC.
PETITIONER
ORDER MADE AFTER APPLICATION
(INTERIM ORDER)
BEFORE	MASTER	) ) ) )	JUNE 20, 2023
ON THE APPLICATION of the Petitioner, Planet 13 Holdings Inc. (“Planet 13”), coming on for hearing without notice, at 800 Smithe Street Vancouver, British Columbia on June 20, 2023, for an Interim Order pursuant to section 291 of the Business Corporations Act, S.B.C. 2002, c. 57, as amended (the “BCBCA”), in connection with a proposed arrangement (the “Arrangement”) with Planet 13's shareholders (“Shareholders”), optionholders (“Optionholders”), and restricted share unit holders (“RSU Holders” and together with Shareholders and Optionholders, the “Securityholders”) to be effected on the terms and subject to the conditions set out in the plan of arrangement (the “Plan of Arrangement”);and
ON HEARING Samuel Bogetti, counsel for the Petitioner; AND UPON READING the petition filed herein on June 16, 2023, Affidavit #1 of Dennis Logan made June 14, 2023 and filed herein (“Logan Affidavit #1”), and Affidavit #1 of Lucy Schilling, made June 16, 2023 (“Schilling Affidavit #1”) and filed herein; and
UPON HEREBY BEING INFORMED that it is the intention of the parties to rely on Section 3(a)(10) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) as the basis for an exemption from the registration requirements of the U.S. Securities Act with respect to the issuance and exchange of securities under the proposed Plan of Arrangement based on the Court's approval of the Plan of Arrangement and determination that the Plan of Arrangement is substantively and procedurally fair and reasonable to affected securityholders of Planet 13;
THIS COURT ORDERS THAT:
DEFINITIONS
1.
Unless otherwise defined herein, terms beginning with capital letters have the meanings ascribed to them in the draft Notice of Annual General and Special Meeting (the “Notice of Meeting”) of the Shareholders and Proxy Statement of Planet 13 Holdings Inc. (together, the “Circular”) attached as Exhibit “A” to Schilling Affidavit #1.

THE MEETING
2.
Pursuant to Sections 186 and 288 - 291 of the BCBCA, Planet 13 is authorized and directed to call, hold, and conduct an annual general and special meeting (the “Meeting”) of its shareholders (the “Shareholders”) to be held Thursday, July 27, 2023 at 12:00 p.m. (Pacific Daylight Time) at 2548 West Desert Inn Road, Las Vegas, Nevada and via live webcast at www.virtualshareholdersmeeting.com/PLNHF2023, or at such other time and location or virtual format as Planet 13 may advise upon reasonable notice sent to the Shareholders by one of the methods specified in paragraph 10 of this Interim Order, as determined to be the most appropriate method of communications by the board of directors of Planet 13, to inter alia:

(a)
consider, and if deemed appropriate, pass a special resolution (the “Arrangement Resolution”), substantially in the form attached as Exhibit “F” to Schilling Affidavit #1, approving and adopting, with or without variation, the Arrangement involving Planet 13 and its Securityholders, as set forth in the Plan of Arrangement, a copy of which is attached as Exhibit “B” to Schilling Affidavit #1; and

(b)	transact such further and other business as is contemplated by the Circular or as may properly come before the Meeting or any adjournment or postponement thereof.
3.
The Meeting will be called, held and conducted in accordance with the Notice of Meeting, the BCBCA, applicable securities laws, and the articles of Planet 13, subject to the terms of this Interim Order and any further order of this Court, and the rulings and directions of the chair of the Meeting, such rulings and directions not to be inconsistent with this Interim Order.

ADJOURNMENT OF MEETING
4.
Notwithstanding the provisions of the BCBCA and the articles of Planet 13, Planet 13, if it deems advisable, is specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or first obtaining any vote of the Shareholders respecting such adjournment or postponement and without the need for approval of the Court. Notice of any such adjournments or postponements shall be given by news release, press release, newspaper advertisement, or by notice sent to the Shareholders by one of the methods specified in paragraph 10 of this Interim Order, as determined by the board of directors of Planet 13 to be the most appropriate method of communication.

5.
At any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the subsequent reconvening of the Meeting.

AMENDMENTS
6.
Prior to the Meeting, Planet 13 is authorized to make such amendments, revisions or supplements to the Plan of Arrangement or Circular without any additional notice to or authorization of any Shareholders or further orders of this Court and the Arrangement, Plan of Arrangement, or Circular as so amended, revised or supplemented will be the Arrangement, Plan of Arrangement, or Circular which is submitted to the Meeting and which will thereby become the subject of the Arrangement Resolution.

RECORD DATE
7.
The record date for determining the Shareholders entitled to receive the Notice of Meeting, Circular, form of proxy or voting instruction form, and Notice of Hearing of Petition for Final Order, all as applicable, for use by the Shareholders (collectively, the “Meeting Materials”), and to attend and vote at the Meeting shall be the close of business on June 5, 2023 (the “Record Date”), or such other date as the directors of Planet 13 may determine in accordance with the articles of Planet 13 and the BCBCA and disclose in the Meeting Materials.

8.	The Record Date will not change in respect of adjournments or postponements of the Meeting, unless Planet 13 determines that it is advisable.
NOTICE OF MEETING
9.
The Circular is hereby declared to represent sufficient and adequate disclosure, including for the purpose of section 290(1)(a) of the BCBCA, and Planet 13 will not be required to send the Shareholders or Securityholders any other additional statement pursuant to section 290(1)(a) of the BCBCA.

10.
The Meeting Materials, in substantially the same form as attached to Schilling Affidavit #1 as Exhibits “A”, “B”, “E”, “F” and “G” with such deletions, amendments, or additions thereto as counsel for Planet 13 may advise are necessary or desirable, and as are not inconsistent with the terms of this Interim Order, will be sent:

(a)
to Registered Shareholders (those Shareholders whose names appear on the securities register of Planet 13 as the owner of Planet 13 Shares) determined as at the Record Date, at least twenty-one 21 days before the date of the Meeting, excluding the date of mailing, delivery, or transmittal and the date of the Meeting, by one (1) or more of the following methods:

i.	prepaid ordinary, first class or air mail addressed to each Registered Shareholder at his, her, their, or its, address as it appears in the applicable records of Planet 13 as at the Record Date;
ii.	by delivery in person or by delivery to the addresses specified in paragraph 10(a)(i) above; or
iii.
by e-mail or facsimile transmission (together, “Electronic Transmission”) to any Registered Shareholder who identifies himself, herself, their self, or itself to the satisfaction of Planet 13, acting through its representatives, who request such Electronic Transmission;

(b)
to Non-Registered Shareholders (those Shareholders whose names do not appear on the securities register of Planet 13 as the owner of Planet 13 Shares), by providing, in accordance with National Instrument 54-101-Communication with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators, the requisite number of copies of the Meeting Materials to intermediaries and registered nominees to facilitate the distribution of the Meeting Materials to non-registered Shareholders;

(c)
to the directors and auditor of Planet 13 by personal delivery, Electronic Transmission, or by mailing the Meeting Materials by prepaid ordinary mail to such persons at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing, delivery, or transmittal and the date of the Meeting;

and substantial compliance with this paragraph will constitute good and sufficient notice of the Meeting.
11.
The Meeting Materials need not be sent to Registered Shareholders where mail previously sent to such holder by Planet 13 or its registrar or transfer agent has been returned to Planet 13 or its registrar or transfer agent on two or more previous consecutive occasions.

12.
The Circular and Notice of Hearing of Petition for Final Order, in substantially the same forms as contained in Exhibits “A” and “G”, respectively, to Schilling Affidavit #1, with such deletions, amendments or additions thereto as counsel for Planet 13 may advise are necessary or desirable, provided that such amendments are not inconsistent with the terms of this order (the “Notice Materials”), shall be sent by prepaid ordinary mail or Electronic Transmission to the Optionholders and RSU Holders determined as at the Record Date, at least twenty-one (21) days prior to the date of the Meeting.

13.
Provided that the Notice of Meeting is given and the Meeting Materials or Notice Materials are provided to the Securityholders, as applicable, and other persons entitled thereto in compliance with this Interim Order, the requirement of Section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement is waived.

14.
The accidental failure or omission by Planet 13 to give notice to any one or more persons entitled thereto, or non-receipt of such notice by one or more persons entitled thereto, or any failure or omission to give such notice as a result of events beyond the reasonable control of Planet 13 (including, without limitation, any inability to use postal services) shall not constitute a breach of this Interim Order or a defect in the calling of the Meeting and shall not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the attention of Planet 13, then it shall use reasonable best efforts to rectify such failure or omission by the method and in the time most reasonably practicable in the circumstances.

DEEMED RECEIPT OF NOTICE
15.
The Meeting Materials and Notice Materials, including the Notice of Hearing of Petition for Final Order, and any amendments, modifications, updates or supplements thereto, and any notice of adjournment or postponement of the Meeting, will be deemed, for the purposes of this Interim Order, to have been received:

(a)	in the case of mailing, at the time specified in the articles of Planet 13, being the day (Saturdays, Sundays and holidays excepted) following the date of mailing;
(b)	in the case of courier delivery, one business day after acceptance by the courier service;

(c)	in the case of delivery in person, upon receipt thereof at the intended recipient’s address;
(d)	in the case of Non-Registered Shareholders, two days after delivery thereof to intermediaries or registered nominees;
(e)	in the case of delivery by Electronic Transmission, on the day of transmission thereof;
(f)	in the case of advertisement, at the time of publication of the advertisement; and
(g)	in the case of electronic filing on SEDAR, upon the transmission thereof.
UPDATING MEETING AND NOTICE MATERIALS
16.
Notice of any amendments, modifications, updates or supplements to any of the information provided in the Meeting Materials or Notice Materials may be communicated, at any time prior to the Meeting, to the Securityholders, as applicable, by press release, news release, newspaper advertisement, or by notice sent to the Securityholders by any of the means set forth in paragraph 10 or 12, as applicable, as determined to be the most appropriate method of communication by the board of directors of Planet 13.

QUORUM AND VOTING
17.	The quorum required at the Meeting shall be the quorum required by the articles of Planet 13, being one person present or represented by proxy at the Meeting.
18.	Each Planet 13 Share entitled to be voted at the Meeting will entitle the holder thereof to one vote at the Meeting.
19.
The vote required to pass the Arrangement Resolution shall be the affirmative vote of at least two-thirds (66 2/3%) of the votes cast by Shareholders present in person or represented by proxy at the Meeting, and entitled to vote at the Meeting, voting together as a single class.

20.	For the purposes of the Meeting, any spoiled votes, illegible votes, defective votes, and abstentions shall be deemed not to be votes cast.
21.	In all other respects, the terms, restrictions, and conditions of the articles of Planet 13 will apply in respect of the Meeting.
PERMITTED ATTENDEES
22.
The persons entitled to attend the Meeting will be (i) the registered Planet 13 Shareholders as of the close of business in Vancouver, British Columbia on the Record Date, or their respective proxyholders; (ii) the officers, directors, auditor, assistant secretary, and advisors of Planet 13; and (iii) such other persons who receive the invitation or consent of the Chairman of the Meeting.

VOTING AT THE MEETING
23.
The only persons permitted to vote at the Meeting will be Registered Shareholders appearing on the records of Planet 13 as of the Record Date and their valid proxy holders as described in the Circular and as determined by the Chairman of the Meeting upon consultation with the Scrutineer (as defined below) and legal counsel to Planet 13.

SCRUTINEER
24.	A representative of the Carideo Group, or such other person as may be designated by Planet 13, will be authorized to act as inspector of election and scrutineer for the Meeting (the “Scrutineer”).
PROXY SOLICITATION
25.
Planet 13 is authorized to use the form of proxy (in substantially the same form as attached as Exhibit “E” to Schilling Affidavit #1) and voting instruction form, as applicable, in connection with the Meeting, subject to Planet 13’s ability to insert dates and other relevant information in the form thereof and to make such non-substantive changes as Planet 13 or its legal counsel may advise are necessary or appropriate.

26.
Planet 13 is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for the purpose, and by mail or such other forms of personal or electronic communication as it may determine.

27.
The procedure for the use of proxies at the Meeting will be as set out in the Meeting Materials. Planet 13 may in its discretion waive the time limits for the deposit of proxies by the Shareholders if Planet 13 deems it advisable to do so, such waiver to be endorsed on the proxy by the initials of the Chair of the Meeting.

DISSENT RIGHTS
28.
Each Registered Shareholder as of the Record Date shall have the right to dissent in respect of the Arrangement Resolution in accordance with the provisions of sections 237-247 of the BCBCA, as modified by the terms of this Interim Order and the Plan of Arrangement. A Non-Registered Shareholder of Planet 13 Shares held in the name of a broker, custodian, trustee, nominee, or other intermediary who wishes to dissent must make arrangements for the Registered Shareholder to dissent on behalf of the beneficial holder of Planet 13 Shares or, alternatively, make arrangements to become a Registered Shareholder.

29.	Registered Shareholders shall be the only Shareholders entitled to exercise rights of dissent.
30.
In order for a Registered Shareholder to exercise such right of dissent under sections 237-247 of the BCBCA, as modified by the terms of this Interim Order and the Plan of Arrangement (the “Dissent Right”):

(a)	a dissenting shareholder shall deliver a written notice of dissent (“Dissent Notice”) to Planet 13:
c/o Cozen O’Connor LLP
Bentall 5, 550 Burrard Street, Suite 2501
Vancouver, BC, V6C 2B5, Canada
Attention: Lucy Schilling
E-mail: lschilling@cozen.com
by no later than 4:00 p.m. (Vancouver time) on July 25, 2023 or, in the event the Meeting is adjourned or postponed, by 4:00 p.m. (Vancouver time) on the business day that is two business days before the date on which the Meeting is reconvened or held.
(b)
delivery of a Dissent Notice does not deprive such dissenting Shareholder of its right to vote at the Meeting, however, a vote in favour of the Arrangement Resolution will result in a loss of the Dissent Right;

(c)	a vote against the Arrangement Resolution or an abstention shall not constitute the written notice of dissent required under subparagraph (a);
(d)
a dissenting Shareholder may not exercise the Dissent Right in respect of only a portion of such dissenting Shareholder’s Planet 13 Shares, but may dissent only with respect to all of its Planet 13 Shares; and

(e)	the exercise of such Dissent Right must otherwise comply with the requirements of sections 237-247 of the BCBCA, as modified by this Interim Order and the Plan of Arrangement.
31.
Notice to the Shareholders of their Dissent Right with respect to the Arrangement Resolution, including notice of their right, subject to the provisions of the BCBCA, this Interim Order, and the Plan of Arrangement, to receive the fair value of their Planet 13 Shares, shall be given by including information with respect to this right in the Circular to be sent to Shareholders in accordance with this Interim Order.

32.
Subject to further order of this Court, the rights available to the Shareholders under the BCBCA, this Interim Order, and the Plan of Arrangement to dissent from the Arrangement will constitute full and sufficient Dissent Rights for the Shareholders with respect to the Arrangement.

33.
Neither Planet 13 nor any other person will be required to recognize a Shareholder who has validly dissented as a Registered Shareholder at or after the effective time of the Arrangement (the “Effective Time”), and at the Effective Time, the names of such Registered Shareholders will be deleted from the central securities register of Planet 13.

APPLICATION FOR FINAL ORDER
34.
Upon the approval, with or without variation, by the Shareholders of the Arrangement Resolution in the manner set forth in this Interim Order, Planet 13 may apply to this Court for, inter alia, an order:

(a)	pursuant to section 291(4)(a) of the BCBCA, approving the Arrangement; and
(b)	pursuant to section 291(4)(c) declaring that the Arrangement is substantively and procedurally fair and reasonable to the parties affected (collectively, the “Final Order”),

and the hearing of the application for the Final Order (the “Final Order Application”) will be held at the Courthouse at 800 Smith Street, Vancouver, British Columbia on Thursday, August 3, 2023 at 9:45 a.m (Vancouver time), or as soon thereafter as the Final Order Application can be heard or at such other date and time as this Court may direct.
35.
The form of Notice of Hearing of Petition for Final Order attached as Exhibit “G” to Schilling Affidavit #1 is hereby authorized for use for all purposes as the Notice of Hearing required by Rule 16-1(8) of the British Columbia Supreme Court Civil Rules (the “Rules”).

36	Any Securityholder or other affected party has the right to appear (either in person or by counsel) and make submissions at the Final Order Application.
37.
Any Securityholder or other affected party seeking to appear at the Final Order Application (other than the Petitioner) shall file a Response to Petition (a “Response”) pursuant to Rule 16-1(5) of, and in the form prescribed by, the Rules, with this Court and deliver a copy of the filed Response together with a copy of all materials on which such person or entity intends to rely at the Final Order Application, including an outline of such person’s or entity’s proposed submissions to the solicitors for the Petitioner at:

Cozen O’Connor LLP
Bentall 5, 550 Burrard Street, Suite 2501
Vancouver, BC, V6C 2B5, Canada
Attention: Samuel Bogetti
E-mail: sbogetti@cozen.com
by or before 4:00 p.m. (Vancouver time) on Thursday, July 27, 2023, or as the Court may otherwise direct.
SERVICE OF COURT MATERIALS FOR FINAL ORDER APPLICATION
38.
Delivery of the Circular, Notice of Hearing of Petition for Final Order, and this Interim Order, in accordance with paragraphs 10 or 12 of this Interim Order, as applicable, shall constitute good and sufficient service of this proceeding upon all Securityholders or any other persons who may wish to appear at, or are otherwise entitled to receive notice of, these proceedings and no other form of service need be made. In particular, service of the petition, Schilling Affidavit #1, Logan Affidavit #1, and additional affidavits as may be filed, is dispensed with. Upon the written request by, or on behalf of, any Securityholder, Planet 13 shall deliver the petition and other materials filed herein.

39.
Additional service of the Notice of Hearing of Petition for Final Order upon Securityholders of Planet 13 and any other persons who may wish to appear may be made by Planet 13 posting the Notice of Hearing of Petition for Final Order, or the Circular, on the SEDAR website maintained by the Canadian Securities Administrators.

40.
If the Final Order Application is adjourned, only those persons who have filed and delivered a Response in accordance with this Interim Order need to be served with notice of the adjourned date and any filed materials.

41.	Planet 13 is at liberty to serve the Notice of Hearing of Petition for Final Order on persons outside the jurisdiction of this Honorable Court in the manner specified in this Interim Order.
VARIANCE
42.
Planet 13 is at liberty to apply to this Honourable Court to vary this Interim Order or to seek advice and direction with respect to the Plan of Arrangement or any of the matters related to the Interim Order.

43.	To the extent of any inconsistency or discrepancy between this Interim Order and the Circular, the BCBCA, applicable Securities laws, or the articles of Planet 13, this Interim Order shall govern.
44.
Rules 8-1 and 16-1(8) - (12) of the Supreme Court Civil Rules will not apply for any further applications in respect of this proceeding, including, without limitation, the application for Final Order or any application to vary this Interim Order.

S-234404
Vancouver
THE FOLLOWING PARTIES APPROVE THE FORM OF THIS INTERIM ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of lawyer for the petitioner Cozen O’Connor LLP Samuel Bogetti
By the Court.

Registrar

No. S234404
Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA
IN THE MATTER OF SECTION 288 OF THE BRITISH COLUMBIA
BUSINESS CORPORATIONS ACT, S.B.C. 2002, C.57, AS AMENDED
AND
IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
PLANET 13 HOLDINGS INC. and its SECURITYHOLDERS
PLANET 13 HOLDINGS INC.
PETITIONER
ORDER MADE AFTER APPLICATION
COZEN O’CONNOR LLP
Bentall 5
550 Burrard Street
Suite 2501
Vancouver, BC V6C 2B5
Lawyer for the Petitioner
Samuel Bogetti
Tel: 236-317-6213
Email: sbogetti@cozen.com

APPENDIX “E” NOTICE OF HEARING OF PETITION

No. S-234404 Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA
IN THE MATTER OF SECTION 288 OF THE BRITISH COLUMBIA
BUSINESS CORPORATIONS ACT, S.B.C. 2002, C.57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
PLANET 13 HOLDINGS INC. and its SECURITYHOLDERS

PLANET 13 HOLDINGS INC.
PETITIONER
NOTICE OF HEARING OF PETITION FOR FINAL ORDER
To:	The Shareholders, Optionholders, RSU holders, Directors, Auditor of Planet 13 Holdings Inc.
TAKE NOTICE that the petition of the petitioner, Planet 13 Holdings Inc. (“Planet 13”) dated June 16, 2023 will be heard in person (or by such other method or platform as this Honourable Court may direct at the time of the hearing of the petition) at the courthouse at 800 Smithe Street, Vancouver, British Columbia V6Z 2E1 on August 3, 2023 at 9:45 a.m.
1.	Date of Hearing
[x]	the petition is unopposed, by consent or without notice.
2.	Duration of Hearing
[x]	It has been agreed by the parties that the hearing will take 20 minutes.
3.	Jurisdiction
[x]	This matter is not within the jurisdiction of a Master.
NOTICE IS HEARBY GIVEN that a petition has been filed by Planet 13 in the Supreme Court of British Columbia (the “Court”) for approval of a plan of arrangement (the “Plan of Arrangement,”), pursuant to the Business Corporations Act, S.B.C., 2002, c.57, as amended, (the “BCBCA”);
AND NOTICE IS FURTHER GIVEN that by an Interim Order of the Court, pronounced June 20, 2023, the Court has given directions as to the calling of a meeting of shareholders of Planet 13 (the “Planet 13 Shareholders”) for the purpose of, inter alia, considering and voting upon a resolution approving the Plan of Arrangement;
AND NOTICE IS FURTHER GIVEN that an application for a Final Order approving the Plan of Arrangement will be made, in person (or by such other manner or platform as the court may direct at the time of the hearing of the hearing) before the presiding judge in Chambers at the Courthouse, 800 Smith Street, Vancouver, British Columbia on August 3, 2023 at 9:45 a.m. (Vancouver time), or as soon thereafter as counsel may be heard (the “Final Application”);
IF YOU WISH TO BE HEARD, any person affected by the Final Order sought may appear (either in person or by counsel) and make submissions at the hearing of the Final Application if such person has filed with the Court at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, a response to petition (“Response”) pursuant to Rule 16-1 of, and in the form prescribed by, the Supreme Court Civil Rules and delivered a copy of the filed
E-1

Response, together with all material on which such person intends to rely at the hearing of the Final Application, including an outline of such person's proposed submissions, to the petitioner at its address for delivery set out below by or before 4:00 p.m. (Vancouver time) on July 27, 2023.
The petitioner's address for delivery is:
Cozen O'Connor LLP
Bentall 5, 550 Burrard Street, Suite 2501
Vancouver, BC, V6C 2B5
Attention: Samuel Bogetti
E-mail: sbogetti@cozen.com
Fax: 604.674.9245
IF YOU WISH TO BE NOTIFIED OF ANY ADJOURNMENT OF THE FINAL APPLICATION, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing and delivering the form of Response as foresaid. You may obtain a form of Response at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.
AT THE HEARING OF THE FINAL APPLICATION the Court may approve the Plan of Arrangement as presented, or may approve it subject to such terms and conditions as the Court deems fit.
IF YOU DO NOT FILE A RESPONSE and attend either in person or by counsel at the time of such hearing the Court may approve the Plan of Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. If the Plan of Arrangement is approved, it will significantly affect the rights of “Planet 13 Securityholders” (being each of the Planet 13 Shareholders, holders of options to purchase common shares in the capital of Planet 13, and holders of Planet 13 Restricted Share Units).
A copy of the petition and other documents in the proceeding will be furnished to any Planet 13 Securityholder or other interested party upon written request to the solicitors of the petitioner at its address for delivery set out above.
Date:	June 20, 2023
Signature ☒ Lawyer for Petitioner Cozen O'Connor LLP (Samuel Bogetti)
E-2

APPENDIX “F”
BC NOTICE OF ARTICLES

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526
CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
Notice of Articles
BUSINESS CORPORATIONS ACT	T.K. SPARKS
This Notice of Articles was issued by the Registrar on: May 25, 2023 01:37 PM Pacific Time
Incorporation Number:   BC1350847
Recognition Date and Time: March 2, 2022 12:01 AM Pacific Time as a result of an Amalgamation
NOTICE OF ARTICLES
Name of Company:
PLANET 13 HOLDINGS INC.
REGISTERED OFFICE INFORMATION
Mailing Address:	Delivery Address:
SUITE 2501	SUITE 2501
550 BURRARD STREET	550 BURRARD STREET
VANCOUVER BC V6C 2B5	VANCOUVER BC V6C 2B5
CANADA	CANADA
RECORDS OFFICE INFORMATION
Mailing Address:	Delivery Address:
SUITE 2501	SUITE 2501
550 BURRARD STREET	550 BURRARD STREET
VANCOUVER BC V6C 2B5	VANCOUVER BC V6C 2B5
CANADA	CANADA
F-1

DIRECTOR INFORMATION
Last Name, First Name, Middle Name:
Fraser, Lee A.
Mailing Address:	Delivery Address:
2548 WEST DESERT INN ROAD	2548 WEST DESERT INN ROAD
LAS VEGAS NV 89109	LAS VEGAS NV 89109
UNITED STATES	UNITED STATES
Last Name, First Name, Middle Name:
SCHEFFLER, LARRY
Mailing Address:	Delivery Address:
2548 WEST DESERT INN ROAD	2548 WEST DESERT INN ROAD
LAS VEGAS NV 89109	LAS VEGAS NV 89109
UNITED STATES	UNITED STATES
Last Name, First Name, Middle Name:
O'Neal, Adrienne
Mailing Address:	Delivery Address:
2548 WEST DESERT INN ROAD	2548 WEST DESERT INN ROAD
LAS VEGAS NV 89109	LAS VEGAS NV 89109
UNITED STATES	UNITED STATES
Last Name, First Name, Middle Name:
GROESBECK, ROBERT
Mailing Address:	Delivery Address:
2548 WEST DESERT INN ROAD	2548 WEST DESERT INN ROAD
LAS VEGAS NV 89109	LAS VEGAS NV 89109
UNITED STATES	UNITED STATES
AUTHORIZED SHARE STRUCTURE
1. No Maximum	Common Shares	Without Par Value

With Special Rights or Restrictions attached

2. No Maximum	Class A Restricted Voting Shares	Without Par Value

With Special Rights or Restrictions attached
F-2

Appendix “G”
2023 Equity Incentive Plan
Planet 13 Holdings Inc.
2023 Equity Incentive Plan
1. Purpose; Eligibility.
1.1 General Purpose. The name of this plan is the Planet 13 Holdings Inc. 2023 Equity Incentive Plan (as amended and/or amended and restated from time to time, the “Plan”). The purposes of the Plan are to (a) enable Planet 13 Holdings Inc., a Nevada corporation (the “Company”), to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2 Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plans. As of the Effective Date, (a) no additional awards may be granted under the Prior Plans, and (b) all outstanding awards granted under the Prior Plans will remain subject to the terms of the Prior Plans. All Awards granted under this Plan will be subject to the terms of this Plan.
1.3 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.
1.4 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, and (c) Restricted Stock Units.
2. Definitions.
“Affiliate” means a parent or subsidiary corporation of the Company, as defined in Section 424 of the Code (substituting “Company” for “employer corporation”), any other entity that is a parent or subsidiary of the Company, including a parent or subsidiary which becomes such after the Effective Date of the Plan.
“Adjustment Event” has the meaning set forth in Section 10.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, Canadian provincial securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Associates” has the meaning ascribed thereto in Section 2.22 of NI 45-106.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, or a Restricted Stock Unit Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cause” means, unless the applicable Award Agreement provides otherwise:
With respect to any Employee or Consultant:
(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or an Affiliate and such agreement provides for a definition of Cause, the definition contained therein; or
(b) If no such agreement exists, or if such agreement does not define Cause: (i) failure to perform such duties as are reasonably requested by the Board; (ii) material breach of any agreement with the Company or an Affiliate, or a material violation of the Company’s or an Affiliate’s code of conduct or other written policy; (iii) commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the

Company or an Affiliate; (iv) use of illegal drugs or abuse of alcohol that materially impairs the Participant’s ability to perform his or her duties to the Company; or (v) gross negligence or willful misconduct with respect to the Company or an Affiliate.
With respect to any Director, unless the applicable Award Agreement provides otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:
(a) malfeasance in office;
(b) gross misconduct or neglect;
(c) false or fraudulent misrepresentation inducing the Director’s appointment;
(d) willful conversion of corporate funds; or
(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.
The Board, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control” means:
(a) One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;
(b) One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 50% or more of the total voting power of the stock of the Company;
(c) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority the Board before the date of appointment or election; or
(d) One Person (or more than one Person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” has the meaning set forth in Section 3.4.
“Common Stock” means the common stock, no par value per share, of the Company.
“Company” means Planet 13 Holdings Inc., a Nevada corporation, and any successor thereto.
“Consultant” means any individual or entity who is engaged by the Company to render consulting or advisory services, other than as an Employee or Independent Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended; and who otherwise qualifies as a “consultant” under Section 2.22 of NI 45-106.
“Continuous Service” means that the Participant’s service with the Company and its Affiliates, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company and its Affiliates as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director will not constitute an interruption of Continuous Service. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Board, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and any such decision shall be final, conclusive and binding on all parties.
“CSE” means the Canadian Securities Exchange.
“Director” means a member of the Board.
“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.5 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Board. Except in situations where the Board is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.5 hereof within the meaning of Section 22(e)(3) of the Code, the Board may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company in which a Participant participates.
“Effective Date” shall mean the date of the Company’s domestication in the State of Nevada.
“Employee” means any person, including an officer or Director, employed by the Company; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto.
“Fair Market Value” means, on a given date, (i) if there is a public market for the shares of Common Stock on such date, the closing price of the shares as reported on such date on the principal securities exchange on which the shares are listed or, if no sales of shares have been reported on any securities exchange, then the immediately preceding date on which sales of the shares have been so reported or quoted; notwithstanding the foregoing, in the event the shares of Common Stock are listed on the CSE, for the purposes of establishing the Option Exercise Price of any Option, the Fair Market Value shall not be lower than the greater of the closing market price of the shares of Common Stock on the CSE on: (a) the trading day prior to the Grant Date, and (b) the Grant Date, which closing market price once so determined shall be converted to U.S. dollars at the Bank of Canada exchange rate on the date of such closing market price on the CSE for purposes of the minimum Fair Market Value and Option Exercise Price, and (ii) if there is no public market for the shares of Common Stock on such date, then the fair market value shall be determined by the Board in good faith after taking into consideration all factors which it deems appropriate, including, without limitation, Sections 409A and 422 of the Code. Any determination by the Board shall be final, conclusive and binding on all parties.
“Grant Date” means the date on which the Board adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
“Independent Director” means any member of the Board or any member of the board of directors of an Affiliate (or similar governing body of an Affiliate that is not a corporation) who is not an Employee or Consultant.
“Investor Relations Activities” has the meaning ascribed thereto in the policies of the CSE.
“ISO Limit” has the meaning set forth in Section 4.2.
“NI 45-106” means National Instrument 45-106 Prospectus Exemptions.
“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Option” means the right to purchase a share of Common Stock.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Option Exercise Price” means the price in U.S. dollars at which a share of Common Stock may be purchased upon the exercise of an Option.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
“Plan” means this Planet 13 Holdings Inc. 2023 Equity Incentive Plan.
“Prior Plans” means the Planet 13 Holdings Inc. 2018 Stock Option Plan and the Planet 13 Holdings Inc. 2018 Share Unit Plan, as amended.
“Related Person” has the meaning ascribed thereto in Section 2.22 of NI 45-106, which includes, without limitation, any director, an executive officer of the Company or any of its Affiliates.
“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, or cash, other securities or other property having a value equal to the Fair Market Value of an identical number of shares of Common Stock, subject to certain restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time) granted under Section 8 of the Plan.
“Tax-Related Items” has the meaning set forth in Section 9.6
“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
“Total Share Reserve” has the meaning set forth in Section 4.1.
3. Administration.
3.1 Authority of Board. The Plan shall be administered by the Board. Subject to the terms of the Plan and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Board shall have the authority:
(a) to construe and interpret the Plan and apply its provisions;
(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d) to delegate its authority to a committee or subcommittee or, with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act, to one or more officers of the Company;
(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;
(g) to determine the number of shares of Common Stock to be made subject to each Award;
(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(l) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(m) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under the Plan;
(n) to impose a “blackout” or other periods during which Awards may not be exercised or settled; and
(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
3.2 Acquisitions and Other Transactions. The Board may, from time to time, assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under the Plan in replacement of or in substitution for the award assumed by the Company, or (ii) treating the assumed award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such assumed award shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant. The Board may also grant Awards under the Plan in settlement of or in substitution for outstanding awards or obligations to grant future awards in connection with the Company or an Affiliate acquiring another entity, an interest in another entity, or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction. Notwithstanding any provision in the Plan to the contrary but subject to CSE requirements, awards assumed under this Section 3.2 shall not be counted against the Total Share Reserve; provided, that, substitute awards issued under this Section 3.2 in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Reserve.
3.3 Board Decisions Final. All decisions made by the Board pursuant to the provisions of the Plan shall be final, binding, and conclusive on the Company, the Participants, and all parties, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.4 Delegation. The Board may delegate administration of the Plan to a subcommittee or subcommittees of one or more members of the Board and the term “Committee” shall apply to any person or persons to whom such authority has been delegated, subject, however, to Applicable Law and to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Any such delegation may be revoked by the Board at any time.
3.5 Committee Composition. To the extent the Board desires to comply with the exemption requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act, with respect to any insider subject to Section 16 of the Exchange Act, unless the Board approves Awards granted under the Plan for purposes of Rule 16b-3, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more “non-employee directors” as defined in Rule 16b-3. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Independent Directors, or one or more officers of the Company or any of its subsidiaries, the authority to grant Awards to eligible Persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a Committee that does not at all times consist solely of two or more “non-employee directors.”

4. Shares Subject to the Plan.
4.1 Subject to adjustment in accordance with Section 10, a total of 22,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan and all other security based compensation arrangements of the Company, including the Prior Plans (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. For the avoidance of doubt:
(A) any outstanding Awards under the Prior Plans on the Effective Date shall count towards the Total Share Reserve; and
(B) (i) any shares of Common Stock that were previously, before the Effective Date, issued under the Prior Plans on exercise of Options and/or vesting of Restricted Stock Units; and
(ii) Awards under the Prior Plans which are not outstanding as of the Effective Date, shall in each case not count towards the Total Share Reserve available for the grant of Awards under the Plan.
4.2 Subject to adjustment in accordance with Section 10, no more than 22,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options under the Plan and all other security based compensation arrangements of the Company, including the Prior Plans (the “ISO Limit”).
4.3 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares or shares reacquired by the Company in any manner.
4.4 The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Independent Director, together with any cash fees paid to such Independent Director during the Fiscal Year shall not exceed a total value of $1,000,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes). Notwithstanding the foregoing, the Board may provide, in its discretion, for exceptions to this limit for an Independent Director, provided that the Independent Director receiving such additional compensation may not participate in the decision to award such compensation.
4.5 Any shares of Common Stock subject to an Award that is canceled, forfeited, cash-settled, terminated, or expires prior to exercise or realization, either in full or in part, shall not again become available for issuance under the Plan.
4.6 No Awards may be granted under the Plan if after such grant of Awards: (a) the aggregate number of shares of Common Stock reserved for issuance under the Plan and all other security based compensation arrangements of the Company, including the Prior Plans, to (i) Related Persons (as a group) exceeds 10% of the shares of Common Stock outstanding at the time of the grant calculated on a fully diluted basis, or (ii) any one Related Person exceeds 5% of the shares of Common Stock outstanding at the time of the grant calculated on a fully diluted basis; or (b) the aggregate number of shares of Common Stock issued pursuant to the Plan and all other security based compensation arrangements, including the Prior Plans, within a 12-month period to (i) Related Persons (as a group) exceeds 10% of the total number of shares of Common Stock outstanding at the time of the grant calculated on a fully diluted basis, or (ii) any one Related Person and the Associates of the Related Person exceeds 5% of the shares of Common Stock outstanding at the time of the grant calculated on a fully diluted basis. The aggregate number of shares of Common Stock issued or issuable to persons providing Investor Relations Activities as compensation within a 12-month period, shall not exceed 2% of the total number of shares of Common Stock outstanding at the time of the grant.
5. Eligibility.
5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted to Employees only. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.
5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in Section 5 and this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Board; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of ten years from the Grant Date.
6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing and subject to CSE requirements, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option, as determined by the Board using one of the methods permitted by Treasury Regulation Section 1.409A-1(b)(5)(iv)(A). Notwithstanding the foregoing and subject to CSE requirements, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4 Method of Exercise. The Option Exercise Price shall be paid, to the extent permitted by Applicable Laws, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Board, upon such terms as the Board shall approve: (i) by delivery to the Company of other shares of Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired; (ii) by a “net settlement” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Option Exercise Price; (iii) a “cashless” exercise program established with a broker; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the Option Exercise Price that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) and subject to compliance with applicable US and Canadian securities laws. Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system), an exercise by a Director who is not an Independent Director or by an Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002, shall be prohibited with respect to any Award under the Plan.
6.5 Vesting of Options. Stock Options granted under the Plan shall be subject to such restrictions and limitations described in the Award Agreement as the Board may impose in its discretion, including vesting conditions, restrictions on exercise, and forfeiture provisions. In its discretion, the Board may provide in the Award Agreement that some or all of such restrictions shall lapse upon (a) the Participant’s continued employment with the Company or an Affiliate for a specified period of time, (b) the occurrence of any one or more other events or the satisfaction of any one or more other conditions, as specified by the Board, including satisfaction of performance criteria, a termination of Continuous Service under certain circumstances (such as death or Disability), or a Change in Control, or (c) a combination of any of the foregoing. In its discretion, the Board shall have the authority to accelerate the vesting of a Stock Option at any time, in whole or in part, or otherwise waive or modify any such restrictions.
6.6 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Board, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.7 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state, provincial or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.8 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.9 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.10 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7. Restricted Stock Units. Each Restricted Stock Unit granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Stock Unit so granted shall be subject to the conditions set forth in Section 5 and this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no dividend rights or voting rights with respect to any Restricted Stock Units granted hereunder.
7.1 Vesting of Restricted Stock Units. Restricted Stock Units granted under the Plan shall be subject to such restrictions and limitations described in the Award Agreement as the Board may impose in its discretion, including vesting conditions, restrictions on exercise, and forfeiture provisions. In its discretion, the Board may provide in the Award Agreement that some or all of such restrictions shall lapse upon (a) the Participant’s continued employment with the Company or an Affiliate for a specified period of time, (b) the occurrence of any one or more other events or the satisfaction of any one or more other conditions, as specified by the Board, including satisfaction of performance criteria, a termination of Continuous Service under certain circumstances (such as death or Disability), or a Change in Control, or (c) a combination of any of the foregoing. In its discretion, the Board shall have the authority to include such other terms and conditions in the applicable Award Agreement as it may deem appropriate.
7.2 Settlement of Restricted Stock Units. Upon the expiration of the restrictions under Section 7.1 with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each outstanding vested Restricted Stock Unit; provided, however, that the Board may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for vested Restricted Stock Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the restrictions lapsed.
8. Securities Law Compliance.
8.1 Securities Registration. No Awards shall be granted under the Plan and no shares of Common Stock shall be issued and delivered upon the exercise of Options or the vesting of Restricted Stock Units granted under the Plan unless and until the Company and/or the Participant have complied with all applicable federal, provincial and state registration, CSE listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.
8.2 Representations; Legends. The Board may, as a condition to the grant of any Award or the exercise of any Option under the Plan, require a Participant to (i) represent in writing that the shares of Common Stock received in connection with such Award are being acquired for investment and not with a view to distribution and (ii) make such other representations and warranties as are deemed appropriate by counsel to the Company. Each certificate representing shares of Common Stock acquired under the Plan shall bear a legend in such form as the Company deems appropriate.
9. Miscellaneous.
9.1 Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
9.2 Transferability of Awards. Unless otherwise determined by the Board, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Board makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate and comply with Applicable Laws.
9.3 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until such Participant has satisfied all requirements for exercise or settlement of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date in which the Participant becomes the owner of such Common Stock due to settlement or exercise.
9.4 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
9.5 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
9.6 Withholding Obligations.
(a) Whenever Common Stock is to be issued in satisfaction of Awards granted under this Plan or any other tax withholding event occurs in relation to an Award, the Company may require the Participant to remit to the Company, or to an Affiliate, as applicable, an amount sufficient to satisfy any U.S. federal, state, local, and

non-U.S. income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (the “Tax-Related Items”) applicable to the Participant as a result of participating in the Plan. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items.
(b) The Company, as permitted by Applicable Law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value sufficient to cover the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value sufficient to cover the Tax-Related Items to be withheld, or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with Applicable Laws.
10. Adjustments Upon Changes in Stock. In the event of any changes in the outstanding Common Stock or in the capital structure of the Company by reason of any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company or other relevant change in capitalization (any of the foregoing, an “Adjustment Event”), the Board shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (i) the Total Share Reserve, the ISO Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan; and (iii) the terms of any outstanding Award, including, without limitation, (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (B) the exercise price with respect to any Award; or (C) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Board shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. In the case of adjustments made pursuant to this Section 10, unless the Board specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Board shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 10 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 10 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 10 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be final, conclusive and binding for all purposes.
11. Effect of Change in Control.
11.1 In the event of a Change in Control, the Board may, but shall not be obligated to:
(a) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any Award;
(b) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding Awards and payment to the holders of such Awards of the value of such Awards, if any, as shall be determined by the Board as follows:
(i) in the case of an outstanding Option, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Board) of the shares of Common Stock subject to such

Option over the aggregate exercise price of such Option (it being understood that, in such event, any Option having a per share exercise price specified in the Award Agreement that is equal to, or in excess of the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor), or
(ii) in the case of Restricted Stock Units that are not vested as of such cancellation, a cash payment or equity subject to deferred vesting and delivery consistent with the same vesting restrictions applicable to such Restricted Stock Units prior to cancellation, as determined by the Board.
(c) provide for the issuance of substitute Awards or the assumption or replacement of such Awards; or
(d) provide written notice to Participants that for a period of at least ten days prior to the Change in Control, such Awards shall be exercisable, to the extent applicable, as to all shares of Common Stock subject thereto and upon the occurrence of the Change in Control, any Awards not so exercised shall terminate and be of no further force and effect.
11.2 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
12. Amendment of the Plan and Awards.
12.1 Amendment of the Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 10 relating to adjustments upon changes in Common Stock and this Section 12, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
12.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
12.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
12.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
12.5 Amendment of Awards. The Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Board may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
13. General Provisions.
13.1 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in connection with the following: (a) any material noncompliance with any financial reporting requirement under the securities laws that requires the Company to file a restatement of its financial statements; (b) any action by a Participant that constitutes Detrimental Activity; and (c) any Company policies that may be adopted and/or modified from time to time. In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Plan. By accepting an Award, the Participant is agreeing to be bound by this Section 13.1, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with Applicable Law).

13.2 Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to compliance with Applicable Laws and shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
13.3 Sub-plans. The Board may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Board determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
13.4 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Board shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
13.5 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
13.6 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Board shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
13.7 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Board may deem advisable.
13.8 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Board will have any liability to any Participant for such tax or penalty.
13.9 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
13.10 Section 16 of the Exchange Act. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 13.10, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

13.11 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Board and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
13.12 Expenses. The costs of administering the Plan shall be paid by the Company.
13.13 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
13.14 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
13.15 Non-Uniform Treatment. The Board’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Board shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
14. Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 12.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
15. Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
16. Currency. Unless otherwise specifically provided, all references to dollar amounts in this Plan are references to lawful money of the United States.
As adopted by the Board of Directors of Planet 13 Holdings Inc. on June 7, 2023.
As approved by the shareholders of Planet 13 Holdings Inc. on [•].

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 26, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PLNHF2023**

You may attend the meeting in person or via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. Please check the meeting materials for any special requirements for meeting attendance and voting in person.

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V19264-P95284 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLANET 13 HOLDINGS INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Robert Groesbeck	☐	☐
1b. Larry Scheffler	☐	☐
1c. Lee Fraser	☐	☐
1d. Adrienne O'Neal	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting:
The Notice and Proxy Statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Request for Financial Statements are available at www.proxyvote.com.

V19265-P95284

Appointment of Proxyholder

I/We being the undersigned Shareholder(s) of Planet 13 Holdings Inc. (the "Company") hereby appoint(s):
Robert Groesbeck, Co-Chief Executive Officer, or failing this person, Larry Scheffler, Co-Chief Executive Officer (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or, if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of the Company to be held in person at 2548 West Desert Inn Road, Las Vegas, Nevada 89109, and online at www.virtualshareholdermeeting.com/PLNHF2023 on July 27, 2023 at 12:00 P.M. (Pacific Daylight Time) or at any adjournment thereof.

Proxies must be received by 11:59 P.M. (Eastern Time) on Wednesday, July 26, 2023.

Notes to Proxy

1. **Every holder has the right to appoint another person or entity of their choice, who need not be a shareholder, to attend and act on the holder's behalf at the Annual General and Special Meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Annual General and Special Meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by the Company.